Trust Shares
Investment A Shares
Investment B Shares
Interfund Shares

HUNTINGTON FUNDS ANNUAL REPORT

December 31, 2002

Money Market Funds

  Huntington Money Market Fund
  Huntington Ohio Municipal Money Market Fund
  Huntington Florida Tax-Free Money Fund
  Huntington U.S. Treasury Money Market Fund

Equity Funds

  Huntington Growth Fund
  Huntington Income Equity Fund
  Huntington Rotating Index Fund
  Huntington Dividend Capture Fund
  Huntington International Equity Fund
  Huntington Mid Corp America Fund
  Huntington New Economy Fund
  Huntington Situs Small Cap Fund

Income Funds

  Huntington Mortgage Securities Fund
  Huntington Ohio Tax-Free Fund
  Huntington Michigan Tax-Free Fund
  Huntington Fixed Income Securities Fund
  Huntington Intermediate Government Income Fund
  Huntington Short/Intermediate Fixed Income Securities Fund

[Logo of Huntington Funds]

Message from the Chief Investment Officer

Dear Shareholders:

There is an old adage that "the market always fools the rehearsed response and the traditional reaction." If ever that statement was true, then 2002 was its most exemplary. It was the year in which low interest rates and fiscal stimulus were to have propelled the economy into significant growth. This was the year that Democrats would make inroads into the House of Representatives and the Senate. It was the year that corporate scandals would end with the Enron debacle. It was the year that corporate profits would rebound, and the year that the European Union would strengthen and propel the European markets.

Obviously, the markets were not surprising in their lack of production during 2002. Reeling from weakening economic numbers, corporate scandals and poor earnings, the Standard & Poor's 500 Index1 fell over 22%, the Dow Jones Industrial Average2 declined 15% and the NASDAQ-100 Index3 slid over 31%. With that backdrop, President Bush announced a sweeping stimulus package in early 2003. If instituted, this fiscal program would create substantial changes in the way investors view their asset allocations and the way in which corporations balance their reinvestment rate.

Huntington Asset Advisors, Inc. (Adviser) views these tax changes as having a significant impact on the markets and the economy. It appears that the general stock market has embraced the changes as an enormous boon for investors, and early trading in 2003 has noted the enhancement. If enacted as proposed, those changes could have a lasting positive impact on the equity markets, but also could create some issues in other markets. For example:

  There is no doubt that many investors could shift their holdings into stocks that pay larger dividends as opposed to those stocks that plow their earnings back for future growth. This could tempt many companies not currently paying dividends to reverse their policy. Thus, in order to obtain the capital to maintain an acceptable growth rate, corporate debt issuance may increase.
  Municipal bonds could find a more competitive force from the stock market, causing their rates to rise and costing the issuers greater interest charges. This could lead to weakening credits and could prompt municipal administrators to raise taxes (property, sales and excise) elsewhere.
  As mentioned above, corporate bond issuances could increase as reinvestment rates diminish. This could certainly increase rates and increase credit risks as balance sheets deteriorate.
  Real Estate Investment Trusts (REITs), which are not taxed at the corporate level, probably will not enjoy the new exemption at the individual level. If that is a valid assumption, their worth to investors could likely diminish and their stock prices could likely decline. In addition, they may get hit by higher property taxes as municipalities strive to cope.

The Adviser's investment team will continue to monitor the most logical impact of this sweeping tax legislation as more details unfold. While there is likely to be some compromise capabilities in the Bush Administration's tax proposal, it is difficult to determine what the ultimate package may present to the economy. We intend, however, to take a proactive stance by emphasizing the positive features of the package, whatever form emerges from Congress, and avoiding the negatives. This may take the form of altering the exposure to REITs in the Huntington Mortgage Securities Fund and Huntington Dividend Capture Fund; expanding the emphasis on dividend growing stocks such as the philosophy in the Huntington Income Equity Fund; adding insurance company stocks that hold large quantities of dividend paying stock; increasing the exposure to preferred stocks; closely monitoring the holdings of growth stocks; and shortening our maturities in both taxable and tax-free portfolios.

Message from the Chief Investment Officer (continued)

There are a significant number of exogenous forces on the economic horizon during 2003. In addition to the proposed tax changes, there is potential conflict with Korea, the ongoing war on terrorism and the likely conflict with Iraq. These circumstances present a wide margin for error in economic and market forecasting. Nonetheless, the Adviser's experienced team of portfolio managers are committed to remaining flexible, yet disciplined, to attempt to expose the Huntington Funds shareholders to the best investment opportunities across all key financial markets. In September 2002, we continued the expansion of the Huntington Funds family with the launch of the Huntington Situs Small Cap Fund, providing investors with a highly diversified, single-decision approach to investing in small-cap stocks. We appreciate your investment in the Huntington Funds and look forward to helping you reach your long-term financial goals.

Very truly yours,

/s/ B. Randolph Bateman

B. Randolph Bateman
Chief Investment Officer
Huntington Asset Advisors, Inc.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

(2) The Dow Jones Industrial Average (DJIA) is an unmanaged index which presents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA's index movements are leading economic indicators for the stock market as a whole. Investments cannot be made in an index.

(3) The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The index is unmanaged and investments cannot be made in an index.

Growth Fund As of 12/31/02

Management's Discussion of Fund Performance
Portfolio Manager: James J. Gibboney, CFA,
Vice President
Huntington Asset Advisors, Inc.

Q.

How Did The Fund Perform?

For the year ended December 31, 2002, the total return for the Trust Shares of Huntington Growth Fund was (22.30)%. This compares to a return of (22.10)% for the Standard and Poor's 500 Index (S&P 500)† and a return of (28.63)% for the Lipper Large-Cap Growth Funds Index (LLCGFI)† for the same period.

Q.

Why Did The Fund Perform This Way?

Since its inception in 1989, the Fund has attempted to achieve long-term capital appreciation primarily through investing in equity securities. The decade of the 1990s produced soaring stock prices and dizzying valuations. Now, we seem to have entered an era where valuation matters again, but still remains higher than historical standards. Our goal for 2002 was to continue with our policy of wider diversification. We also repositioned the Fund in early 2002 to deal with a changing interest rate environment and an expected economic recovery. This repositioning was in concert with the Adviser's Investment Policy Committee sector bias strategy for 2002, which overweights and underweights certain sectors. The Fund is closely correlated to stock market movements, and thus declined when the stock market declined in 2002. Also, large-cap growth stocks fared poorly last year versus other types of stocks such as mid-cap, value and international. Additionally, many of the negative corporate governance developments were concentrated in the large-cap sector of the market.

† For an explanation of indices, please refer to pages 108 and 109.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

We remained true to our discipline of buying companies that we believe are favorably priced relative to their fundamentals. There were a few highlights in individual stock performance. Ecolab and Media General, two of our longer-term holdings, each gained over 20% in price for the year. J.M. Smucker, Sysco and Stryker all produced double digit price performance.

Q.

What Is Your Outlook For 2003?

Our strategy for 2003 is to attempt to continue our policy of broad-based representation across market sectors. Attention to valuation and stock selection will be important this year as total returns are expected to average in the upper single digits range over the next three to five years with considerable variation around this trendline.

Growth Fund (continued)

Portfolio Profile
As of 12/31/02

Net Assets ($ mil)	*$201.2*
Net Asset Value (Trust Shares)	*$32.72*
Number of Issues	*61*
Cash Reserves (%)	*5.4%*

Five Largest Equity Holdings ♦
(as a percentage of net assets) As of 12/31/02

Sysco Corp.	*6.2%*
Automatic Data Processing, Inc.	*5.9%*
Kohl's Corp.	*4.1%*
Anadarko Petroleum Corp.	*3.9%*
Walgreen Co.	*3.9%*

♦ *The composition of the Fund's Holdings is subject to change.*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Growth Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/02 (3)	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return(1)
Trust	(22.30)%	(12.45)%	(2.01)%	7.05%	8.00%
Investment A	(22.47)%	(12.66)%	(2.26)%	6.79%	7.26%
Investment A, with load	(26.92)%	(14.37)%	(3.41)%	6.16%	6.71%
Investment B (2)	(22.88)%	(13.18)%	(2.90)%	6.04%	6.55%
Investment B, with CDSC (2)	(26.73)%	(14.05)%	(3.23)%	6.04%	6.55%

$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/92
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
12/31/02
$24,406
$19,771
$18,173*
$17,973**
Huntington Growth Fund, Trust Shares
S&P 500
Huntington Growth Fund, Investment A
Huntington Growth Fund, Investment B

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions on securities.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.00% ($10,000 investment minus $400 sales load = $9,600). Effective May 1, 2000 the maximum sales load became 5.75%.

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemptions over seven years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares commenced operations on July 3, 1989, Class A Shares commenced operations on May 1, 1991, and Class B Shares commenced operations on May 1, 2000.

(2) Prior to 5/1/00, performance for Investment B Shares is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

(3) Total returns with load reflect all applicable sales charges.

Income Equity Fund As of 12/31/02

Management's Discussion of Fund Performance
Portfolio Manager: James M. Buskirk, CFA
Senior Vice President
Huntington Asset Advisors, Inc.

Q.

How Did The Fund Perform?

For the year ended December 31, 2002, the total return for the Trust Shares of Huntington Income Equity Fund was (12.62)%. This compares to a return of (22.10)% for the Standard and Poor's 500 Index (S&P 500)† and a return of (16.33)% for the Lipper Equity Income Funds Index (LEIFI).†

Q.

Why Did The Fund Perform This Way?

During 2002, the Fund has been positioned relatively conservatively, with an emphasis on stocks with high dividends and modest dividend growth prospects. Our feeling was then, and is now, that certain investors desire both participation in stock market advances as well as reduced volatility in major market sell-offs. Our feeling was also that many investors have benefited over time through the ownership of a fund that has paid a relatively high dividend income, year-in and year-out. These attributes--reasonable capital appreciation over time and high dividends--have been provided by the Fund.

These attributes served the Fund fairly well in 2002, as shareholders benefited not only from yet one more year of a relatively high cash dividend--distributed monthly--but also experienced a total return (dividend income plus price change) that, while negative, was far less negative than either the Fund's peer group and its benchmark, S&P 500. While we are encouraged by this relative success, we are also mindful of the fact that this has been the performance pattern of the Fund for many years. That is, because of its relatively conservative equity holdings, all of which have paid dividends, the Fund has typically demonstrated a less volatile performance than the broad market indices, i.e., both its advances and its declines have been less pronounced than those benchmarks. This is due in large part to our heavy emphasis on dividend income.

During the most recently completed year, the Fund benefited from many of its consumer stocks, while some of the groups that had outperformed in past years, namely the electric, utilities and drug stocks, gave back their gains in 2002. This pattern is not unusual in equity investing.

Q.

What Is Your Outlook For 2003?

Looking ahead, we will attempt to provide the Fund's shareholders with the same attributes as we have in the past by relying on the same strategies. We are encouraged by the gradually increasing appreciation that investors have for companies that pay cash dividends. We believe that a continuation of that trend can only benefit the Fund in the months and years ahead.

† For an explanation of indices, please refer to pages 108 and 109.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Income Equity Fund (continued)

Portfolio Profile
As of 12/31/02

Net Assets ($ mil)	*$182.7*
Net Asset Value (Trust Shares)	*$28.93*
30-Day SEC Yield (Trust Shares)	*3.32%*
Number of Issues	*54*
Cash Reserves (%)	*0.3%*

Five Largest Equity Holdings ♦
(as a percentage of net assets) As of 12/31/02

National City Corp.	*4.5%*
Conagra Foods, Inc.	*4.1%*
Verizon Communications, Inc.	*3.7%*
Worthington Industries, Inc.	*3.6%*
Chevron Texaco Corp.	*3.4%*

♦ The composition of the Fund's Holdings is subject to change.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Income Equity Fund, Trust Shares and Investment Shares

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/92
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
12/31/02
$24,406
$20,552
$19,080**
$18,902*
Huntington Income Equity Fund, Trust Shares
Huntington Income Equity Fund, Investment A
Huntington Income Equity Fund, Investment B
S&P 500

Total Returns As of 12/31/02 (4)	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	(12.62)%	(3.33)%	(0.16)%	7.47%	7.23%
Investment A (2)	(12.81)%	(3.57)%	(0.40)%	7.21%	6.97%
Investment A, with load (2)	(17.83)%	(5.45)%	(1.57)%	6.58%	6.51%
Investment B (3)	(13.27)%	(4.15)%	(0.95)%	6.64%	6.44%
Investment B, with CDSC (3)	(17.49)%	(5.01)%	(1.29)%	6.64%	6.44%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions on securities.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.50% ($10,000 investment minus $550 sales load = $9,450). Effective May 1, 2000 the maximum sales load became 5.75%.

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemptions over seven years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares commenced operations on July 3, 1989, Class A Shares commenced operations on May 14, 1997, and Class B Shares commenced operations on May 1, 2000.

(2) Prior to 5/14/97, performance for Investment A Shares is based on the performance of Trust Shares, adjusted for the Investment A Shares sales charge and 12b-1 fees.

(3) Prior to 5/1/00, performance for Investment B Shares is based on the performance of Investment A Shares (and Trust Shares), adjusted for the Investment B Shares 12b-1 fees and CDSC.

(4) Total returns with load reflect all applicable sales charges.

Rotating Index Fund As of 12/31/02

Management's Discussion of Fund Performance
Portfolio Manager: Paul Koscik, CFP
Vice President
Huntington Asset Advisors, Inc.

Q.

How Did The Fund Perform?

For the year ended December 31, 2002, the Trust Shares of Rotating Index Fund had a total return of (15.91)%. This compares favorably to a return of (22.10)% for the Standard & Poor's 500 Index (S&P 500).† and a return of (20.48)% for the Russell 2000 Index (RUS2).†

Q.

Why Did The Fund Perform This Way?

At the beginning of 2002, the Fund rotated from emulating the S&P 500 to the RUS2, a small-cap index.

The decision to rotate from the large-cap S&P 500 to RUS2, a small-cap index, was based on the Adviser's "Top Down" approach to equity investing. Based on historical relationships between the economy and stock market, economic and financial projections for the next six to twelve months and use of technical analysis to identify future trends, it was determined that small-cap stocks should outperform large-caps for the year 2002. The Fund outperformed the S&P 500 by more than 6.00% in 2002 for many reasons.

First, at the beginning of 2002, small-cap stocks were undervalued relative to their large-cap brethren based on many historical valuation levels including price/earnings and price/sales ratios. Second, consistent with historical trends, as the United States concluded its first recession in over a decade at the end of 2001, small-cap stocks outperformed large-caps in the subsequent twelve-month period, with the S&P 600† and RUS2 each outperforming the S&P 500 by more than 8.00% and 1.80%, respectively. Third, the Adviser's proprietary Cyclical VAR (Vector Auto Regression) model accurately suggested a high probability of small-cap outperformance in 2002.

Finally, small-cap "value stocks" outperformed small-cap "growth stocks" in the first half of 2002. As the year progressed, that trend reversed and "growth stocks" began to outperform "value stocks." By overweighting "value" in the first half of 2002 and shifting to an overweight of "growth" as the year progressed, the Fund was able to positively impact performance.

Q.

What Is Your Outlook For 2003?

Since its inception, the Fund has chosen the S&P 500 as its performance benchmark comparison, even though it has changed the index whose performance it seeks to emulate. Small-cap stocks have just completed their fourth year of outperforming large-cap stocks. Many of the factors that suggested small-cap outperformance have dissipated. For example, small-cap stocks tend to outperform in the 12 months following a recession. The recession has been over for more than a year. Because of these and other factors, effective January of 2003, the Fund rotated from the RUS2, a small-cap index, into the Russell 1000 Index†, a large-cap index.

† For an explanation of indices, please refer to pages 108 and 109.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Rotating Index Fund (continued)

Portfolio Profile
As of 12/31/02

Net Assets ($ mil)	*$15.4*
Net Asset Value (Trust Shares)	*$7.56*
Number of Issues	*7*
Cash Reserves (%)	*2.3%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Rotating Index Fund, Trust Shares and Investment Shares

$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
5/1/01
Jun-01
Dec-01
Jun-02
12/31/02
$7,560
$7,417
$7,225
Huntington Rotating Index Fund, Trust Shares
Huntington Rotating Index Fund, Investment A*
S&P 500

Total Returns As of 12/31/02 (2)	One Year Return	Annualized Inception to Date Return (1)
Trust	(15.91)%	(15.43)%
Investment A	(16.05)%	(15.64)%
Investment A, with load	(17.34)%	(16.39)%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 1.50% ($10,000 investment minus $150 sales load = $9,850).

(1) The Fund commenced operations for all classes on May 1, 2001.

(2) Total returns with load reflect all applicable sales charges.

Dividend Capture Fund As of 12/31/02

Management's Discussion of Fund Performance
Co-Portfolio Managers: B. Randolph Bateman, CFA,
Chief Investment Officer and Kirk Mentzer,
Senior Vice President and Director of Research
Huntington Asset Advisors, Inc.

Q.

How Did The Fund Perform?

For the year ended December 31, 2002, the Trust Shares of Dividend Capture Fund produced a total return of (0.04)%. This compares favorably to the total return of (3.2)% for the Dividend Capture Indices Blend (DCIB)† for the same period. In terms of income, the dividend distribution for last year totaled $0.49 per share or 4.86%. Our objective is total return with income as the main contributor. Similar to 2001, the equity markets surged during the fourth quarter to provide a much needed positive gain and momentum heading into a new year for equity markets. For 2002, the Standard and Poor's 500 Index (S&P 500)† lost over 22%, preferred stock posted returns of 7.7% (Merrill Lynch Fixed Rate Preferred Index)† and Real Estate Investment Trusts (REITs)1 returned 3.6% (Morgan Stanley REIT Index)† to round out the asset classes.

Q.

Why Did The Fund Perform This Way?

We achieved this performance by utilizing our "Top Down" portfolio construction techniques aimed at producing stable income. Here are the highlights from each asset class:

  Common Stocks--three main themes aided our relative performance in 2002: high quality, smaller sized companies and focusing on moderate, rather than the highest dividend yields. Key statistics verses the overall market tell the story: dividend yield at two times, earnings growth equal at 11%, and price/earnings multiple at a 20% discount. Hedging strategies have served to reduce portfolio volatility and enhance returns.
  Preferred Stocks--were the best performing asset class within the Fund. The holdings represent core, stable holdings from solid issuers. Issuers in the Finance sector performed best during the period. Fundamental research helped the Fund avoid many of the year's corporate casualties.
  REITs--offered strong performance early in the year, but trailed off in the second half. While the diversification benefits were well-illustrated during the year, REITs trailed common stocks during the fourth quarter as investors focused on earnings growth prospects.

Q.

What Is Your Outlook For 2003?

Let's start with a question: Did October 2002 mark the beginning of a bull market or will the bear return for a fourth year of pain in 2003? Our basic premise is that neither will be correct. Significantly mis-priced sectors or styles are difficult to find. We believe investors will face a long period of confidence and balance sheet repair that could take years to complete. As such, a "side-ways" trend could develop which incorporates numerous up- and down-cyclical moves. Total returns are expected to average in the upper single digits range over the next three to five years with considerable variation around this trendline.

Investment strategies that supplement index returns could define success or failure for many participants. Concepts such as asset allocation adjustments, dividend enhancement, and option writing should become more prominent. Dividends in particular could gain enhanced interest due to three key factors: potential elimination of the double tax, investors demanding better cash flows, and perception that dividend payments instill greater discipline upon management. We hope this will be an excellent environment for investors in the Fund.

† For an explanation of indices, please refer to pages 108 and 109.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Investments in real estate investment trusts (REITs) involve special risks associated with an investment in real estate, such as limited liquidity.

Dividend Capture Fund (continued)

Portfolio Profile
As of 12/31/02

Net Assets ($ mil)	*$30.7*
Net Asset Value (Trust Shares)	*$9.61*
30-Day SEC Yield (Trust Shares)	*5.58%*
Number of Issues	*117*
Cash Reserves (%)	*1.8%*

Five Largest Equity Holdings ♦
(as a percentage of net assets) As of 12/31/02

Dominion CNG Capital Trust I, 7.80%	*2.5%*
FPC Capital I, Series A, 7.10%	*2.4%*
Lehman Bros. Holding Capital Trust, 8.00%	*2.1%*
Entergy LA, Inc., 7.60%	*2.1%*
Partnerre Capital Trust I, 7.90%	*2.1%*

♦ The composition of the Fund's Holdings is subject to change.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Dividend Capture Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/02 (2)	One Year Return	Annualized Inception to Date Return (1)
Trust	(0.04)%	3.88%
Investment A	(0.40)%	3.58%
Investment A, with load	(6.15)%	0.29%
Investment B	(0.78)%	3.08%
Investment B, with CDSC	(5.54)%	1.03%

$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$10,723
$10,189
$10,054
$ 7,225
3/1/2001
Jun-01
Dec-01
Jun-02
12/31/2002
Huntington Dividend Capture Fund, Trust Shares
Huntington Dividend Capture Fund, Investment A*
S&P 500
Huntington Dividend Capture Fund, Investment B **

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.0% contingent deferred sales charge on any redemption less than two years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

(2) Total returns with load reflect all applicable sales charges.

International Equity Fund As of 12/31/02

Management's Discussion of Fund Performance
Portfolio Manager: Madelynn M. Matlock, CFA
Vice President
Huntington Asset Advisors, Inc.

Q.

How Did The Fund Perform?

For the year ended December 31, 2002, the Trust Shares of International Equity Fund had a total return of (13.28)%1. This compares favorably to the return of (15.9)% for the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE)† for the same period.

Q.

Why Did The Fund Perform This Way?

The fourth quarter of 2002 provided a bit of relief from falling market values, but not enough to save the overall year from negative results. After lagging behind Pacific markets for the first three quarters, European stocks did relatively better in the fourth quarter, mainly on the strength of the downtrodden Telecommunications, Technology and Media sectors.

Asian market performance stalled in the fourth quarter, especially in Japan, which hurt the relative performance of the Fund. European stocks did much better during the last quarter, but lagged Asia for the year. The Fund had less exposure to European stocks than the EAFE, which hampered performance for the quarter but helped for the year overall.

All economic sectors posted a positive fourth quarter return, but the biggest increase came in the beaten-up telecommunications stocks, followed by information technology shares. The Fund had less exposure to telecommunications stocks than the index, as many of these companies are highly leveraged and have had poor returns on investment. Most of the Fund's exposure to technology is in Asian companies, which have a better combination of fundamentals and valuation than most European technology stocks.

The Materials, Energy and Utility sectors were leaders all year. The 2002 performance for the Fund benefited from an emphasis on these sectors. The consumer-oriented sectors lagged, with Consumer Staples barely budging for the fourth quarter. Consumer discretionary stocks had a relatively poor year, while the steady prices for consumer staples stocks over the whole year was relatively excellent. Industrials gained slightly in the quarter, offsetting a small portion of the year's loss. Financial stocks bounced some in the quarter, but the year's performance was still relatively weak.

Q.

What Is Your Outlook For 2003?

Rising political tensions and the very slow economic environment have dragged on in the global markets for some time. North Korea added its voice to the chorus of opposition to American foreign policy with threats of nuclear weapon development. While economic forces have started to improve, political brinkmanship is preventing consumers and investors from feeling more confident about future economic growth.

The economic outlook calls for solid, if not explosive, global growth with continued low inflation and supportive monetary policy. Based on this forecast, we have slightly increased the portfolio's exposure to stocks that are more sensitive to economic cycles. The principal risk factors for the Fund include the uncertainty surrounding events in Iraq and North Korea, along with oil supply concerns. These are events that we will monitor closely over the next few months. Despite these tensions, there are a number of investment opportunities available in global markets, which we will continue to pursue through our focus on well-financed companies earning a profit on their invested capital.

† For an explanation of indices, please refer to pages 108 and 109.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

International Equity Fund (continued)

Portfolio Profile
As of 12/31/02

Net Assets ($ mil)	*$49.1*
Net Asset Value (Trust Shares)	*$6.66*
Number of Issues	*73*
Cash Reserves (%)	*6.8%*

Five Largest Equity Holdings♦
(as a percentage of net assets) As of 12/31/02

Compagnie De Saint-Gobain	*2.1%*
Canon, Inc.	*2.1%*
Fomento De Construcciones y Contratas	*2.0%*
Amcor Ltd. ADR	*1.9%*
Schering AG	*1.8%*

♦ *The composition of the Fund's Holdings is subject to change.*

Comparison of Change in the Value of a $10,000 Investment in the Huntington International Equity Fund,Trust Shares and Investment Shares

$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
3/1/01
Jun-01
Dec-01
Jun-02
12/31/02
$7,187
$6,668
$6,321
$6,255
Huntington International Equity Fund, Trust Shares
Huntington International Equity Fund, Investment B**
Huntington International Equity Fund, Investment A*
EAFE

Total Returns As of 12/31/02 (2)	One Year Return	Annualized Inception to Date Return (1)
Trust	(13.28)%	(19.81)%
Investment A	(13.45)%	(20.01)%
Investment A, with load	(18.45)%	(22.55)%
Investment B	(13.87)%	(20.36)%
Investment B, with CDSC	(18.18)%	(22.11)%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.0% contingent deferred sales charge on any redemption less than two years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

(2) Total returns with load reflect all applicable sales charges.

Mid Corp America Fund As of 12/31/02

Management's Discussion of Fund Performance
Portfolio Manager: Christopher M. Rowane, CFA
Senior Vice President
Huntington Asset Advisors, Inc.

Q.

How Did The Fund Perform?

For the year ended December 31, 2002, the Trust Shares of Huntington Mid Corp America Fund produced a total return of (13.17)%. This compares to a return of (14.51)% for the Standard and Poor's 400 Index (S&P 400)† and a return of (17.44)% for the Russell 3000 Index (RU3000)† for the same period.

Q.

Why Did The Fund Perform This Way?

The Fund applied sector strategy as well as timing of security selection throughout the year which resulted in a near market performance during the fourth quarter rally, but allowed the Fund to outperform its benchmark for the volatile 2002. As of December 31, 2002, the Fund held 285 holdings, and appeared to be well-diversified among all sectors. The Fund was also tilted toward smaller capitalization companies1 as well as value companies.

Q.

What Is Your Outlook For 2003?

The outlook for 2003 appears positive for the economic recovery, with small- and mid-cap stocks participating for positive total returns. In the last five recession recoveries, small- and mid-cap stocks have outperformed large-caps. We believe the Fund's portfolio tilt will be in the growth names with a bias toward larger mid-cap opportunities. Sector strategies will be focused on Technology, Material, Energy and Industrial holdings, with a continued under-weight in Utilities and Telecommunications. Security selection will continue with great due diligence and will focus on the addition of high quality holdings. The Fund's multi-screen process will review holdings for risk as well as return. Continued diversification of holdings should help to reduce overall portfolio volatility.2

† For an explanation of indices, please refer to pages 108 and 109.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

(2) Diversification does not assure a profit nor protect against loss.

Mid Corp America Fund (continued)

Portfolio Profile
As of 12/31/02

Net Assets ($ mil)	*$93.2*
Net Asset Value (Trust Shares)	*$9.03*
Number of Issues	*285*
Cash Reserves (%)	*4.1%*

Five Largest Equity Holdings♦
(as a percentage of net assets) As of 12/31/02

Midcap SPDR Trust Series I	*4.3%*
iShares S&P MIDCAP 400	*4.2%*
Questar Corp.	*1.1%*
Mylan Laboratories, Inc.	*1.1%*
Imation Corp.	*0.9%*

♦ *The composition of the Fund's Holdings is subject to change.*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Mid Corp America Fund, Trust Shares and Investment Shares

$12,000
$11,000
$10,000
$9,000
$8,000
3/1/01
Jun-01
Dec-01
Jun-02
12/31/02
$9,064
$8,815
$8,570
$8,489
$8,289
Huntington Mid Corp America Fund, Trust Shares
Huntington Mid Corp America Fund, Investment B**
Huntington Mid Corp America Fund, Investment A*
Russell Midcap Index (3)
S&P 400

Total Returns As of 12/31/02 (2)	One Year Return	Annualized Inception to Date Return (1)
Trust	(13.17)%	(5.21)%
Investment A	(13.40)%	(5.54)%
Investment A, with load	(18.36)%	(8.54)%
Investment B	(13.83)%	(6.00)%
Investment B, with CDSC	(18.14)%	(8.07)%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.0% contingent deferred sales charge on any redemption less than two years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

(2) Total returns with load reflect all applicable sales charges.

(3) The Russell Midcap Index measures the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

The Adviser has elected to change the Fund's benchmark index from S&P 400 to the Russell Midcap Index because the Russell Midcap Index provides a high correlation in market capitalization to the objective of the Fund, which invests in the middle two-thirds of the Russell 3000 Index. The indices are unmanaged and investments cannot be made in an index.

New Economy Fund As of 12/31/02

Management's Discussion of Fund Performance
Portfolio Manager: Bernard A. Shinkel, Ph.D.
Vice President
Huntington Asset Advisors, Inc.

Q.

How Did The Fund Perform?

For the year ended December 31, 2002, the Trust Shares of Huntington New Economy Fund had a total return of (13.45)%. The Fund outperformed both the Lipper Mid-Cap Core Funds Average (LMCFA)† with a return of (18.40)% and the Russell 3000 Growth Index (RUS3G)† with a return of (28.04)% for the same period.

Q.

Why Did The Fund Perform This Way?

In part, the answer is that we have continued to avoid the many pitfalls in today's market environment by being highly diversified (over 200 holdings as of December 31, 2002) and focused on the mid- and small-cap segments. This gave the Fund less exposure to the risk of high valuations; profit disappointments; accounting gimmickry and other management follies; exploitation by trial lawyers; and some of the vulnerabilities of the New Economy--namely, the greater importance of trust and reputation in a world where value is based upon intellectual assets, as opposed to physical assets.

More generally, the Fund has taken a unique approach to "growth investing." The mandate of the Fund is broad enough to invest in the leading creators and implementers of science and technology when and where the stock market appears to dictate it.1 Specifically, the Fund outperformed in part due to its focus in investing in the securities of "implementers" of science and technology, not the "creators" thereof. We sought companies demonstrating an innovative utilization of technology. We remained true to our discipline of buying companies that we favorably priced relative to their fundamentals. This mandate is the principle cause of the Fund's outperformance in 2002. In particular, the stocks in the portfolio have an average expected earnings growth of approximately twice that of the broad market as measured by the S&P 500 (14% compared to 7%). In contrast, the Fund has a price/earnings ratio only about 10% higher (17.7 versus 15.9). As a result, the price/earnings to growth or price/earnings/growth ratio is only 43% of the S&P 500 (1.3 versus 2.3).

Q.

What Is Your Outlook For 2003?

The Fund's unique approach to "growth investing" has the potential to continue to generate an ever-widening gap over relevant equity benchmarks. Until we see the resumption of the bull market, that is the best that we can hope for.

† For an explanation of indices, please refer to pages 108 and 109.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Funds whose investments are concentrated in a specific industry sector or geographic area may be subject to a higher degree of market risk than funds whose investments are diversified.

New Economy Fund (continued)

Portfolio Profile
As of 12/31/02

Net Assets ($ mil)	$23.7
Net Asset Value (Trust Shares)	$8.75
Number of Issues	249
Cash Reserves (%)	0.3%

Five Largest Equity Holdings♦
(as a percentage of net assets) As of 12/31/02

First Data Corp.	1.2%
GTECH Holdings Corp.	1.2%
Fair Isaac & Co., Inc.	1.2%
PETsMART, Inc.	1.2%
Varian Medical Systems, Inc.	1.1%

♦The composition of the Fund's Holdings is subject to change.

Comparison of Change in the Value of a $10,000 Investment in the Huntington New Economy Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/02 (2)	One Year Return	Annualized Inception to Date Return (1)
Trust	(13.45)%	(6.89)%
Investment A	(13.75)%	(7.10)%
Investment A, with load	(18.73)%	(10.05)%
Investment B	(14.13)%	(7.68)%
Investment B, with CDSC	(18.42)%	(9.70)%

$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
3/1/01
Jun-01
Dec-01
Jun-02
12/31/02
$8,771
$8,291
$8,233
$6,494
Huntington New Economy Fund, Trust Shares
Huntington New Economy Fund, Investment A*
Huntington New Economy Fund, Investment B**
RUS3G

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.0% contingent deferred sales charge on any redemption less than two years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on
March 1, 2001.

(2) Total returns with load reflect all applicable sales charges.

Situs Small Cap Fund As of 12/31/02

Management's Discussion of Fund Performance
Portfolio Manager: B. Randolph Bateman, CFA
Chief Investment Officer
Huntington Asset Advisors, Inc.

Q.

How Did The Fund Perform?

The Situs Small Cap Fund commenced operations in September of 2002, with $10 million dollars and a net asset value of $10. The Fund was invested on October 1, 2002. In the ensuing months, the Fund grew rapidly to over $13.3 million by year-end. For the year ended December 31, 2002, the Trust Shares of Situs Small Cap Fund produced a total return of 2.2%, with a net asset value of $10.22. This performance compares to a 2.92% return for the Standard & Poor's SmallCap 600 Index (S&P 600)† for the same period. The net asset value since inception through December 31, 2002, ranged from $9.15 to $10.49.

Q.

Why Did The Fund Perform This Way?

As with all new funds that grow rapidly, there is a temporary delay in getting incoming cash invested in the market. This hurts the relative performance of a fund in periods of an "up" market and helps in periods of down markets in comparison with an unmanaged index. This is part of the reason for the Fund's slightly inferior comparison to the S&P 600 during its first quarter of operation. We are confident that, once the growth starts to taper, the performance will prove attractive to most investors. The nature of the Fund, however, is to invest in companies that will benefit over the long term due to their geographic location. In most instances, this is not immediately recognized by investors (such as a macro-economic event that would impact the companies' product line), but will play out over time. Nonetheless, management adds value by strictly adhering to the Adviser's Investment Policy Committee's recommendations regarding Industrial sector weightings, quantitative modeling, credit modeling and subjective research.

Q.

What Is Your Outlook For 2003?

The outlook for the next quarter appears positive for economic recovery with small- and mid-cap stocks benefiting. In the last five recession recoveries, small- and mid-cap stocks have outperformed large-caps. This performance leadership, on average, has continued for 24 months. We continue to see this as an opportunity, as we believe an economic recovery remains intact. The portfolio tilt will likely remain in growth names as well as smaller-cap opportunities.1 Sector strategies will be focused on Technology, Materials and Industrial holdings, and continued under-weighting in Utilities and Telecommunications. Security selection will continue with great due diligence, and will focus on the addition of high quality holdings. The Fund's multi-screen process will review holdings for risk as well as return. Continued diversification of holdings should also help to reduce overall portfolio volatility, as earnings volatility and political events persist.2

† For an explanation of indices, please refer to pages 108 and 109.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

(2) Diversification does not assure a profit nor protect against loss.

Situs Small Cap Fund (continued)

Portfolio Profile
As of 12/31/02

Net Assets ($ mil)	*$13.3*
Net Asset Value (Trust Shares)	*$10.22*
30-Day SEC Yield (Trust Shares)	*1.01%*
Number of Issues	*143*
Cash Reserves (%)	*11.3%*

Five Largest Equity Holdings♦
(as a percentage of net assets) As of 12/31/02

Edwards Lifesciences Corp.	*1.4%*
Mentor Corp.	*1.4%*
Garmin Ltd.	*1.2%*
Black Box Corp.	*1.2%*
Jacobs Engineering Group, Inc.	*1.1%*

♦ The composition of the Fund's Holdings is subject to change.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Situs Small Cap Fund, Trust Shares and Investment Shares

$12,000
$11,000
$10,000
$9,000
$8,000
9/30/02
12/31/02
$10,491
$10,220
$9,689
$9,623
Huntington Situs Small Cap Fund, Trust Shares
Huntington Situs Small Cap Fund, Investment B**
Huntington Situs Small Cap Fund, Investment A*
S&P 600

Cumulative Returns As of 12/31/02 (2)	Cumulative Inception to Date (1)
Trust	2.20%
Investment A	2.10%
Investment A, with load	(3.77)%
Investment B	1.89%
Investment B, with CDSC	(3.11)%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions.

* Represents a hypothetical investment of $10,000 in the Investment A Shares of the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date.

(1) The Fund commenced operations on September 30, 2002.

(2) Cumulative returns with load reflect all applicable sales charges.

Mortgage Securities Fund As of 12/31/02

Management's Discussion of Fund Performance
Portfolio Manager: William G. Doughty
Vice President
Huntington Asset Advisors, Inc.

Q.

How Did The Fund Perform?

For the year ended December 31, 2002, the Trust Shares of Huntington Mortgage Securities Fund had a return of 7.61%. This compares to a 8.13% return for the Lipper U.S. Mortgage Funds Average (LUMSF)† and a 8.75% return for the Lehman Mortgage-Backed Securities Index (LMBSI)† for the same period.

Q.

Why Did The Fund Perform This Way?

During 2002, the Real Estate Investment Trust (REIT)1 investments of the Fund helped it to improve its total return. Maintaining a stable duration in the mortgage-backed portion of the portfolio was a challenge as interest rates declined. Due to pre-payment risk, rapid cash flow was invested at lower yields as rates declined in 2002.

Q.

What Is Your Outlook For 2003?

The Fund will look to add mortgage-backed securities in both the 15-year and 30-year maturity ranges. We will look to purchase newer production and add both mortgage-backed securities and collateralized mortgage obligation securities to the portfolio. We will continue to focus on REITs that we believe benefit from strong cash flows from operations.

† For an explanation of indices, please refer to pages 108 and 109.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Investments in real estate investment trusts (REITs) involve special risks associated with an investment in real estate, such as limited liquidity.

Mortgage Securities Fund (continued)

Portfolio Profile
As of 12/31/02

Net Assets ($ mil)	*$49.2*
Net Asset Value (Trust Shares)	*$8.55*
Average Maturity (years)	*7.75*
30-Day SEC Yield (Trust Shares)	*3.90%*
Number of Issues	*81*
Cash Reserves (%)	*2.1%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Mortgage Securities Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/02 (2)	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	7.61%	8.54%	6.57%	5.92%	6.47%
Investment A	7.30%	8.23%	6.29%	5.69%	6.24%
Investment A, with load	2.16%	6.50%	5.27%	5.18%	5.75%

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$20,184
$17,778
$16,569
12/31/92
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
12/31/02
Huntington Mortgage Securities Fund, Trust Shares
Huntington Mortgage Securities Fund, Investment A*
LMBSI

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the sales load of 2.00% effective 2/1/93 ($10,000 investment minus $200 sales load=$9,800). Effective May 1, 2000, the maximum sales load became 4.75%.

(1) The Fund commenced operations on June 2, 1992.

(2) Total returns with load reflect all applicable sales charges.

Ohio Tax-Free Fund As of 12/31/02

Management's Discussion of Fund Performance
Portfolio Manager: Kathy Stylarek
Vice President
Huntington Asset Advisors, Inc.

Q.

How Did The Fund Perform?

For the year ended December 31, 2002, the Trust Shares of Huntington Ohio Tax-Free Fund had a total return of 8.20%. This compares to a return of 7.95% for the Lipper Ohio Intermediate Municipal Debt Funds Average (LOIMD)† and a return of 10.33% for Lehman Brothers 7-Year Municipal Bond Index (LB7MB)† for the same time period.

Q.

Why Did The Fund Perform This Way?

Over the past 12 months the municipal market has seen smaller and less frequent deals. During the fourth quarter more municipalities came to market with new deals. The deals have been smaller deals from municipalities that are not frequent market participants. These deals offer good diversification. This helped municipals retain their value better than other fixed income choices. The Fund has been strategically positioned to take advantage of this market. Over the last quarter, we have seen a reshaping of the municipal curve. The long end of the market has been very volatile, offering brief opportunities to capture yield. The Fund has selectively taken advantage of these opportunities and it has benefited from low volatility and a steady yield production. The Fund continued to choose from non-alternative minimum tax bonds, which helped to enhance the yield and maintain diversification.1

Q.

What Is Your Outlook For 2003?

Looking at the first quarter of 2003, the new issue market is expected to bring more deals. This should begin to satisfy the demand for more predictable investments in these uncertain times. Much of the current news mentions that municipalities need to raise money to meet their current budget requirements, a situation mostly brought on by the economy. This should help to stabilize the municipal prices in the future. With interest rate forecasters predicting steady interest rates for the next few quarters, we believe that we have positioned the Fund to take advantage of this scenario.

† For an explanation of indices, please refer to pages 108 and 109.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Income may be subject to the federal alternative minimum tax.

Ohio Tax-Free Fund (continued)

Portfolio Profile
As of 12/31/02

Net Assets ($ mil)	*$55.5*
Net Asset Value (Trust Shares)	*$21.87*
Average Maturity (years)	*4.44*
30-Day SEC Yield (Trust Shares)	*1.73%*
Number of Issues	*131*
Cash Reserves (%)	*0.0%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Ohio Tax-Free Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/02 (2)	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date (1)
Trust	8.20%	6.58%	4.75%	4.96%	5.55%
Investment A	7.94%	6.31%	4.49%	4.70%	5.02%
Investment A, with load	2.83%	4.60%	3.48%	4.19%	4.58%

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$18,502
$16,232
$15,079
12/31/92
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
12/31/02
Huntington Ohio Tax Free Fund, Trust Shares
Huntington Ohio Tax Free Fund, Investment A*
LB7MB

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the sales load of 2.00% effective 2/1/93 ($10,000 investment minus $200 sales load=$9,800). Effective May 1, 2000, the maximum sales load became 4.75%.

(1) Trust Shares commenced operations on October 18, 1988, and Class A Shares commenced operations on May 1, 1991.

(2) Total returns with load reflect all applicable sales charges.

Michigan Tax-Free Fund As of 12/31/02

Management's Discussion of Fund Performance
Portfolio Manager: Kathy Stylarek
Vice President
Huntington Asset Advisors, Inc.

Q.

How Did The Fund Perform?

For the year ended December 31, 2002, the Trust Shares of Huntington Michigan Tax-Free Fund had a total return of 8.15%. This compares to a return of 7.99% for the Lipper Other States Intermediate Municipal Debt Funds Average (LOSMA)†, a return of 9.26% for Lehman Brothers 5-Year Municipal Bond Index (LB5MB)† and a return of 10.33% for the Lehman Brothers 7-Year Municipal Bond Index (LB7MB)†, for the same time period.

Q.

Why Did The Fund Perform This Way?

Over the past 12 months the municipal market has seen smaller and less frequent deals. During the fourth quarter more municipalities came to market with new deals. The deals have been smaller deals from municipalities that are not frequent market participants. These deals offer good diversification. This helped municipals retain their value better than other fixed income choices. The Fund has been strategically positioned to take advantage of this market. Over the last quarter, we have seen a reshaping of the municipal curve. The long end of the market has been very volatile, offering brief opportunities to capture yield. The Fund has selectively taken advantage of these opportunities and it has benefited from low volatility and a steady yield production. The Fund continued to choose from non-alternative minimum tax bonds, which helped to enhance the yield and maintain diversification.1

Q.

What Is Your Outlook For 2003?

Looking at the first quarter of 2003, the new issue market is expected to bring more deals. This should begin to satisfy the demand for more predictable investments in these uncertain times. Much of the current news mentions that municipalities need to raise money to meet their current budget requirements, a situation mostly brought on by the economy. This should help to stabilize the municipal prices in the future. With interest rate forecasters predicting steady interest rates for the next few quarters, we believe that we have positioned the Fund to take advantage of this scenario.

† For an explanation of indices, please refer to pages 108 and 109.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Income may be subject to the federal alternative minimum tax.

Michigan Tax-Free Fund (continued)

Portfolio Profile
As of 12/31/02

Net Assets ($ mil)	*$23.5*
Net Asset Value (Trust Shares)	*$10.92*
Average Maturity (years)	*5.12*
30-Day SEC Yield (Trust Shares)	*2.13%*
Number of Issues	*73*
Cash Reserves (%)	*0.4%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Michigan Tax-Free Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/02 (2)	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return(1)
Trust	8.15%	6.50%	4.79%	5.45%	5.64%
Investment A	7.98%	6.27%	4.55%	5.29%	5.48%
Investment A, with load	2.87%	4.57%	3.53%	4.78%	5.02%

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$18,502
$17,710
$17,004
$15,943
12/31/92
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
12/31/02
Huntington Michigan Tax Free Fund, Trust Shares
Huntington Michigan Tax Free Fund, Investment A*
LB5MB
LB7MB

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the sales load of 4.75% which was in effect as of 12/31/91 ($10,000 investment minus $475 sales load = $9,525).

(1) The Fund commenced operations on December 2, 1991.

(2) Total returns with load reflect all applicable sales charges.

The Adviser has elected to change the Fund's benchmark index from LB5MB to LB7MB because it is more representative of the securities in which the Fund invests.

Fixed Income Securities Fund As of 12/31/02

Management's Discussion of Fund Performance
Portfolio Manager: Kirk Mentzer
Senior Vice President and Director of Research
Huntington Asset Advisors, Inc.

Q.

How Did The Fund Perform?

The Huntington Fixed Income Fund had a good fourth quarter both on a relative and absolute basis. For the year ended December 31, 2002, however, the Fund's Trust Shares had a total return of 7.45%. This compares to a return of 9.82% for the Lehman Brothers Intermediate U.S. Government/Credit Index (LBIGC)† and a return of 8.14% for the Lipper Intermediate Investment-Grade Debt Funds Average (LIIGDF).†

Q.

Why Did The Fund Perform This Way?

Event risk clearly dominated the financial markets in 2002. From heightened geopolitical risks to the numerous corporate scandals of accounting and malfeasance, investors seemed to have an endless stream of unpredictable events to digest. Bond markets provided mixed results but high quality bonds were a winning theme due to a "flight from risk." Corporate bonds were at the other extreme, suffering from massive rating-agency downgrades and sluggish earnings. Corporate bond performance last year was one of the worst on record. In the end, it was a good year for most fixed income investors both in terms of absolute and relative returns.

Because the Fund holds an above-average proportion of corporate bonds when compared to the securities held by its benchmark index, relative performance was hampered. Conversely, U.S. Treasury, government agency and mortgage-backed securities helped the Fund's performance. Our investment research process includes aspects of fundamental, quantitative and technical analysis. Together, these disciplines helped our team avoid some of the worst performing issuers last year and position for what we hope will be a better 2003 for corporate bonds.

Q.

What Is Your Outlook For 2003?

For 2003, we anticipate a reversal of fortunes at all levels. We believe that high levels of stimulus should serve to increase economic activity sufficient to cause the Federal Reserve Board to change direction in short-term rates. Likewise, the low risk sectors of U.S. Treasury and government agency securities should find the period less inviting. Good relative performance should come from the corporate market; however, security selection and diversification remains imperative to the Fund's success. Mortgage-backed and municipal securities likewise should have a better year in view of their more defensive characteristics.

† For an explanation of indices, please refer to pages 108 and 109.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Fixed Income Securities Fund (continued)

Portfolio Profile
As of 12/31/02

Net Assets ($ mil)	*$150.3*
Net Asset Value (Trust Shares)	*$21.27*
Average Maturity (years)	*8.72*
30-Day SEC Yield (Trust Shares)	*3.62%*
Number of Issues	*98*
Cash Reserves (%)	*2.3%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Fixed Income Securities Fund, Trust Shares

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/92
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
12/31/02
$20,825
$18,518
$17,196
$16,715

Total Returns As of 12/31/02 (3)	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	7.45%	8.41%	5.99%	6.35%	7.15%
Investment A	7.14%	8.12%	5.72%	6.08%	6.78%
Investment A, with load	2.03%	6.39%	4.69%	5.57%	6.33%
Investment B	6.59%	7.49%	4.99%	5.27%	5.95%
Investment B, with CDSC	1.59%	6.61%	4.66%	5.27%	5.95%

Huntington Fixed Income Securities Fund, Trust Shares

Huntington Fixed Income Securities Fund, Investment A*

Huntington Fixed Income Securities Fund, Investment B**

LBGCBI (4)

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the sales load of 2.00% effective 2/1/93 ($10,000 investment minus $200 sales load=$9,800). Effective May 1, 2000 the maximum sales load became 4.75%.

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemptions over seven years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares commenced operations on July 3, 1989. Class A Shares commenced operations on May 1, 1991, and Class B Shares commenced operations on May 1, 2000.

(2) Prior to 5/1/00, performance for Investment B Shares is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

(3) Total returns with load reflect all applicable sales charges.

(4) The Lehman Brothers Government/Credit Bond Index (LBGCBI) is composed of all bonds that are investment grade rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and investments cannot be made in an index.

Intermediate Government Income Fund As of 12/31/02

Management's Discussion of Fund Performance
Portfolio Manager: William G. Doughty
Vice President
Huntington Asset Advisors, Inc.

Q.

How Did The Fund Perform?

For the year ended December 31, 2002, the Trust Shares of Intermediate Government Income Fund had a return of 9.46%. This compares to a return of 7.84% for the Lipper Short-Intermediate Government Funds Average (LSTIGD),† a return of 7.91% for the Merrill Lynch 1-5 Year U.S. Corporate/Government Credit Index (ML1-5YGC)† and a return of 9.84% for the Lehman Brothers Intermediate Government/Credit Index (LBIGC)† for the same period.

Q.

Why Did The Fund Perform This Way?

For the year ended December 31, 2002, Treasurys were the best performing asset class followed by government agency securities. For the second year in a row, mortgage-backed securities underperformed corporate bonds. Mortgage-backed securities had the lowest return of these three asset classes. The Fund's overall performance for the year was quite good due to the flight to quality during the year. As of December 31, 2002, the credit quality of the securities in the Fund was rated AAA by Standard & Poor's.1 While the Fund slightly underperformed the LBIGC, the LBIGC comprises a mix of corporate bonds that carry a higher risk profile than the Fund, which only holds U.S. government, government agency securities and mortgage-backed securities.

Q.

What Is Your Outlook For 2003?

During the last half of the year, the Fund reduced its position in callable U.S. government agencies and increased its position in mortgage-backed securities to take advantage of a less volatile market environment. With the potential risk of higher interest rates in 2003, due to an improving economic environment, we will look to maintain the Fund in a defensive mode at the beginning of the year. The Fund will seek to shorten its maturity in an attempt to reduce overall portfolio volatility.

† For an explanation of indices, please refer to pages 108 and 109.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

(1) Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Intermediate Government Income Fund (continued)

Portfolio Profile
As of 12/31/02

Net Assets ($ mil)	*$88.0*
Net Asset Value (Trust Shares)	*$10.92*
Average Maturity (years)	*6.78*
30-Day SEC Yield (Trust Shares)	*3.35%*
Number of Issues	*40*
Cash Reserves (%)	*1.7%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Intermediate Government Income Fund, Trust Shares and Investment Shares

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$19,787
$18,640
$17,452
12/31/92
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
12/31/02
Huntington Intermediate Government Income Fund, Trust Shares
Huntington Intermediate Government Income Fund, Investment A*
LBIGC

Total Returns As of 12/31/02 (2)	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	9.46%	9.22%	6.83%	6.42%	6.56%
Investment A	9.17%	8.94%	6.56%	6.24%	6.38%
Investment A, with load	3.99%	7.18%	5.53%	5.72%	5.91%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the sales load of 4.75% in effect as of 12/31/91 ($10,000 investment minus $475 sales load = $9,525).

(1) The Fund commenced operations for all classes on
December 2, 1991.

(2) Total returns with load reflect all applicable sales charges.

Short/Intermediate Fixed Income Securities Fund As of 12/31/02

Management's Discussion of Fund Performance
Portfolio Manager: William G. Doughty
Vice President
Huntington Asset Advisers, Inc.

Q.

How Did The Fund Perform?

For the year ended December 31, 2002, the Trust Shares of Huntington Short/Intermediate Fixed Income Securities Fund had a total return of 5.08%. This compares with a return of 6.63% for the Lipper Short/Intermediate Investment-Grade Debt Funds Average (LSTIGD),† a return of 7.91% for the Merrill Lynch 1-5 Year U.S. Corporate/Government Credit Index (ML1-5YGC)† and 9.82% for the Lehman Brothers Intermediate U.S. Government/ Credit Index (LBIGC)† for the same period.

Q.

Why Did The Fund Perform This Way?

There were two main reasons for the relative under-performance of the Fund. The Fund had a shorter duration, due to our defensive position on interest rates, and was overweighted in corporate bonds when compared to the securities held by its benchmark indexes. The Fund had a 78% weighting in corporate bonds, while the indexes had closer to a 30% weighting in corporate bonds. For the year, the best performers were those assets that were regarded as the least volatile--U.S. Treasurys and government agencies--due to the flight to quality in the market. The corporate market underperformed in 2002 due to the weak economy, poor earnings and credit bombshells during the year.

Q.

What Is Your Outlook For 2003?

The Fund will continue to seek corporate bonds with strong credit fundamentals and improved profit trends, based on our credit models. We believe that positive earnings per share growth should result in stronger corporate valuations and that the worst of credit surprises could be over. Sectors we may overweight include Capital Goods, Basics Industry, Energy and Gas Pipelines. We will continue to maintain a defensive posture on duration, with yields at 40-year lows.

† For an explanation of indices, please refer to pages 108 and 109.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Short/Intermediate Fixed Income Securities Fund (continued)

Portfolio Profile
As of 12/31/02

Net Assets ($ mil)	*$121.1*
Net Asset Value (Trust Shares)	*$19.87*
Average Maturity (years)	*2.45*
30-Day SEC Yield (Trust Shares)	*2.77%*
Number of Issues	*71*
Cash Reserves (%)	*0.9%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Short/Intermediate Fixed Income Securities Fund, Trust Shares

$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
$19,185
$17,422
12/31/92
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
12/31/02
Huntington Short/Intermediate Fixed Income Securities Fund, Trust Shares
ML1-5YGC

Total Returns As of 12/31/02	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	5.08%	6.56%	5.55%	5.71%	6.59%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions.

(1) The Fund commenced operations on July 3, 1989.

Portfolio of Investments

Huntington Money Market Fund

December 31, 2002

Par Value		Value
U.S. Government Agencies -- 65.6%
Federal Farm Credit Bank -- 2.0%
$15,000,000	1.740%, 2/14/03	$14,969,017

Federal Home Loan Bank -- 11.9%
15,000,000	1.740%, 1/2/03	14,999,292
15,150,000	1.230%, 1/10/03	15,145,341
15,000,000	1.720%, 1/17/03	14,988,800
15,000,000	1.790%, 1/22/03	14,984,906
15,000,000	1.50%, 12/16/03	15,000,000
13,120,000	1.65%, 1/5/04	13,120,000

		88,238,339

Federal Home Loan Mortgage Corporation -- 26.2%
25,000,000	1.630%, 1/2/03	24,998,864
15,000,000	1.640%, 1/3/03	14,994,533
15,000,000	1.700%, 1/23/03	14,984,463
15,000,000	1.240%, 1/28/03	14,986,050
10,000,000	1.270%, 2/4/03	9,988,006
20,000,000	1.275%, 2/11/03	19,970,958
39,000,000	1.270%, 2/12/03	38,941,934
15,000,000	1.700%, 2/27/03	14,959,625
15,000,000	1.250%, 3/14/03	14,962,500
15,000,000	1.230%, 4/24/03	14,988,213
10,000,000	1.585%, 12/8/03	10,000,000

		193,775,146

Federal National Mortgage Association -- 21.5%
15,000,000	1.690%, 1/3/03	14,998,592
30,000,000	1.630%, 1/8/03	29,990,345
15,000,000	1.260%, 1/15/03	14,992,533
15,000,000	1.700%, 1/22/03	14,985,125
15,000,000	1.250%, 2/5/03	14,981,771
10,000,000	1.250%, 2/26/03	9,980,556
15,000,000	1.270%, 3/12/03	14,962,667
15,000,000	1.260%, 3/19/03	14,959,575
15,000,000	1.280%, 4/16/03	14,944,000
15,000,000	1.600%, 12/24/03	15,000,000

		159,795,164

Student Loan Marketing Association -- 4.0%
15,000,000	1.237%, 3/20/03	15,000,000
15,000,000	1.297%, 4/17/03	15,000,000

		30,000,000

Total U.S. Government Agencies		486,777,666

Commercial Paper -- 32.3%
Asset Backed Securities -- 4.0%
20,000,000	New Center Asset Trust, 1.250%, 1/2/03	19,999,305
10,000,000	New Center Asset Trust, 1.350%, 3/3/03	9,977,125

		29,976,430

Commercial Paper -- (Continued)
Bank Holding Companies -- 8.1%
$15,000,000	Asset Funding Corp., 1.330%, 1/28/03 (d)	$14,985,038
15,000,000	National City Bancorporation, 1.300%, 1/28/03	14,985,375
15,000,000	National City Bancorporation, 1.330%, 2/18/03	14,973,400
15,000,000	Wells Fargo, 1.310%, 1/24/03	14,987,445

		59,931,258

Finance Services -- 4.1%
10,000,000	International Lease Finance Corp., 1.320%, 1/13/03	9,995,600
15,000,000	International Lease Finance Corp., 1.330%, 2/25/03	14,969,521
5,000,000	International Lease Finance Corp., 4.750%, 6/2/03	5,065,555

		30,030,676

Life Insurance -- 1.3%
10,000,000	Metlife Funding, 1.300%, 1/23/03	9,992,056

Newspapers -- 5.4%
5,250,000	Gannett Co., 1.300%, 1/13/03 (d)	5,247,725
5,000,000	Gannett Co., 1.280%, 1/16/03 (d)	4,997,333
15,000,000	Knight Ridder, 1.310%, 1/21/03 (d)	14,989,084
15,000,000	Knight Ridder, 1.300%, 2/10/03 (d)	14,978,333

		40,212,475

Personal Credit Institutions -- 2.0%
15,000,000	General Electric Capital Corp., 1.770%, 1/7/03	14,995,575

Pharmaceutical Preparations -- 2.7%
20,000,000	Merck and Co., 1.280%, 1/10/03	19,993,600

Real Estate Investment Trusts -- 4.7%
20,000,000	Mortgage Interest Networking Trust, 1.260%, 1/2/03	19,999,300
15,000,000	Mortgage Interest Networking Trust, 1.360%, 2/13/03	14,975,633

		34,974,933

Total Commercial Paper		240,107,003

Repurchase Agreement -- 2.2%
16,464,400	JP Morgan Stanley Corp., 1.000%, dated 12/31/02, due 1/2/03 (Fully collateralized by U.S. Treasury securities)	16,464,400

Total Repurchase Agreement		16,464,400

Total (Cost $743,349,069) (a)		$743,349,069

See Notes to Portfolio of Investments, page 66.

Huntington Ohio Municipal Money Market Fund

December 31, 2002

Par Value		Value
Municipal Bonds -- 98.8%
Ohio -- 98.8%
$100,000	American Municipal Power, OH, Inc., 4.250%, 1/1/03	$100,000

420,000	American Municipal Power, OH, Inc., Revenue, (Hubard Project), BAN, 1.450%, 12/19/03	420,000

1,497,000	Ashland, OH, G.O., PIN, 1.950%, 3/13/03	1,497,715

800,000	Blue Ash, OH, G.O., BAN, (Firehouse Project), 1.940%, 5/20/03	801,186

1,400,000	Bowling Green, OH, G.O., BAN, 2.100%, 3/27/03	1,400,477

570,000	Brecksville, OH, School District, G.O., BAN, 2.200%, 5/29/03	570,452

500,000	Butler County, OH, G.O., BAN, (Fiber Optic) Series B, 1.550%, 10/16/03	500,000

500,000	Butler County, OH, G.O., BAN (Variable Purpose), Series E, 1.710%, 10/16/03	501,402

1,100,000	Butler County, OH, Hospital Facilities Revenue, (Middletown Regional Hospital), (LOC-Bank One N.A.), 1.610%, 11/1/10**	1,100,000

990,000	Canal Winchester, OH, G.O., BAN, 3.250%, 4/15/03	993,497

2,185,000	Centerville, OH, Health Care Revenue, (LOC-NCB Bank), 1.620%, 11/1/13**	2,185,000

2,000,000	Cincinnati & Hamilton County, OH, Port Authority, Revenue, (Kenwood Office Assoc. Project), (LOC-Fifth Third Bank), 1.750%, 9/1/25**	2,000,000

3,600,000	Cleveland, OH, Airport System Revenue, (LOC-FSA Ins), 1.550%, 1/1/31**	3,600,000

100,000	Cleveland, OH, G.O., (MBIA Ins), 6.000%, 11/15/03	104,093

200,000	Cleveland, OH, Income Tax Revenue, (AMBAC Ins), 1.550%, 5/15/24**	200,000

1,000,000	Cleveland, OH, Waterworks Revenue, 4.500%, 1/1/03	1,000,000

3,500,000	Cleveland, OH, Waterworks Revenue, (FGIC Ins), 1.500%, 1/1/33**	3,500,000

1,200,000	Columbus, OH, G.O., (Westdeutsche Landesbank Ins), 1.450%, 6/1/16**	1,200,000

2,710,000	Columbus, OH, G.O., (Westdeutsche Landesbank Ins), 1.450%, 12/1/17**	2,710,000

3,800,000	Columbus, OH, Sewer, Refunding Revenue, 1.550%, 6/1/11**	3,800,000

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$2,000,000	Cuyahoga County, OH, Hospital Revenue (Cleveland Clinic), Series D, (Bank of America Ins), 1.800%, 1/1/26**	$2,000,000

100,000	Cuyahoga County, OH, Hospital Revenue, (Cleveland Clinic), Series A (LOC-Morgan Guarantee), 1.600%, 1/1/26**	100,000

1,770,000	Cuyahoga County, OH, Hospital Revenue, (Cleveland Clinic), Series C, (Bank of America Ins), 1.650%, 1/1/16**	1,770,000

555,000	Cuyahoga County, OH, Industrial Development Revenue, (S&R Playhouse Realty), (LOC-Marine Midland Bank), 1.300%, 12/1/09**	555,000

1,600,000	Cuyahoga County, OH, Industrial Development Revenue, (LOC-Banque Paribas), 1.650%, 9/1/09**	1,600,000

1,425,000	Cuyahoga Metro Ohio, New Public Housing Authority Revenue, (U.S. Government Ins), 5.250%, 7/1/03	1,453,888

1,145,000	Defiance, OH, G.O., BAN, 2.000%, 7/11/03	1,147,352

295,000	Delaware, OH, G.O., (FGIC Ins), 1.500%, 12/1/03	295,531

3,500,000	Dublin, OH, City School District, G.O., (School Facilities Construction & Improvements), 1.710%, 10/15/03	3,505,669

2,600,000	Evendale, OH, Industrial Development Revenue, (LOC-ABN Amro Bank N.V.), 1.250%, 9/1/15**	2,600,000

1,190,000	Fairborn, OH, G.O., BAN, (Utility Improvements), 1.890%, 3/20/03	1,190,349

730,000	Franklin County, OH, Economic Development Revenue, (Columbus Museum of Art, (LOC-Bank One), 1.700%, 12/1/03**	730,000

1,185,000	Franklin County, OH, Economic Development Revenue, (LOC-Fifth Third Bancorp), 1.650%, 12/1/16**	1,185,000

900,000	Franklin County, OH, Hospital Revenue, (Children's Hospital Project), Series B, (Bank One Ins), 1.720%, 12/1/14**	900,000

3,905,000	Franklin County, OH, Hospital Revenue, (Doctors Ohio Health), Series B, (LOC-National City Bank), 1.550%, 12/1/28**	3,905,000

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$750,000	Franklin County, OH, Industrial Development Revenue, (Columbus College Art Project), (LOC-Bank One), 1.700%, 10/1/11**	$750,000

4,300,000	Franklin County, OH, Industrial Development Revenue, (LOC-Bank One), 1.800%, 11/1/14**	4,300,000

2,000,000	Franklin County, OH, Revenue, (FHA 221 (D) (4) Ins), 1.580%, 7/1/27**	2,000,000

2,358,000	Greene County, OH, G.O., BAN, 2.000%, 5/30/03	2,361,319

140,000	Greene County, OH, G.O., Water Systems, Series I, 1.800%, 8/22/03	140,401

1,500,000	Hamilton County, OH, Economic Development Revenue, (Cincinnati Arts Association Project), (LOC-Fifth Third Bank), 1.500%, 5/1/13**	1,500,000

3,000,000	Hamilton County, OH, Health Care Facilities Revenue, (Episcopal Retirement Homes Inc.) (LOC-Fifth Third Bank), 1.600%, 1/1/22**	3,000,000

9,000,000	Hamilton County, OH, Hospital Facilities Revenue, 1.740%, 7/15/29**	9,000,000

100,000	Hamilton County, OH, Hospital Facilities Revenue, (Bethesda Hospital), Series A, 6.250%, 1/1/08	102,000

5,600,000	Hamilton County, OH, Hospital Facilities Revenue, (Health Alliance), Series B, (MBIA Ins), 1.580%, 1/1/18**	5,599,999

200,000	Hamilton County, OH, Hospital Facilities Revenue, (MBIA Ins), 1.550%, 1/1/18**	200,000

2,000,000	Hamilton County, OH, Multifamily Revenue, (Affordable Housing), Series A, (LOC-Bank One), 1.620%, 1/1/30**	2,000,000

475,000	Hamilton, OH, 1.850%, 10/2/03	476,051

5,000,000	Hamilton, OH, Electric Revenue, Series A, (FSA Ins), 1.520%, 10/15/23**	5,000,000

600,000	Highland Heights, OH, 1.550%, 10/9/03	602,046

2,000,000	Kent State University, OH, Ohio Universities Revenue, (General Receipts), (MBIA Ins), 1.550%, 5/1/31**	2,000,000

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$200,000	Lakewood, OH, Hospital Improvement Revenue, (LOC- National City Bank), 1.450%, 11/1/10**	$200,000

750,000	Lebanon, OH, G.O., BAN, 1.890%, 10/29/03	751,769

1,000,000	Lima, OH, G.O., BAN, 1.880%, 8/8/03	1,001,062

823,800	London, OH, G.O., BAN, 2.500%, 6/5/03	825,339

2,000,000	Lorain County, OH, G.O. (Highway Improvement), 2.580%, 4/14/03	2,001,817

100,000	Lorain County, OH, Health Facilities Revenue, (Catholic Healthcare Partners), Series A, (AMBAC Ins), 4.500%, 9/1/03	102,003

5,745,000	Lorain County, OH, Hospital Facilities Revenue, (LOC-Merrill Lynch), 1.450%, 2/20/03**	5,745,000

1,600,000	Lorain County, OH, Hospital Revenue, 1.590%, 10/1/13**	1,599,923

3,000,000	Lorain, OH, City School District, G.O., BAN, (Facilities Improvement), 2.080%, 2/13/03	3,002,187

950,000	Lorain, OH, G.O., BAN, 3.000%, 4/3/03	951,525

2,100,000	Mahoning County, OH, Hospital Facilities Revenue, (Forum Health Obligation Group), Series B, (MBIA Ins), 1.600%, 12/1/28**	2,100,000

1,950,000	Mahoning County, OH, Housing Revenue, (Youngstown State University), (LOC-Bank One), 1.500%, 2/1/33**	1,950,000

1,700,000	Marysville, OH, G.O., BAN, 2.260%, 5/29/03	1,702,094

200,000	Mason, OH, City School District, G.O., BAN, 2.000%, 2/13/03	200,097

4,000,000	Mason, OH, Economic Development Revenue, (Cedar Village Project), (LOC-Fifth Third Bank), 1.540%, 12/1/17**	4,000,000

1,400,000	Mason, OH, G.O., BAN, 2.600%, 5/29/03	1,403,899

980,000	Miami County, OH, Hospital Facilities, 1.740%, 5/1/21**	980,000

140,000	Miamisburg, OH, G.O., (MBIA Ins), 2.250%, 12/1/03	141,242

200,000	Montgomery County, OH, Economic Development Revenue, (Dayton Art Institute), (LOC-National City Bank), 1.600%, 5/1/26**	200,000

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$2,600,000	Montgomery County, OH, Limited Obligation Revenue, (Society St. Vincent Depaul), 1.620%, 12/1/10**	$2,600,000

1,300,000	Montgomery County, OH, Revenue, (Catholic Health) Series B, (Bayerische Landesbank Ins), 1.650%, 12/1/25**	1,300,000

1,000,000	Morrow County, OH, Industrial Development Revenue, (Field Container Corp), (LOC-American National B&T), 1.700%, 6/1/03**	1,000,000

3,250,000	New Albany, OH, G.O., BAN, 2.220%, 9/10/03	3,258,163

700,000	North Olmsted, OH, G.O., BAN, 2.150%, 6/18/03	700,789

925,000	North Ridgeville, OH, G.O., BAN, 1.860%, 1/29/03	925,165

200,000	Northeast Ohio Regional Sewer Revenue, (AMBAC Ins), 6.250%, 11/15/03	208,445

800,000	Oakwood, OH, BAN, 2.000%, 12/11/03	801,104

300,000	Ohio State Air Quality Development Authority Revenue, (Cincinnati Gas & Electric), Series A, (LOC-Barclays Bank), 1.700%, 9/1/30**	300,000

1,650,000	Ohio State Air Quality Development Authority Revenue, (Ohio Edison Project), Series A, 1.500%, 2/1/14**	1,650,000

9,000,000	Ohio State Air Quality Development Authority Revenue, (Pollution Control - Cleveland Electric), (FGIC Ins), 1.400%, 1/2/03	9,000,000

400,000	Ohio State Building Authority Revenue, (State Facilities - Admin Building Fund), Series A, 5.250%, 10/1/03	411,247

300,000	Ohio State Building Authority Revenue, (State Facilities - Adult Corrections Building), Series A, 5.000%, 4/1/03	302,482

1,300,000	Ohio State Higher Education Facilities Common Revenue, (Kenyon College Project), (LIQ FAC-National City Bank), 1.600%, 11/1/35**	1,300,000

1,895,000	Ohio State Higher Education Facilities Common Revenue, (Various Higher Educational - Pooled Financing PG), (LOC-Fifth Third Bank), 1.700%, 9/1/24**	1,895,000

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$2,500,000	Ohio State Higher Education Facilities Revenue, (John Carroll University), (LOC-Allied Irish Bank PLC), 1.600%, 11/15/31**	$2,500,000

3,000,000	Ohio State Higher Education Facilities Revenue, (Malone College), (LOC-National City Bank), 1.650%, 4/1/09**	3,000,000

3,885,000	Ohio State Higher Education Facilities Revenue, (Xavier University), (LOC-Fifth Third Bank), 1.600%, 11/1/30**	3,885,000

300,000	Ohio State Higher Education Facilities, (LOC-Fifth Third Bank), 1.550%, 9/1/27**	300,000

900,000	Ohio State Higher Education Revenue, (Mount Vernon Nazarene), (LOC-National City Bank), 1.650%, 9/1/09**	900,000

3,150,000	Ohio State Higher Educational Facilities Common Revenue, (John Carroll), Series B, (LOC-Allied Irish Bank PLC), 1.600%, 2/1/32**	3,150,000

250,000	Ohio State Highway Improvement, G.O., 4.500%, 5/1/03	252,234

575,000	Ohio State Mental Health Facilities Revenue, (Mental Health Cap. Facilities), Series II-A, 2.250%, 6/1/03	576,880

1,000,000	Ohio State Natural Resources, G.O., (Natural Resources Cap. Facilities), Series C, 4.700%, 4/1/03	1,006,786

1,000,000	Ohio State Highway Improvement Revenue, (Major New State Infrastructure-1), 4.500%, 6/15/03	1,013,845

2,410,000	Ohio State Revenue, (Revitalization Project), Series A, 3.000%, 10/1/03	2,436,700

2,000,000	Ohio State University, 1.100%, 1/2/03	2,000,000

2,000,000	Ohio State University, 1.520%, 12/1/31**	2,000,000

100,000	Ohio State University General Receipts Revenue, (Various), (FSA Ins), 1.550%, 12/1/26**	100,000

1,270,000	Ohio State Water Development Authority Revenue, (PPG Industries Project), 2.070%, 10/1/15**	1,270,000

500,000	Ohio State Water Development Authority Revenue, (Environmental - Mead Corp), Series B, (LOC-Bank of America), 1.400%, 11/1/15**	500,000

Par Value		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$4,000,000	Ohio State Water Development Authority, (LOC-FGIC Ins), 1.200%, 1/2/03	$4,000,000

2,500,000	Ontario, OH, G.O., BAN, 1.550%, 10/23/03	2,501,576

665,000	Orrville, OH, Hospital Facilities Revenue, (Orrville Hospital Foundation), (LOC-National City Bank), 1.620%, 12/1/07**	665,000

300,000	Parma Heights, OH, G.O., BAN, 1.900%, 8/13/03	300,451

750,000	Pike Delta, OH, G.O., BAN, (Local School Construction), 2.070%, 12/11/03	753,282

1,050,000	Richland County, OH, G.O., 1.900%, 9/11/03	1,052,868

500,000	Rocky River, OH, Revenue, (Lutheran West H.S. Project), (LOC-Fifth Third Bank), 1.210%, 12/1/22**	500,000

425,000	Rootstown Twp., OH, G.O., BAN, (Fire Station Construction), 1.800%, 10/9/03	425,707

300,000	Sandusky County, OH, G.O., BAN, 1.550%, 12/4/03	300,000

1,165,000	Sandusky, OH, G.O. BAN, 1.900%, 12/11/03	1,168,239

1,100,000	Scioto County, OH, Hospital Revenue, (VHA Center), Series B, (AMBAC Ins), 1.550%, 12/1/25**	1,100,000

1,100,000	Seneca County, OH, Hospital Facilities Revenue, (St. Francis Home Inc. Project), (LOC-National City Bank), 1.620%, 12/15/13**	1,100,000

Par Value or Shares		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$340,000	Seven Hills, OH, G.O., BAN, 2.250%, 11/19/03	$341,620

995,000	Sidney, OH, City School District, G.O., BAN, (Energy Conservation), 2.150%, 7/17/03	997,375

1,500,000	South Euclid, OH, G.O., BAN, 2.250%, 4/3/03	1,500,926

1,150,000	Summit County, OH, Civic Facilities Revenue, (Arlington Housing Options Project), 1.600%, 12/1/23**	1,150,000

925,000	Trumbull County, OH, Health Care Revenue, (Non Profit Corp.), (Radian Ins), 1.800%, 10/1/31**	925,000

1,175,000	Union County, OH, G.O., 2.250%, 6/11/03	1,176,523

375,000	Washington County, OH, Hospital Revenue, (Marietta Area Health), (LOC-Fifth Third Bank), 1.600%, 12/1/26**	375,000

895,000	Wilmington, OH, G.O., BAN, (Firehouse Project), 1.850%, 5/1/03	896,473

550,000	Wilmington, OH, G.O., BAN, (Lowes Road Construction), 1.840%, 10/2/03	551,056

5,000,000	Youngstown, OH, City School District, G.O., BAN, 2.750%, 4/10/03	5,004,626

Total Municipal Bonds (Cost $196,340,946)		196,340,946

Cash Equivalent 0.9%

1,755,054	Merrill Lynch Institutional Tax Exempt Fund	1,755,054

Total Cash Equivalent (Cost $1,755,054)		1,755,054

Total (Cost $198,096,000) (a)		$198,096,000

See Notes to Portfolio of Investments, page 66.

Huntington Florida Tax-Free Money Fund

December 31, 2002

Par Value		Value
Municipal Bonds -- 99.3%
Florida -- 99.5%
$2,000,000	Broward County, FL, Housing Financial Authority, 1.850%, 9/1/32**	$2,000,000

2,300,000	Collier County, FL, Health Facilities Authority, (Bank One Ins), 1.630%, 1/1/33**	2,300,000

Municipal Bonds -- (Continued)
Florida -- (Continued)
$300,000	Dade County, FL, IDA, (LOC-Societe Generale), 1.350%, 1/1/16**	$300,000

400,000	Dade County, FL, IDA, Revenue, (Dolphins Stadium Project), Series C, (LOC-Societe Generale), 1.350%, 1/1/16**	400,000

Municipal Bonds -- (Continued)
Florida -- (Continued)
$460,000	Dade County, FL, Special Obligation, (LOC-NationsBank N.A.), 1.650%, 10/1/10**	$460,000

1,800,000	Florida HFA, Refunding Revenue, 1.550%, 2/1/08**	1,799,999

200,000	Florida HFA, Revenue, 1.550%, 12/1/05**	200,000

700,000	Florida HFA, Revenue, 1.550%, 12/1/05**	700,000

650,000	Florida Housing Finance Agency Revenue, 1.550%, 12/1/05**	650,000

1,000,000	Florida Housing Finance Agency Revenue, 1.290%, 7/1/07**	1,000,000

250,000	Florida State Board of Education, G.O., 5.850%, 6/1/18	257,273

130,000	Florida State Board of Education Lottery Revenue, Series B, (FGIC Ins), 5.000%, 7/1/03	132,035

60,000	Florida State Department of Natural Resources Revenue, Series 2000-A, (FSA Ins), 5.000%, 7/1/03	60,879

100,000	Florida State Department of Natural Resources Revenue, Series 2000-A, (FSA Ins), 5.500%, 7/1/08	102,776

135,000	Florida State University System Improvement Revenue, (MBIA Ins), 7.000%, 7/1/03	138,503

100,000	Homestead, FL, Special Ins Assessment Revenue, (MBIA Ins), 5.250%, 3/1/03	100,550

250,000	Indian River Commercial Paper, 2.500%, 4/1/03	250,610

500,000	Jacksonville, FL, Capital Project Revenue, (AMBAC Ins), 1.550%, 10/1/17**	500,000

400,000	Jacksonville, FL, Electric Authority Revenue, Series B, (Bank of America), 1.450%, 10/1/30**	400,000

700,000	Jacksonville, FL, HFA, Industrial Development Revenue Bonds, Series B, (LOC-KBG Bank NV), 1.350%,3/1/30**	700,000

100,000	Lee County, FL, School Board Certificate Participation, Series B, (FSA Ins), 2.000%, 8/1/03	100,323

340,000	Monroe County, FL, Sales Tax Refunding Revenue, (MBIA Ins), 3.800%, 4/1/03	341,608

400,000	Orange County, FL, School Board, COP, Series B, (AMBAC Ins), 1.700%, 8/1/25**	400,000

500,000	Orange County, FL, School District Revenue, 2.750%, 9/16/03	503,624

Par Value or Shares		Value
Municipal Bonds -- (Continued)
Florida -- (Continued)
$500,000	Orlando, FL, Utilities Commercial Paper, 1.150%, 1/7/03	$500,000

500,000	Palm Beach County, FL, Revenue, 1.550%, 3/1/30**	500,000

100,000	Palm Beach County, FL, Revenue, 1.550%, 5/1/30**	100,000

1,000,000	Palm Beach County, FL, Revenue, 1.600%, 12/1/31**	1,000,000

200,000	Palm Beach County, FL, Revenue, Norton Gallery Project, (LOC-Bank of America), 1.550%, 5/1/25**	200,000

600,000	Pinellas County Commercial Paper, FL, 1.200%, 1/2/03	600,000

1,000,000	Putnam County, FL, PCR Refunding Revenue, Seminole Electric Cooperative, Inc., 1.450%, 12/15/09**	1,000,000

730,000	St. Johns County, FL, Revenue, (AMBAC Ins), 2.500%, 10/1/03	735,667

550,000	St. Johns County, FL, Sales Tax Revenue, (FSA Ins), 2.500%, 10/1/03	554,270

400,000	St. Lucie County, FL, Refunding Revenue, Florida Convalescent Centers, Inc., (LOC-Toronto Dominion Bank), 1.800%, 1/1/11**	400,000

1,000,000	Sunshine State Government Commercial Paper, 1.200%, 1/2/03	1,000,000

800,000	University Athletic Association, FL, Revenue, (University Florida Stadium Project), (LOC-Suntrust Bank), 1.850%, 2/1/20**	800,000

600,000	University South Florida Foundation, (LOC-First Union), 1.360%, 1/1/29**	600,000

2,150,000	Volusia County, FL, Health Facilities Authority Revenue, (FGIC Ins), 1.360%, 11/1/15**	2,150,000

1,000,000	Volusia County, FL, Housing Finance Authority Multifamily Revenue, 1.600%, 10/15/32**	1,000,000

500,000	West Palm Beach, FL, G.O., 4.500%, 3/1/03	502,070

650,000	West Palm Beach, FL, Utility Systems Revenue, (FSA Ins), 2.500%, 10/1/03	655,531

Total Municipal Bonds (Cost $26,095,718)		26,095,718

Cash Equivalent -- 0.5%

131,078	Merrill Lynch Institutional Tax Exempt Fund	131,078

Total Cash Equivalent (Cost $131,078)		131,078

Total (Cost $26,226,796) (a)		$26,226,796

See Notes to Portfolio of Investments, page 66.

Huntington U.S. Treasury Money Market Fund

December 31, 2002

Par Value		Value
U.S. Treasury Bills -- 51.1%
$15,000,000	1.695%, 1/2/03	$14,999,294
20,000,000	1.650%, 1/16/03	19,986,625
20,000,000	1.600%-1.620%, 1/23/03	19,980,292
15,000,000	1.570%, 1/30/03	14,981,029
20,000,000	1.610%, 2/6/03	19,967,800
10,000,000	1.220%, 2/20/03	9,983,472
25,000,000	1.160%-1.640%, 2/27/03	24,942,684
25,000,000	1.575%, 3/6/03	24,930,000
15,000,000	1.620%, 3/20/03	14,947,350
15,000,000	1.220%, 4/10/03	14,949,675
10,000,000	1.170%, 4/17/03	9,965,550
25,000,000	1.170%-1.180%, 4/24/03	24,907,874
10,000,000	1.220%, 5/1/03	9,959,333
20,000,000	1.250%, 5/8/03	19,911,806
10,000,000	1.260%, 5/22/03	9,951,629
30,000,000	1.200%-1.280%, 5/29/03	29,847,066
15,000,000	1.220%, 6/26/03	14,910,533

Total U.S. Treasury Bills		299,122,012

Repurchase Agreements -- 48.9%
50,000,000	Banc One Capital Markets, Inc., 1.200%, dated 12/26/02, due 1/2/03 (Fully collateralized by U.S. Treasury and U.S. government securities)	50,000,000

Repurchase Agreements -- (Continued)
$50,000,000	Credit Suisse First Boston, 1.250%, dated 12/30/02, due 1/6/03 (Fully collateralized by U.S. Treasury and U.S. government securities)	$50,000,000

50,000,000	Goldman Sachs, 1.130%, dated 12/31/02, due 1/7/03 (Fully collateralized by U.S. Treasury and U.S. government securities)	50,000,000

21,468,600	Morgan Stanley Dean Witter and Co., 1.000%, dated 12/31/02, due 1/2/03 (Fully collateralized by U.S. Treasury and U.S. government securities)	21,468,600

40,000,000	JP Morgan, Inc., 1.220%, dated 12/27/02, due 1/3/03 (Fully collateralized by U.S. Treasury and U.S. government securities)	40,000,000

50,000,000	Prudential Securities, Inc., 1.290%, dated 12/26/02, due 1/2/03 (Fully collateralized by U.S. Treasury and U.S. government securities)	50,000,000

25,000,000	Salomon Smith Barney and Co., 1.210%, dated 12/26/02, due 1/2/03 (Fully collateralized by U.S. Treasury and U.S. government securities)	25,000,000

Total Repurchase Agreements		286,468,600

Total (Cost $585,590,612) (a)		$585,590,612

See Notes to Portfolio of Investments, page 66.

Huntington Growth Fund

December 31, 2002

Shares		Value
Common Stocks -- 94.6%
Apparel & Textiles -- 1.3%
57,000	Cintas Corp.	$2,607,750

Banks -- 5.0%
41,000	BB&T Corp.	1,516,590
120,000	Citigroup, Inc.	4,222,800
27,000	State Street Corp.	1,053,000
96,000	Washington Mutual, Inc.	3,314,880

		10,107,270

Broadcast Services & Programming -- 0.9%
208,000	Liberty Media Corp. Class A (b)	1,859,520

Chemicals -- 1.7%
13,000	Du Pont (E.I.) de Nemours & Co.	551,200
56,000	Ecolab, Inc.	2,772,000

		3,323,200

Computer Services -- 0.7%
64,000	Sungard Data Systems, Inc. (b)	1,507,840
Computers -- 11.2%
69,000	Cisco Systems, Inc. (b)	903,900
33,000	Computer Sciences Corp. (b)	1,136,850
75,000	Dell Computer Corp. (b)	2,005,500
152,087	Hewlett Packard Co.	2,640,230
54,000	International Business Machines Corp.	4,185,000
Common Stocks -- (Continued)
Computers --(Continued)
150,000	Microsoft Corp. (b)	7,755,000
352,500	Oracle Corp. (b)	3,807,000

		22,433,480

Cosmetics/Toiletries -- 2.8%
75,000	Colgate-Palmolive Co.	$3,932,250
19,000	Procter & Gamble Co.	1,632,860

		5,565,110

Drugs & Health Care -- 5.5%
100,000	Abbott Laboratories, Inc.	4,000,000
26,000	Merck & Co., Inc.	1,471,860
90,000	Pfizer, Inc.	2,751,300
63,000	Schering-Plough Corp.	1,398,600
38,000	Wyeth	1,421,200

		11,042,960

Financial Services -- 4.6%
150,000	American Express Co.	5,302,500
24,000	Fannie Mae	1,543,920
40,000	Franklin Resources, Inc.	1,363,200
36,000	T. Rowe Price Group, Inc.	982,080

		9,191,700

Common Stocks -- (Continued)
Food & Beverages -- 2.7%
380	J.M. Smuckers Co.	$15,128
100,000	Wm. Wrigley Jr. Co.	5,488,000

		5,503,128

Industrial Conglomerates -- 4.7%
265,500	General Electric Co.	6,464,925
46,000	Illinois Tool Works, Inc.	2,983,560

		9,448,485

Instruments - Scientific -- 0.4%
21,000	Millipore Corp.	714,000

Insurance -- 3.6%
93,750	American International Group, Inc.	5,423,438
24	Berkshire Hathaway, Inc. Class A (b)	1,746,000

		7,169,438

Medical & Medical Services -- 6.5%
49,500	Cardinal Health, Inc.	2,929,905
100,000	Johnson & Johnson, Inc.	5,371,000
73,200	Medtronic, Inc.	3,337,920
20,000	Stryker Corp.	1,342,400

		12,981,225

Miscellaneous Business Services -- 5.9%
300,000	Automatic Data Processing, Inc.	11,775,000

Multimedia -- 0.3%
50,000	AOL Time Warner, Inc. (b)	655,000

Office Supplies -- 3.8%
125,000	Avery Dennison Corp.	7,635,000

Petroleum & Petroleum Products -- 6.4%
165,000	Anadarko Petroleum Corp.	7,903,500
118,500	Schlumberger, Ltd.	4,987,665

		12,891,165

Printing & Publishing -- 2.6%
65,300	Media General, Inc. Class A	3,914,735
30,000	Viacom, Inc. Class B (b)	1,222,800

		5,137,535

Common Stocks -- (Continued)
Property & Casualty Insurance -- 0.1%
5,184	Travelers Property Casualty Corp., Class A (b)	$75,946
10,651	Travelers Property Casualty Corp., Class B (b)	156,037

		231,983

Retail -- 12.0%
240,000	Home Depot, Inc.	5,750,400
148,000	Kohl's Corp. (b)	8,280,599
50,000	Wal-Mart Stores, Inc.	2,525,500
268,600	Walgreen Co.	7,840,434

		24,396,933

Semi-Conductors/Instruments -- 3.4%
150,000	Analog Devices, Inc. (b)	3,580,500
44,000	Applied Materials, Inc. (b)	573,320
136,000	Intel Corp.	2,117,520
41,500	Texas Instruments, Inc.	622,915

		6,894,255

Telephone & Telecommunications -- 1.7%
30,000	Qualcomm, Inc. (b)	1,091,700
20,000	Verizon Communications, Inc.	775,000
82,500	Vodafone Group PLC, ADR	1,494,900

		3,361,600

Transport - Marine -- 0.6%
52,000	Carnival Corp.	1,297,400

Wholesale Distribution -- 6.2%
418,600	SYSCO Corp.	12,470,094

Total Common Stocks (Cost $114,835,855)		190,201,071

Cash Equivalent -- 5.4%
10,937,871	Huntington Money Market Fund, Interfund Class*	10,937,871

Total Cash Equivalents (Cost $10,937,871)		10,937,871

Total (Cost $125,773,726) (a)		$201,138,942

See Notes to Portfolio of Investments, page 66.

Huntington Income Equity Fund

December 31, 2002

Shares		Value
Common Stocks -- 97.3%
Amusement & Recreation Services -- 0.5%
43,200	Cedar Fair, LP	$1,019,520
Auto/Truck Parts & Equipment -- 4.0%
150,000	Federal Signal Corp.	2,913,000
259,781	Ford Motor Co.	2,415,963
70,000	Genuine Parts Co.	2,156,000

		7,484,963

Banks -- 13.1%
200,000	FleetBoston Financial Corp.	4,860,000
200,000	J.P. Morgan Chase & Co.	4,800,000
300,000	National City Corp.	8,196,000
164,400	Wachovia Corp.	5,990,736

		23,846,736

Common Stocks -- (Continued)
Chemicals -- 4.3%
99,000	PPG Industries, Inc.	$4,964,850
138,500	Quaker Chemical Corp.	3,213,200

		8,178,050

Computer Services -- 2.1%
120,000	Pitney Bowes, Inc.	3,919,200

Computers -- 1.0%
100,000	Electronic Data Systems Corp.	1,843,000

Drugs & Health Care -- 4.3%
165,000	Bristol-Myers Squibb Co.	3,819,750
50,000	Schering-Plough Corp.	1,110,000
82,000	Wyeth	3,066,800

		7,996,550

Common Stocks -- (Continued)
Electric, Gas, and Sanitary Services -- 2.1%
200,000	Nisource, Inc.	$4,000,000

Electrical Services -- 1.2%
150,000	Teco Energy, Inc.	2,320,500

Food & Beverages -- 11.7%
300,000	Conagra Foods, Inc.	7,503,000
40,194	Del Monte Foods Co. (b)	309,494
70,000	Gallaher Group PLC, ADR	2,744,000
90,000	H.J. Heinz Co.	2,958,300
20,000	R.J. Reynolds Tobacco Holdings, Inc.	842,200
200,000	SUPERVALUE, Inc.	3,302,000
110,000	UST, Inc.	3,677,300

		21,336,294

Food & Tobacco -- 1.3%
60,000	Phillip Morris Co., Inc.	2,431,800

Gas & Natural Gas -- 2.4%
115,000	Peoples Energy Corp.	4,444,750

Household Products -- 6.9%
92,000	Clorox Co.	3,795,000
200,000	PH Glatfelter & Co.	2,632,000
210,000	RPM, Inc.	3,208,800
200,000	Tupperware Corp.	3,016,000

		12,651,800

Industrial -- 5.5%
120,000	General Electric Co.	2,922,000
130,000	Hubbell, Inc., Class B	4,568,200
119,100	Standex International Corp.	2,839,344

		10,329,544

Insurance -- 1.9%
125,000	Unitrin, Inc.	3,652,500

Medical Products -- 2.3%
175,000	West Pharmaceutical Services, Inc.	4,270,000

Miscellaneous Business Services -- 1.5%
66,600	Deluxe Corp.	2,803,860

Oil Companies - Integrated -- 2.0%
130,000	Occidental Petroleum Corp.	3,698,500

Petroleum & Petroleum Products -- 7.4%
92,400	ChevronTexaco Corp.	6,142,752
148,000	Exxon Mobil Corp.	5,171,120
50,000	Royal Dutch Petroleum Co., ADR	2,201,000

		13,514,872

Shares or Par Value		Value
Common Stocks -- (Continued)
Photographic Equipment Supplies -- 2.0%
105,000	Eastman Kodak Co.	$3,679,200

Printing & Publishing -- 2.3%
200,000	R.R. Donnelley & Sons	4,354,000

Railroad Equipment -- 1.6%
130,000	GATX Corp.	2,966,600

Real Estate Investment Trusts -- 4.7%
125,000	Mack-Cali Realty Corp.	3,787,500
190,000	Nationwide Health Properties, Inc.	2,836,700
65,500	Simon Property Group, Inc.	2,231,585

		8,855,785

Retail -- 1.3%
100,000	Sears, Roebuck & Company	2,395,000

Steel -- 3.7%
80,000	Allegheny Technologies, Inc.	498,400
426,100	Worthington Industries, Inc.	6,493,764

		6,992,164

Telephone & Telecommunications -- 3.7%
182,000	Verizon Communications, Inc.	7,052,500

Tools & Accessories -- 0.9%
60,000	Snap-On, Inc.	1,686,600

Total Common Stocks (Cost $133,520,634)		177,724,288

Preferred Stock -- 1.2%
Computer Services -- 1.2%
101,500	Electronic Data Systems, 7.625%	2,223,865

Total Preferred Stock (Cost $3,561,250)		2,223,865

Corporate Bonds -- 0.9%
Insurance-Financial Guarantee -- 0.9%
$1,500,000	TRW, Inc., 9.350%, 6/4/20	1,756,601

Total Corporate Bonds (Cost $1,674,368)		1,756,601

Cash Equivalent -- 0.3%
611,482	Huntington Money Market Fund, Interfund Class*	611,482

Total Cash Equivalent (Cost $611,482)		611,482

Total (Cost $139,367,734) (a)		$182,316,236

See Notes to Portfolio of Investments, page 66.

Huntington Rotating Index Fund

December 31, 2002

Shares		Value
Mutual Funds -- 97.9%
62,945	iShares Russell 2000 Growth Index Fund	$2,508,358
18,960	iShares Russell 2000 Index Fund	1,437,358
12,435	iShares Russell 2000 Value Index Fund	1,386,503
33,550	iShares S&P SmallCap 600 BARRA Value Index Fund	3,269,447
53,100	iShares S&P SmallCap 600 BARRA Growth Index Fund	3,456,809
Mutual Funds -- (Continued)
41,365	iShares S&P SmallCap 600 Index Fund	$3,009,304

Total Mutual Funds (Cost $17,289,216)		15,067,779

Cash Equivalent -- 2.3%
350,108	Huntington Money Market Fund, Interfund Class*	350,108

Total Cash Equivalent (Cost $350,108)		350,108

Total (Cost $17,639,324) (a)		$15,417,887

See Notes to Portfolio of Investments, page 66.

Huntington Dividend Capture Fund

December 31, 2002

Shares		Value
Common Stocks -- 59.3%
Aerospace & Defense -- 1.4%
14,100	Raytheon Co.	$433,575

Auto/Truck Parts & Equipment -- 1.4%
2,000	General Motors Corp.	73,720
4,500	Johnson Controls, Inc.	360,765

		434,485

Banks -- 7.1%
7,000	Bank of America Corp.	486,990
4,000	J.P. Morgan Chase & Co.	96,000
15,000	Regions Financial Corp.	500,400
5,000	Union Planters Corp.	140,700
16,100	Washington Federal, Inc.	400,085
15,000	Washington Mutual, Inc.	517,949

		2,142,124

Chemicals -- 1.5%
15,500	A. Schulman, Inc.	288,455
2,000	Eastman Chemical Co.	73,540
6,500	RPM, Inc.	99,320

		461,315

Consumer Products/Services -- 0.6%
4,250	Fortune Brands, Inc.	197,668

Crude Petroleum & Natural Gas -- 0.3%
5,000	Enterprise Products Partners LP	97,000

Diversified Operations -- 0.5%
3,500	Textron, Inc.	150,465

Drugs & Health Care -- 0.8%
4,100	Merck & Co., Inc.	232,101

Electric Utility -- 1.5%
5,000	Detroit Edison Co.	232,000
22,000	Xcel Energy, Inc.	242,000

		474,000

Electrical Equipment -- 1.9%
8,000	Cooper Industries Ltd., Class A	291,600
15,000	PerkinElmer, Inc.	123,750
8,500	Rockwell International Corp.	176,035

		591,385

Common Stocks -- (Continued)
Financial Services -- 2.5%
27,500	American Capital Strategies	$593,725
2,500	Hartford Financial Services Group, Inc.	113,575
2,000	Household International, Inc.	55,620

		762,920

Food & Beverages -- 1.2%
5,000	Bob Evans Farms, Inc.	116,750
5,250	Conagra Foods, Inc.	131,303
2,900	R.J. Reynolds Tobacco Holdings, Inc.	122,119

		370,172

Gas Utility -- 0.7%
6,000	Kinder Morgan Energy Partners, LP	210,000

Household Products -- 1.1%
24,500	Kimball International, Inc., Class B	349,125

Industrial -- 0.3%
4,000	Standex International Corp.	95,360

Industrial Machinery -- 0.9%
14,500	Timken Co.	276,950

Insurance -- 3.9%
10,250	Allstate Corp.	379,148
1,500	Chubb Corp.	78,300
2,000	Cincinnati Financial Corp.	75,100
11,000	St. Paul Companies, Inc.	374,550
17,000	Unumprovident Corp.	298,180

		1,205,278

Miscellaneous Business Services -- 0.3%
2,500	Deluxe Corp.	105,250

Oil & Gas - Exploration & Production -- 0.9%
6,500	Kerr-Mcgee Corp.	287,950

Oil Companies - Integrated -- 1.6%
17,000	Occidental Petroleum Corp.	483,650

Paper & Allied Products -- 0.4%
6,750	Georgia Pacific Corp.	109,080

Paperboard Containers & Boxes -- 0.7%
4,250	Bemis Co.	210,928

Common Stocks -- (Continued)
Petroleum & Petroleum Products -- 2.6%
10,500	Conocophillips	$508,095
13,500	Marathon Oil Corp.	287,415

		795,510

Petroleum Refining -- 0.3%
3,000	Ashland, Inc.	85,590

Real Estate Investment Trusts -- 20.8%
5,500	Avalonbay Communities, Inc.	215,270
7,500	Bedford Property Investors, Inc.	192,675
1,000	Boston Properties, Inc.	36,860
10,000	Brandywine Realty Trust	218,100
8,000	Camden Property Trust	264,000
6,600	CarrAmerica Realty Corp.	165,330
3,000	CBL & Associates Properties, Inc.	120,150
15,500	Commercial NET Lease Realty	237,615
13,500	Developers Diversified Realty Corp.	296,865
1,000	Entertainment Properties	23,520
25,000	Equity Inns, Inc.	150,500
17,750	Equity Office Properties Trust	443,394
5,000	Equity Residential Properties Trust	122,900
6,000	First Industrial Realty Trust, Inc.	168,000
12,150	Glenborough Realty Trust, Inc.	216,513
7,000	Great Lakes Real Estate Investment Trust, Inc.	116,550
9,000	Health Care Real Estate Investment Trust, Inc.	243,450
7,000	Highwoods Properties, Inc.	154,700
5,000	Hospitality Properties Trust	176,000
25,000	Hrpt Properties Trust	206,000
25,000	JDN Realty Corp.	273,750
21,500	Koger Equity, Inc.	335,400
13,500	Kramont Realty Trust	197,775
5,000	Macerich Co.	153,750
9,000	Mack-Cali Realty Corp.	272,700
10,000	New Plan Excel Realty Trust	190,900
3,500	Parkway Properties, Inc.	122,780
7,600	Pennsylvania Real Estate Investment Trust	197,600
9,000	Simon Property Group, Inc.	306,630
8,000	Sovran Self Storage, Inc.	226,880
4,000	United Dominion Realty Trust, Inc.	65,440
32,500	Winston Hotels, Inc.	253,500

		6,365,497

Residential Construction -- 0.2%
2,500	Masco Corp.	52,625

Retail -- 0.7%
9,000	J.C. Penney Co., Inc.	207,090

Telephone & Telecommunications -- 1.8%
3,000	Alltel Corp.	153,000
3,000	AT&T Corp.	78,330
5,500	BellSouth Corp.	142,285
5,000	Verizon Communications, Inc.	193,750

		567,365

Common Stocks -- (Continued)
Textiles -- 1.1%
9,000	V.F. Corp.	$324,450

Tires & Tubes -- 0.3%
7,000	Cooper Tire & Rubber Co.	107,380

Total Common Stocks (Cost $18,807,385)		18,186,288

Preferred Stocks -- 37.7%
Auto-Cars/Light Trucks -- 1.1%
12,900	General Motors Corp., 7.375%	323,532

Bank Holding Companies -- 0.8%
10,000	Wachovia Pfd Funding, 7.000%	256,875

Brokerage Services -- 2.2%
25,600	Lehman Bros. Holding Capital Trust, 8.000%	663,040

Commercial Banks -- 6.9%
25,000	ASBC Capital I, 7.625%	640,000
20,000	Comerica Capital Trust I, 7.600%	519,200
20,000	Compass Capital, 7.350%	507,400
18,200	PLC Capital Trust, 7.250%	460,460

		2,127,060

Computer Services -- 0.6%
9,000	Electronic Data Systems, 7.625%	197,190

Electrical Services -- 6.3%
25,100	Entergy LA, Inc., 7.600%	658,875
30,000	FPC Capital I, Series A, 7.100%	756,900
25,000	SATURNS-DPL, 7.875%	512,750

		1,928,525

Financial Services -- 13.9%
7,100	BancWest Capital I, 9.500%	198,871
8,000	Coastal Finance I, 8.375%	106,400
6,400	Detroit-Edison Corp. 7.375%	161,664
24,000	Energy East Capital Trust I, 8.250%	626,160
19,600	Equitable Resources Capital Trust, 7.350%	490,000
15,000	Everest Cap Trust 7.850%	378,750
20,000	Hartford Life Capital II, Series B, 7.625%	525,400
20,400	Household Capital Trust V, Series X, 10.000%	551,820
12,500	Merrill Lynch Capital Trust V, 7.280%	327,875
15,000	National Commerce Capital Trust II, 7.700%	399,750
19,000	Royal Bank of Scotland Group PLC, Series K, 7.875% (e)	509,390

		4,276,080

Fire, Marine & Casualty Insurance -- 2.1%
25,000	Partnerre Capital Trust I, 7.900%	643,250

Natural Gas Transmission -- 2.5%
30,000	Dominion CNG Capital Trust I, 7.800%	778,200

Real Estate Investment Trusts -- 1.3%
15,000	Public Storage, Series R, 8.000%	390,900

Total Preferred Stocks (Cost $11,718,835)		11,584,652

Mutual Fund -- 2.0%
Exchange Traded Funds -- 2.0%
42,000	Amex Technology Select Sector	$619,920

Total Mutual Fund (Cost $647,972)		619,920

Cash Equivalent -- 1.8%
539,230	Huntington Money Market Fund, Interfund Class*	$539,230

Total Cash Equivalent (Cost $539,230)		539,230

Total (Cost $31,713,422) (a)		$30,930,090

See Notes to Portfolio of Investments, page 66.

Huntington International Equity Fund

December 31, 2002

Shares		Value
Common Stocks -- 91.4%
Australia -- 3.0%
Containers -- 1.9%
47,300	Amcor Ltd. ADR	$910,477

Diversified Operations -- 1.1%
206,500	Brambles Ind., Ltd.	546,517

		1,456,994

Canada -- 5.3%
Telephone Communications -- 1.6%
24,800	BCE, Inc.	447,398
20,000	BCE, Inc.	360,200

		807,598

Oil & Gas -- 2.1%
18,785	Encana Corp.	580,031
14,720	Encana Corp.	457,792

		1,037,823

Insurance -- 1.6%
34,989	Manulife Financial Corp.	761,661

		2,607,082

Finland -- 1.5%
Paper & Related Products -- 1.5%
22,900	UPM - Kymmene Oyj	735,357

France -- 10.5%
Medical - Drugs -- 1.8%
15,824	Aventis SA	860,176

Insurance -- 1.6%
59,900	Axa ADR	805,655

Building & Construction -- 2.1%
35,088	Compagnie De Saint-Gobain	1,029,524

Food & Beverage -- 1.2%
4,400	Groupe Danone	591,946

Tire & Rubber -- 1.0%
14,500	Michelin	500,008

Water Treatments -- 1.2%
33,800	Suez SA Spon ADR	597,246

Oil & Gas -- 1.6%
5,535	TotalFinaElf SA	790,527

		5,175,082

Common Stocks -- (Continued)
Germany -- 4.5%
Airlines -- 0.9%
45,900	Deutsche Lufthansa AG (b)	$433,989

Medical - Drugs -- 3.6%
20,774	Schering AG	904,710
22,000	Stada Arzneimittel AG	879,607

		1,784,317

		2,218,306

Hong Kong -- 2.4%
Textile/Apparel -- 0.8%
1,000,000	Giordano International	391,106

Electric Integrated -- 1.6%
208,000	Hongkong Electric Holdings	786,828

		1,177,934

Ireland -- 5.3%
Banking/Insurance -- 1.1%
20,700	Allied Irish Banks PLC, ADR	556,416

Building Products -- 1.4%
27,700	CRH PLC	343,007
27,900	CRH PLC	344,020

		687,027

Food & Beverage -- 1.4%
50,300	Kerry Group PLC	673,006

Consumer Goods & Services -- 1.4%
1,315,000	Waterford Wedgewood PLC	676,181

		2,592,630

Italy -- 3.3%
Public Thoroughfares -- 0.8%
38,630	Autostrade SPA	384,303

Oil & Gas -- 1.7%
128,000	Saipem SPA	855,639

Banking/Insurance -- 0.8%
59,800	Sanpaolo IMI SPA	389,076

		1,629,018

Common Stocks -- (Continued)
Japan -- 16.8%
Food & Beverage -- 1.7%
86,000	Ajinomoto Co., Inc.	$897,902

Office Automation & Equipment -- 2.0%
27,000	Canon, Inc.	1,017,021

Agriculture -- 0.7%
18,900	Hokuto Corp.	383,829

Automobile -- 2.8%
22,400	Honda Motor Co., Ltd.	828,651
20,700	Toyota Motor Corp	556,442

		1,385,093

Optical Supplies -- 1.6%
12,100	Hoya Corp.	847,316

Retail -- 1.2%
22,000	Ito-Yokado Co., Ltd.	648,858

Toys -- 0.0%
50	Nintendo Co., Ltd.	4,673

Electronics -- 4.1%
4,800	Rohm Co., Ltd.	611,174
20,000	Secom Co., Ltd.	685,936
78,000	Sharp Corp.	740,760

		2,037,870

Medical Supplies -- 1.4%
54,100	Terumo Corp.	748,565

Cosmetics & Toiletries -- 1.3%
17,300	Uni-Charm Corp.	686,635

		8,657,762

Netherlands -- 7.3%
Insurance -- 1.6%
46,904	ING Group NV	794,428

Oil & Gas -- 1.5%
16,700	Royal Dutch Petroleum Co.	735,173

Agriculture -- 0.9%
22,660	Nutreco Holding NV	423,036

Electronics -- 1.8%
49,642	Koninklijke Philips Electronics NV	869,974

Printing & Publishing -- 1.5%
43,557	Wolters Kluwer NV	758,765

		3,581,376

Singapore -- 2.7%
Diversified Operations -- 0.0%
4,828	Haw Par Brothers International	9,074

Telecommunications -- 1.1%
746,000	Singapore Telecommunications Ltd.	533,318

Banking/Insurance -- 1.6%
118,100	United Overseas Bank Ltd.	803,448

		1,345,840

Common Stocks -- (Continued)
Spain -- 3.7%
Electric Integrated -- 1.7%
72,000	Endesa SA	$842,458

Building-Heavy Construction -- 2.0%
43,400	Fomento De Construcciones y Contratas SA	974,641

		1,817,099

Sweden -- 4.8%
Engineering Services -- 1.8%
38,700	Cardo AB	897,180

Manufacturing-Consumer Goods -- 1.7%
52,500	Electrolux AB, Series B	828,475

Tools -- 1.3%
27,800	Sandvik AB	620,557

		2,346,212

Switzerland -- 4.6%
Medical - Drugs -- 1.1%
15,200	Novartis AG	554,596

Chemicals - Specialty -- 1.9%
79,400	Syngenta AG, ADR	914,688

Banking/Insurance -- 1.6%
16,546	UBS AG (b)	804,145

		2,273,429

United Kingdom -- 12.3%
Retail Stores -- 1.5%
84,100	Boots Co., PLC	793,401

Energy -- 1.3%
103,500	BP Amoco PLC	711,487

Telephone Communications -- 1.3%
217,000	BT Group PLC	681,229

Industrial Goods & Services -- 1.0%
86,000	Bunzl PLC	526,115

Food & Beverage -- 1.1%
42,400	Cadbury Schweppes PLC	264,165
11,000	Cadbury Schweppes PLC, ADR	281,710

		545,875

Drugs -- 1.6%
22,300	Glaxosmithkline ADR	835,358

Metals -- 1.7%
11,300	Rio Tinto PLC, ADR	898,689

Food & Beverage -- 1.5%
233,000	Tesco PLC	727,707

Diversified Operations -- 1.3%
219,700	Tomkins PLC	672,021

		6,391,882

Shares or Par Value		Value
Common Stocks -- (Continued)
United States -- 1.7%
Oil & Gas -- 1.7%
19,800	Schlumberger, Ltd.	$833,382

Total Common Stocks (Cost $48,535,073)		44,839,385

Repurchase Agreement -- 6.8%
$3,347,000	State Street Repo, 0.150%, dated 12/31/02, due 1/2/03 (Fully collateralized by U.S. Treasury securities)	3,347,000

Total Repurchase Agreement (Cost $3,347,000)		3,347,000

Shares		Value
Mutual Funds -- 1.8%
Korea -- 0.9%
24,800	iShares MSCI South Korea Index Fund	$455,080

Taiwan -- 0.9%
Management Investment Operation -- 0.9%
53,000	iShares MSCI Taiwan Index Fund	431,950

Total Mutual Funds (Cost $1,001,878)		887,030

Total (Cost $52,883,951) (a)		$49,073,415

See Notes to Portfolio of Investments, page 66.

Huntington Mid Corp America Fund

December 31, 2002

Shares		Value
Common Stocks -- 87.4%
Aerospace & Defense -- 0.3%
4,600	Alliant Techsystems, Inc. (b)	$286,810

Amusement & Recreation Services -- 0.5%
14,500	Aztar Corp. (b)	207,060
9,000	Boyd Gaming Corp. (b)	126,450
2,700	Harrah's Entertainment, Inc. (b)	106,920
10,000	Magna Entertainment Corp. (b)	62,000

		502,430

Apparel & Textiles -- 2.4%
7,400	Coach, Inc. (b)	243,608
4,727	Columbia Sportswear Co. (b)	209,973
10,600	Jones Apparel Group, Inc. (b)	375,664
18,000	Liz Claiborne, Inc.	533,700
13,000	Oakley, Inc. (b)	133,510
18,000	Polo Ralph Lauren Corp. (b)	391,680
8,500	Reebok International Ltd. (b)	249,900
3,000	UniFirst Corp.	60,600

		2,198,635

Auto/Truck Parts & Equipment -- 0.7%
5,600	Cummins Engine, Inc.	157,528
1,500	Johnson Controls, Inc.	120,255
9,400	Superior Industries International, Inc.	388,784

		666,567

Banks -- 4.5%
8,200	BancorpSouth, Inc.	159,244
16,700	Banknorth Group, Inc.	377,420
3,000	BOK Financial Corp. (b)	97,170
5,700	Chittenden Corp.	145,236
20,200	Compass Bancshares, Inc.	631,654
7,000	Fulton Financial Corp.	123,620
10,600	Hudson City Bancorp, Inc.	197,478
5,900	Independence Community Bank Corp.	149,742
2,300	M & T Bank Corp.	182,505
25,000	National Commerce Financial Corp.	596,250
24,000	North Fork Bancorporation, Inc.	809,760
4,000	People's Bank	100,560
14,400	TCF Financial Corp.	629,136

		4,199,775

Common Stocks -- (Continued)
Beer, Wine, & Distilled Beverages -- 0.5%
7,500	Adolph Coors Co., Class B	$459,375

Biotechnology -- 0.6%
4,900	Cephalon, Inc. (b)	238,473
8,900	Invitrogen Corp. (b)	278,481

		516,954

Building & Construction -- 1.6%
1,000	Beazer Homes USA, Inc. (b)	60,600
3,200	Centex Corp.	160,640
28,100	Insituform Technologies, Inc., Class A (b)	479,105
5,300	Lafarge North America Corp.	174,105
29,000	McDermott International, Inc. (b)	127,020
9,400	Pulte Homes, Inc.	449,978
2,000	Ryland Group, Inc.	66,700

		1,518,148

Chemicals -- 2.7%
20,700	Albemarle Corp.	588,915
17,400	Cytec Industries, Inc. (b)	474,672
5,400	Eastman Chemical Co.	198,558
4,400	Great Lakes Chemical Corp.	105,072
18,600	H.B. Fuller Co.	481,368
6,000	Hercules, Inc. (b)	52,800
13,100	Lubrizol Corp.	399,550
2,400	Lyondell Chemical Co.	30,336
11,000	RPM, Inc.	168,080

		2,499,351

Circuits -- 0.0%
4,500	Integrated Device Technology, Inc. (b)	37,665

Communications Equipment -- 1.4%
5,900	Advanced Fibre Communications, Inc. (b)	98,412
15,000	Enterasys Networks, Inc. (b)	23,400
12,500	Harris Corp.	328,750
11,900	L-3 Communications Corp. (b)	534,429
26,500	Scientific-Atlanta, Inc.	314,290

		1,299,281

Common Stocks -- (Continued)
Computer Services -- 2.2%
12,300	Affiliated Computer Services, Inc. (b)	$647,595
25,600	Incyte Genomics, Inc. (b)	116,736
9,000	Intergraph Corp. (b)	159,840
5,000	Pinnacle Systems, Inc. (b)	68,050
22,500	Sungard Data Systems, Inc. (b)	530,100
12,390	Synopsys, Inc. (b)	571,799

		2,094,120

Computers -- 0.9%
20,200	Advanced Digital Information Corp. (b)	135,542
12,900	NCR Corp. (b)	306,246
10,000	Quantum Corp. (b)	26,700
10,900	Sandisk Corp. (b)	221,270
5,000	Storage Technology Corp. (b)	107,100

		796,858

Computers, Peripherals & Software -- 1.9%
12,000	Activision, Inc. (b)	175,080
12,300	Borland Software Corp. (b)	151,290
20,000	JDA Software Group, Inc. (b)	193,200
23,100	NetIQ Corp. (b)	285,285
11,000	Network Associates, Inc. (b)	176,990
20,000	Novell, Inc. (b)	66,800
14,200	Progress Software Corp. (b)	183,890
25,000	Rainbow Technologies, Inc. (b)	179,250
10,000	Read-Rite Corp. (b)	3,500
25,000	Sybase, Inc. (b)	335,000

		1,750,285

Containers - Paper/Plastic -- 0.4%
17,400	Pactiv Corp. (b)	380,364

Crude Petroleum & Natural Gas -- 0.3%
13,227	Cimarex Energy Co. (b)	236,763

Diversified Operations -- 1.9%
3,180	EnPro Industries, Inc. (b)	12,720
33,700	Griffon Corp. (b)	458,994
9,000	ITT Industries, Inc.	546,210
13,500	Teleflex, Inc.	579,015
4,500	Textron, Inc.	193,455

		1,790,394

Drugs & Health Care -- 2.3%
5,600	Barr Laboratories, Inc. (b)	364,504
10,500	Guilford Pharmaceuticals, Inc. (b)	41,790
13,800	ICN Pharmaceuticals, Inc.	150,558
9,650	Ivax Corp. (b)	117,055
28,100	Mylan Laboratories, Inc.	980,690
31,100	SICOR, Inc. (b)	492,935

		2,147,532

E-Commerce & Services -- 0.5%
4,000	Amazon.com, Inc. (b)	75,560
2,000	Expedia, Inc., Class A (b)	133,860
4,100	Hotels.com (b)	223,983
3,000	Ticketmaster, Class B (b)	63,660

		497,063

Common Stocks -- (Continued)
Electrical Components -- 1.0%
24,000	Aeroflex, Inc. (b)	$165,600
1,300	Benchmark Electronics, Inc. (b)	37,258
21,200	C&D Technologies, Inc.	374,604
2,300	Electronic Arts, Inc. (b)	114,471
6,800	Intersil Corp., Class A (b)	94,792
16,000	Vishay Intertechnology, Inc. (b)	178,880

		965,605

Electrical Equipment -- 0.8%
18,600	Cooper Industries Ltd., Class A	677,970
10,600	PerkinElmer, Inc.	87,450

		765,420

Electrical Services -- 1.9%
19,800	ALLETE, Inc.	449,064
14,900	DPL, Inc.	228,566
29,800	Energy East Corp.	658,282
25,800	Teco Energy, Inc.	399,126

		1,735,038

Environmental Services -- 1.1%
36,700	Republic Services, Inc., Class A (b)	769,966
8,000	Stericycle, Inc. (b)	259,032

		1,028,998

Financial Services -- 5.5%
10,400	A.G. Edwards, Inc.	342,784
23,500	Allied Capital Corp.	513,005
26,200	AmeriCredit Corp. (b)	202,788
5,400	Bear Stearns Companies, Inc.	320,760
16,900	City National Corp.	743,431
5,000	Cullen/Frost Bankers, Inc.	163,500
4,100	Eaton Vance Corp.	115,825
15,000	Federal Agricultural Mortgage Corp. Class C (b)	459,600
15,600	First American Financial Corp.	346,320
19,200	First Tennessee National Corp.	690,048
10,000	Firstmerit Corp.	216,600
10,900	Legg Mason, Inc.	529,086
5,600	Marshall & Ilsley Corp.	153,328
2,500	Mercantile Bankshares Corp.	96,475
5,400	T. Rowe Price Group, Inc.	147,312
2,400	Waddell & Reed Financial, Inc.	47,208

		5,088,070

Food & Beverages -- 2.8%
7,000	Constellation Brands, Inc. (b)	165,970
9,690	Dean Foods Co. (b)	359,499
10,300	Dole Food Co.	335,574
20,500	Hormel Foods Corp.	478,265
9,700	McCormick & Co., Inc.	225,040
15,100	Ralcorp Holding, Inc. (b)	379,614
15,900	Smithfield Foods, Inc. (b)	315,456
13,400	SUPERVALUE, Inc.	221,234
14,600	Tyson Foods, Inc. Class A	163,812

		2,644,464

Common Stocks -- (Continued)
Gas & Natural Gas -- 2.7%
6,000	Atmos Energy Corp.	$139,920
4,000	Keyspan Corp.	140,960
18,100	MDU Resources Group, Inc.	467,161
23,900	National Fuel Gas Co.	495,447
3,500	New Jersey Resources Corp.	110,565
4,000	Peoples Energy Corp.	154,600
36,800	Questar Corp.	1,023,776

		2,532,429

Health Care Equipment & Supplies -- 0.8%
6,600	Hillenbrand Industries, Inc.	318,846
21,155	Viasys Healthcare, Inc. (b)	314,998
2,700	Zimmer Holdings, Inc. (b)	112,104

		745,948

Hotels & Lodging -- 0.4%
7,000	Mandalay Resort Group (b)	214,270
4,600	MGM Grand, Inc. (b)	151,662

		365,932

Household Products -- 1.4%
13,800	Church & Dwight Co., Inc.	419,934
10,600	Ferro Corp.	258,958
11,400	Leggett & Platt, Inc.	255,816
7,100	Whirlpool Corp.	370,762

		1,305,470

Insurance -- 4.2%
9,200	Allmerica Financial Corp.	92,920
5,600	Arthur J. Gallagher & Co.	164,528
5,000	Erie Indemnity Co., Class A	181,300
17,100	Nationwide Financial Services, Inc.	489,915
24,600	Old Republic International Corp.	688,800
21,000	PMI Group, Inc.	630,840
22,300	Protective Life Corp.	613,696
21,700	Torchmark Corp.	792,701
13,000	Unumprovident Corp.	228,020

		3,882,720

Lasers - Systems/Components -- 0.2%
7,100	Coherent, Inc. (b)	141,645

Leisure -- 1.1%
14,900	Brunswick Corp.	295,914
28,600	Callaway Golf Co.	378,950
22,200	Royal Caribbean Cruises Ltd.	370,740

		1,045,604

Machinery -- 3.7%
13,400	AGCO Corp.	296,140
12,200	AptarGroup, Inc.	381,128
7,500	Asyst Technologies, Inc. (b)	55,125
13,400	Donaldson Co., Inc.	482,400
16,906	Kadant, Inc. (b)	253,590
24,000	Kennametal, Inc.	827,520
9,000	Milacron, Inc.	53,550
10,600	Parker Hannifin Corp.	488,978
5,800	Smith International, Inc. (b)	189,196
9,800	Tecumseh Products Co. Class A	432,474

		3,460,101

Common Stocks -- (Continued)
Measuring Devices -- 1.8%
3,400	FLIR Systems, Inc. (b)	$165,920
16,700	Microchip Technology, Inc.	408,315
22,500	Tektronix, Inc. (b)	409,275
31,700	Thermo Electron Corp. (b)	637,804
4,400	Trimble Navigation Ltd. (b)	54,956

		1,676,270

Medical & Medical Services -- 4.8%
8,900	AmeriPath, Inc. (b)	191,350
6,300	Coventry Health Care, Inc. (b)	182,889
3,000	Dentsply International, Inc.	111,600
29,400	Health Management Associates, Inc.	526,260
2,000	Henry Schein, Inc. (b)	90,000
20,800	Lincare Holdings, Inc. (b)	657,696
13,600	Ocular Sciences, Inc. (b)	211,072
10,200	Owens & Minor, Inc.	167,484
14,500	Oxford Health Plans, Inc. (b)	528,525
3,500	Pediatrix Medical Group, Inc. (b)	140,210
13,500	PolyMedica, Corp. (b)	416,340
3,000	Renal Care Group, Inc. (b)	94,920
15,600	Respironics, Inc. (b)	474,724
17,200	St. Jude Medical, Inc. (b)	683,184

		4,476,254

Medical Instruments -- 1.0%
25,800	Apogent Technologies, Inc. (b)	536,640
7,600	Beckman Coulter, Inc.	224,352
6,800	Datascope Corp.	168,647

		929,639

Metal Processors & Fabrication -- 0.3%
10,400	Precision Castparts Corp.	252,200

Miscellaneous Business Services -- 2.5%
24,200	Autodesk, Inc.	346,060
20,600	Cadence Design Systems, Inc. (b)	242,874
3,500	EMCOR Group, Inc. (b)	185,535
2,000	GTECH Holdings Corp. (b)	55,720
21,700	NCO Group, Inc. (b)	346,115
7,000	Overture Services, Inc. (b)	191,170
20,400	Symantec Corp. (b)	826,404
10,000	US Oncology, Inc. (b)	86,700

		2,280,578

Office Equipment & Supplies -- 0.2%
9,900	John H. Harland Co.	219,087

Oil & Gas - Exploration & Production -- 0.9%
2,500	Eog Resources Inc.	99,800
4,600	Kerr-Mcgee Corp.	203,780
9,600	Suncor Energy, Inc.	150,432
6,200	Unocal Corp.	189,596
9,000	Varco International, Inc. (b)	156,600

		800,208

Paper & Paper Products -- 0.9%
22,500	Rock-Tenn Co.	303,300
14,500	Smurfit-Stone Container Corp. (b)	223,170
14,500	Sonoco Products Co.	332,485

		858,955

Common Stocks -- (Continued)
Personal Products -- 0.4%
20,800	NBTY, Inc. (b)	$365,664

Petroleum & Petroleum Products -- 4.6%
3,100	Apache Corp.	176,669
50,700	Chesapeake Energy Corp.	392,418
6,400	Equitable Resources, Inc.	224,256
10,700	Forest Oil Corp. (b)	295,855
13,600	Helmerich & Payne, Inc.	379,576
3,600	Murphy Oil Corp.	154,260
6,600	Newfield Exploration Co. (b)	237,930
22,400	Ocean Energy, Inc.	447,328
23,275	Patina Oil & Gas Corp.	736,654
15,800	Swift Energy Co. (b)	152,786
22,700	Tidewater, Inc.	705,970
12,000	Unit Corp. (b)	222,600
14,300	Vintage Petroleum, Inc.	150,865

		4,277,167

Pharmaceuticals -- 0.5%
3,000	Biovail Corp. International (Canada) (b)	79,230
5,900	Express Scripts, Inc. Class A (b)	283,436
4,500	Omnicare Inc.	107,235

		469,901

Pipelines -- 0.2%
5,400	Enbridge Energy Partners LP	227,610

Pollution Control -- 0.3%
18,800	Pall Corp.	313,584

Primary Batteries, Dry & Wet -- 0.2%
16,000	Rayovac Corp. (b)	213,280

Printing & Publishing -- 2.3%
18,336	Banta Corp.	573,367
18,550	Harte-Hanks, Inc.	346,329
51,400	Paxar Corp. (b)	758,149
7,000	R.R. Donnelley & Sons Co.	152,390
7,600	Scholastic Corp. (b)	273,220

		2,103,455

Real Estate Investment Trust -- 0.7%
17,100	LNR Property Corp.	605,340

Recreational Vehicles & Boats -- 0.5%
8,200	Polaris Industries, Inc.	480,520

Restaurants -- 2.9%
14,725	Applebee's International, Inc.	341,487
18,100	Brinker International, Inc. (b)	583,725
7,200	Darden Restaurants, Inc.	147,240
13,000	Lone Star Steakhouse & Saloon, Inc.	251,420
14,800	Outback Steakhouse, Inc.	509,712
15,400	Papa John's International, Inc. (b)	429,352
16,500	Ruby Tuesday, Inc.	285,285
5,000	Sonic Corp. (b)	102,450
4,600	Wendy's International, Inc.	124,522

		2,775,193

Common Stocks -- (Continued)
Retail -- 2.7%
10,400	Abercrombie & Fitch Co., Class A (b)	$212,784
3,600	AnnTaylor Stores Corp. (b)	73,512
4,600	CDW Computer Centers, Inc. (b)	201,710
13,900	Family Dollar Stores, Inc.	433,819
5,000	Furniture Brands International, Inc. (b)	119,250
16,800	Michaels Stores, Inc. (b)	525,840
6,900	Neiman Marcus Group, Inc. (b)	209,691
4,000	Nordstrom, Inc.	75,880
2,600	RARE Hospitality International, Inc. (b)	71,812
23,400	Viad Corp.	522,990
3,400	Zale Corp. (b)	108,460

		2,555,748

Semiconductor Equipment -- 2.2%
13,000	ATMI, Inc. (b)	240,760
10,000	Conexant Systems Inc. (b)	16,100
9,200	DuPont Photomasks, Inc. (b)	213,900
15,000	ESS Technology, Inc. (b)	94,350
24,400	Imation Corp. (b)	855,952
19,200	International Rectifier Corp. (b)	354,432
1,300	Semtech Corp. (b)	14,196
69,500	Sonicblue, Inc. (b)	31,275
9,400	Varian Semiconductor Equipment, Inc. (b)	223,353
2,000	Zoran Corp. (b)	28,140

		2,072,458

Steel -- 0.8%
20,100	Engelhard Corp.	449,235
22,000	Maverick Tube Corp. (b)	286,660

		735,895

Telephone & Telecommunications -- 0.7%
17,000	Ciena Corp. (b)	87,380
3,700	Commonwealth Telephone Enterprises, Inc. (b)	132,608
3,500	Telephone & Data Systems, Inc.	164,570
8,100	US Cellular Corp. (b)	202,662
3,700	UTStarcom, Inc. (b)	73,371

		660,591

Tires & Tubes -- 0.2%
12,900	Cooper Tire & Rubber Co.	197,886

Tools & Accessories -- 0.8%
15,700	Snap-On, Inc.	441,327
9,700	Stanley Works, The	335,426

		776,753

Toys -- 0.1%
4,000	Hasbro, Inc.	46,200

Transport - Marine -- 0.3%
11,500	Kirby Corp. (b)	314,985

Wholesale Distribution -- 1.3%
8,100	AmerisourceBergen Corp.	439,911
5,500	BorgWarner, Inc.	277,310
13,200	Performance Food Group Co. (b)	448,259

		1,165,480

Total Common Stocks (Cost $89,437,114)		81,436,715

Mutual Funds -- 8.5%
Exchange Traded Funds -- 8.5%
45,000	iSHARES S&P MIDCAP 400	$3,875,400
51,500	Midcap SPDR Trust Series I	4,050,475

Total Mutual Funds (Cost $8,987,117)		7,925,875

Cash Equivalent -- 4.1%
3,848,801	Huntington Money Market Fund, Interfund Class*	$3,848,801

Total Cash Equivalent (Cost $3,848,801)		3,848,801

Total (Cost $102,273,032) (a)		$93,211,391

See Notes to Portfolio of Investments, page 66.

Huntington New Economy Fund

December 31, 2002

Shares		Value
Common Stocks -- 99.7%
Advertising Sales -- 0.2%
1,700	Lamar Advertising Co. (b)	$57,205

Aerospace/Defense -- 1.3%
3,400	Lockheed Martin Corp.	196,350
1,232	Northrop Grumman Corp.	119,515

		315,865

Airlines -- 0.2%
4,000	SkyWest, Inc.	52,280

Air Transportation -- 0.4%
5,600	Airborne, Inc.	83,048

Amusement & Recreation Services -- 0.7%
11,800	Aztar Corp. (b)	168,504

Apparel & Textiles -- 1.0%
2,300	G & K Services, Inc.	81,422
2,000	Jones Apparel Group, Inc. (b)	70,880
2,500	Liz Claiborne, Inc.	74,125

		226,427

Auto/Truck Parts & Equipment -- 2.0%
3,300	Autoliv, Inc.	69,069
2,300	Group 1 Automotive, Inc. (b)	54,924
900	Johnson Controls, Inc.	72,153
2,400	Lear Corp. (b)	79,872
1,285	Magna International, Inc.	72,153
2,700	PACCAR, Inc.	124,551

		472,722

Banks -- 6.3%
2,000	Bank of Hawaii Corp.	60,780
1,600	Countrywide Credit Industries, Inc.	82,640
4,200	Dime Community Bancshares	80,430
2,550	GreenPoint Financial Corp.	115,209
4,000	Independence Community Bank Corp.	101,520
2,600	MB Financial, Inc.	90,454
1,950	New York Community Bancorp, Inc.	56,316
1,800	North Fork Bancorporation, Inc.	60,732
3,600	R & G Finanical Corp. Class B	83,700
5,100	Regions Financial Corp.	170,136
7,600	SouthTrust Corp.	188,860
4,900	Sovereign Bancorp	68,845
1,900	UCBH Holdings, Inc.	80,655
5,450	Washington Mutual, Inc.	188,189
2,000	Webster Financial Corp.	69,600

		1,498,066

Common Stocks -- (Continued)
Batteries/Battery Systems -- 0.6%
5,200	Energizer Holdings, Inc. (b)	$145,080

Beer, Wine, & Distilled Beverages -- 0.3%
1,200	Adolph Coors Co.	73,500

Building & Construction -- 5.5%
4,400	Centex Corp.	220,880
4,100	Clayton Homes, Inc.	49,938
10,000	D. R. Horton, Inc.	173,500
2,400	KB Home	102,840
2,000	Lafarge North America, Inc.	65,700
2,300	Lennar Corp.	118,680
2,600	M/I Schottenstein Homes, Inc.	72,280
2,700	MDC Holdings, Inc.	103,302
430	NVR, Inc. (b)	139,965
2,400	Ryland Group, Inc.	80,040
2,500	Simpson Manufacturing Co., Inc. (b)	82,250
3,800	Standard-Pacific Corp.	94,050

		1,303,425

Chemicals -- 1.2%
3,600	A. Schulman, Inc.	66,996
5,100	Airgas, Inc. (b)	87,975
2,400	Albemarle Corp.	68,280
2,500	Cytec Industries, Inc. (b)	68,200

		291,451

Commercial Services & Supplies -- 2.1%
3,200	Cendant Corp. (b)	33,536
2,666	ChoicePoint, Inc. (b)	105,280
5,000	Concord EFS, Inc. (b)	78,700
6,500	Interactive Data Corp. (b)	89,375
6,900	StarTek (b)	190,440

		497,331

Communications Equipment -- 0.3%
1,600	L-3 Communications Holdings, Inc. (b)	71,856

Computer Services -- 3.6%
8,600	Carreker-Antinori, Inc. (b)	38,958
8,500	Intergraph Corp. (b)	150,960
15,100	Pinnacle Systems, Inc. (b)	205,511
1,000	Pixar Animation Studios Corp. (b)	52,990
7,200	Sungard Data Systems, Inc. (b)	169,632
5,700	Syntel, Inc. (b)	119,757
5,300	Take-Two Interactive Software, Inc (b)	124,497

		862,305

Common Stocks -- (Continued)
Consumer Products -- 0.3%
1,600	The Scotts Co. (b)	$78,464

Crude Petroleum & Natural Gas -- 0.2%
1,800	PATTERSON-UTI Energy, Inc. (b)	54,306

Data Processing/Management -- 0.6%
10,000	Acxiom Corp. (b)	153,800

Dental Supplies & Equipment -- 0.5%
1,600	Dentsply International Co.	59,520
1,400	Patterson Dental Co. (b)	61,236

		120,756

Distribution/Wholesale -- 0.3%
1,600	Fastenal Co.	59,824

Diversified Operations -- 2.3%
9,500	A.O. Smith Corp.	256,595
2,600	Clarcor, Inc.	83,902
7,400	Griffon Corp. (b)	100,788
5,200	Lydall, Inc. (b)	59,020
4,700	Walter Industries, Inc.	50,901

		551,206

E-Commerce & Services -- 2.0%
2,300	Expedia, Inc. Class A (b)	153,939
5,100	GSI Commerce, Inc. (b)	18,615
7,000	Ticketmaster Class B (b)	148,540
19,200	WebMD Corp. (b)	164,160

		485,254

Electronic Components -- 0.9%
2,600	Benchmark Electronics, Inc. (b)	74,516
1,900	Gentex Corp. (b)	60,116
7,300	Methode Electronics	80,081
42,800	Viscount Systems, Inc. (b)	5,564

		220,277

Electronic Measuring Instruments -- 0.7%
2,500	Garmin Ltd. (b)	73,250
4,700	Itron, Inc. (b)	90,099

		163,349

Environmental Services -- 0.4%
2,600	Stericycle, Inc. (b)	84,185

Financial Services -- 3.9%
2,900	Commercial Federal Corp.	67,715
5,150	Doral Financial Corp.	147,290
3,700	First American Financial Corp.	82,140
8,200	First Data Corp.	290,362
1,100	Golden West Financial Corp.	78,991
6,700	H & R Block, Inc.	269,340

		935,838

Food & Beverages -- 4.0%
1,500	American Italian Pasta Co. (b)	53,970
4,100	Bob Evans Farms, Inc.	95,735
5,800	Constellation Brands, Inc. (b)	137,518
3,900	Dole Food Co., Inc.	127,062
5,300	Fresh Del Monte Produce, Inc.	100,223
Common Stocks -- (Continued)
Food & Beverages -- (Continued)
4,800	Landry's Seafood Restaurants, Inc.	$101,952
6,000	Ryan Family Steak Houses, Inc. (b)	68,100
3,300	Sensient Technologies Corp.	74,151
1,100	Whole Foods Market, Inc. (b)	58,003
5,200	YUM! Brands, Inc. (b)	125,944

		942,658

Gambling -- 1.1%
3,200	Ameristar Casinos, Inc. (b)	45,120
4,100	Argosy Gaming Co. (b)	77,613
4,700	Isle of Capris Casinos, Inc. (b)	62,228
4,600	Penn National Gaming, Inc. (b)	72,956

		257,917

Glass Containers -- 0.3%
1,600	Ball Corp.	81,904

Hotels & Lodging -- 0.9%
3,800	Mandalay Resort Group (b)	116,318
3,300	MGM Mirage (b)	108,801

		225,119

Household Furnishings -- 1.0%
1,200	American Woodmark Corp.	57,000
6,000	Fossil, Inc. (b)	122,040
2,900	La-Z-Boy, Inc.	69,542

		248,582

Household Products -- 0.2%
900	Whirlpool Corp.	46,998

Insurance -- 2.3%
2,300	Fidelity National Financial, Inc.	75,509
2,800	Lowes Corp.	124,488
2,600	Old Republic International Corp.	72,800
2,600	Protective Life Corp.	71,552
2,500	UnitedHealth Group, Inc.	208,750

		553,099

Insurance - Life & Health -- 0.3%
2,400	AFLAC, Inc.	72,288

Internet Services -- 0.3%
6,400	Alloy, Inc. (b)	70,080

Leisure -- 0.4%
5,500	Royal Caribbean Cruises Ltd.	91,850

Linen Supply -- 0.8%
4,400	Angelica Corp.	90,860
4,500	UniFirst Corp.	90,900

		181,760

Machinery -- 1.5%
9,300	AGCO Corp.	205,530
2,900	Albany International Corp. Class A	59,914
7,600	Lennox International, Inc.	95,380

		360,824

Measuring Devices -- 0.4%
1,800	FLIR Systems, Inc. (b)	87,840

Common Stocks -- (Continued)
Medical & Medical Services -- 9.4%
2,700	Aetna, Inc.	$111,024
3,300	Apria Healthcare Group, Inc. (b)	73,392
3,500	Becton, Dickinson & Co.	107,415
2,300	Bio-Rad Laboratories, Inc. Class A (b)	89,010
3,700	Conmed Corp. (b)	72,483
2,300	Coventry Health Care, Inc. (b)	66,769
9,300	Curative Health Services, Inc. (b)	160,425
3,400	DaVita, Inc. (b)	83,878
1,800	Diagnostic Products Corp.	69,516
2,500	First Health Group Corp. (b)	60,875
1,600	HCA, Inc.	66,400
1,300	Henry Schein, Inc. (b)	58,500
12,000	Hologic, Inc. (b)	146,520
2,900	Johnson & Johnson, Inc.	155,759
2,700	Medtronic, Inc.	123,120
2,600	Ocular Sciences, Inc. (b)	40,352
1,600	Pediatrix Medical Group, Inc. (b)	64,096
1,900	Pharmaceutical Resources, Inc. (b)	56,620
2,400	Renal Care Group, Inc. (b)	75,936
2,000	St. Jude Medical, Inc. (b)	79,440
3,200	STERIS Corp. (b)	77,600
2,250	Tenet Healthcare Corp. (b)	36,900
2,000	Triad Hospitals, Inc. (b)	59,660
5,500	Varian Medical Systems, Inc. (b)	272,800

		2,208,490

Medical - HMO -- 1.3%
5,800	Humana, Inc. (b)	58,000
2,000	Mid Atlantic Medical Services, Inc. (b)	64,800
3,100	PacifiCare Health Systems, Inc. (b)	87,110
3,300	Sierra Health Services, Inc. (b)	39,633
900	Wellpoint Health Networks (b)	64,044

		313,587

Metals & Mining -- 1.7%
3,744	Barrick Gold Corp.	57,695
5,400	Commercial Metals Co.	87,696
8,800	Freeport-McMoran Copper & Gold, Inc., Class B (b)	147,664
5,500	Timken Co.	105,050

		398,105

Miscellaneous Business Services -- 7.4%
2,300	Action Performance Companies, Inc.	43,700
3,800	Caremark Rx, Inc. (b)	61,750
2,100	Deluxe Corp.	88,410
2,400	Electronic Arts, Inc. (b)	119,448
4,500	EMCOR Group, Inc. (b)	238,545
6,600	Fair Issac & Co., Inc.	281,820
10,200	GTECH Holdings Corp. (b)	284,172
1,700	Hotels.com (b)	92,871
4,700	New England Business Services, Inc.	114,680
2,600	Overture Services, Inc. (b)	71,006
7,000	Ryder System, Inc.	157,080
2,400	Symantec Corp. (b)	97,224
9,100	US Oncology, Inc. (b)	78,897

		1,729,603

Common Stocks -- (Continued)
Office Equipment & Supplies -- 0.5%
2,500	John H. Harland Co.	$55,325
3,800	Standard Register Co.	68,400

		123,725

Oil Company - Exploration & Production -- 1.4%
2,600	Occidental Petroleum Corp.	73,970
2,300	Pogo Producing Co.	85,675
4,100	Varco International, Inc. (b)	71,340
3,700	Xto Energy, Inc.	91,390

		322,375

Paper & Paper Products -- 0.3%
6,100	Rock-Tenn Co.	82,228

Personal Products -- 0.3%
4,200	NBTY, Inc. (b)	73,836

Professional Services -- 0.8%
2,400	Apollo Group, Inc., Class A (b)	105,600
1,300	Strayer Education, Inc.	74,750

		180,350

Railroad Transportation -- 0.2%
1,600	CSX Corp.	45,296

Raw Materials -- 0.2%
2,800	Cleveland Cliffs, Inc.	55,580

Real Estate Investment Trust -- 1.1%
4,700	Annaly Mortgage Management, Inc.	88,360
10,400	La Quinta Corp. (b)	45,760
1,900	LNR Property Corp.	67,260
4,800	Ventas, Inc.	54,960

		256,340

Recreation & Utility Trailer Dealers -- 1.0%
4,000	Thor Industries, Inc.	137,720
2,500	Winnebago Industries, Inc.	98,075

		235,795

Retail -- 13.2%
4,400	AnnTaylor Stores Corp. (b)	89,848
3,300	Applebee's International, Inc.	76,530
5,800	AutoNation, Inc. (b)	72,848
3,800	Bed Bath & Beyond, Inc. (b)	131,214
3,800	Borders Group, Inc. (b)	61,180
1,224	Carmax, Inc. (b)	21,885
4,000	CBRL Group, Inc.	120,520
1,500	CDW Computer Centers, Inc. (b)	65,775
5,700	Chico's FAS, Inc. (b)	107,787
3,900	Circuit City Stores, Inc.	28,938
4,200	Dillards, Inc., Class A	66,612
1,900	Family Dollar Stores, Inc.	59,299
2,900	Fred's, Inc.	74,530
3,200	Furniture Brands International, Inc. (b)	76,320
8,900	Hancock Fabrics, Inc.	135,725
2,850	Hot Topic, Inc. (b)	65,208
5,400	K-Swiss, Inc. Class S	117,234
5,800	Lone Star Steakhouse & Saloon, Inc.	112,172
3,200	Lowe's Cos., Inc.	120,000
4,000	Michaels Stores, Inc. (b)	125,200
Common Stocks -- (Continued)
Retail -- (Continued)
2,300	O'Reilly Automotive, Inc. (b)	$58,167
5,500	Office Depot, Inc. (b)	81,180
4,700	Pep Boys-Manny, Moe & Jack	54,520
16,000	PETsMART, Inc. (b)	274,080
4,500	Pier 1 Imports, Inc.	85,185
2,700	RARE Hospitality International, Inc. (b)	74,574
6,900	Reebok International Ltd. (b)	202,860
4,200	Regis Corp.	109,158
3,100	Ross Stores, Inc.	131,409
6,300	Shopko Stores, Inc. (b)	78,435
4,500	Sonic Automotive, Inc. (b)	66,915
7,900	TBC Corp. (b)	94,879
4,400	Tuesday Morning Corp. (b)	75,240

		3,115,427

Schools -- 0.3%
1,500	Career Education Corp. (b)	60,000

Semiconductor Equipment -- 1.1%
10,300	ESS Technology, Inc. (b)	64,787
4,600	Imation Corp. (b)	161,368
3,000	Zoran Corp. (b)	42,210

		268,365

Software -- 3.0%
19,100	Acclaim Entertainment, Inc. (b)	12,606
7,700	Activision, Inc. (b)	112,343
7,000	Concord Communications, Inc. (b)	62,930
7,400	Hyperion Solutions Corp. (b)	189,958
7,800	Inter-Tel, Inc.	163,098
3,200	Intuit, Inc. (b)	150,144
3,100	JDA Software Group, Inc. (b)	29,946

		721,025

Common Stocks -- (Continued)
Steel -- 1.3%
4,400	AK Steel Holding Corp. (b)	$35,200
3,500	Quanex Corp.	117,250
5,100	Steel Technologies, Inc.	86,496
4,400	Worthington Industries, Inc.	67,056

		306,002

Tires & Tubes -- 0.4%
5,500	Cooper Tire & Rubber Co.	84,370

Tools & Accessories -- 0.2%
1,600	Stanley Works, The	55,328

Toys & Games -- 0.3%
3,600	Mattel, Inc.	68,940

Transportation Services -- 1.5%
1,800	C.H. Robinson Worldwide, Inc.	56,160
1,800	Expeditors International of Washington, Inc.	58,770
3,723	Heartland Express, Inc. (b)	85,298
2,600	J.B. Hunt Transport Services, Inc. (b)	76,180
2,000	Roadway Corp.	73,620

		350,028

Video Tape Rental -- 0.4%
6,100	Hollywood Entertainment Corp. (b)	92,110

Wholesale Distribution -- 0.5%
1,177	AmerisourceBergen Corp.	63,923
1,200	BorgWarner, Inc.	60,504

		124,427

Woven Carpets & Rugs -- 0.6%
2,300	Mohawk Industries, Inc. (b)	130,985

Total Common Stocks (Cost $25,474,902)		23,649,560

Cash Equivalent -- 0.3%
78,815	Huntington Money Market Fund, Interfund Class*	78,815

Total Cash Equivalent (Cost $78,815)		78,815

Total (Cost $25,553,717) (a)		$23,728,375

See Notes to Portfolio of Investments, page 66.

Huntington Situs Small Cap Fund

December 31, 2002

Shares		Value
Common Stocks -- 91.4%
Denmark -- 0.7%
Electrical & Electronic -- 0.3%
4,100	Vestas Wind Systems A/S	$40,836

Pharmaceuticals -- 0.4%
2,700	Novozymes A/S Class B	56,453

		97,289

Finland -- 0.7%
Machinery -- 0.4%
1,600	Kone OYJ Class B	48,037

Common Stocks -- (Continued)
Finland -- (Continued)
Medical & Medical Services -- 0.3%
1,200	Instrumentarium Corp. (b)	$48,080

		96,117

France -- 0.3%
Office Equipment -- 0.3%
1,200	Societe BIC SA (b)	41,367

Germany -- 1.0%
Drugs -- 0.3%
850	Stada Arzneimittel AG	33,985

Common Stocks -- (Continued)
Germany -- (Continued)
Machinery / Print Trade -- 0.2%
1,300	Heidelberger Druckmaschinen	$30,013

Retail -- 0.5%
2,100	Douglas Holding AG (b)	35,260
900	Fielmann AG	31,639

		66,899

		130,897

Hong Kong -- 0.5%
Retail -- 0.3%
88,000	Giordano International Ltd.	34,417

Television -- 0.2%
12,000	Television Broadcasts Ltd. (b)	37,854

		72,271

Ireland -- 0.6%
Consumer Goods & Services -- 0.2%
45,000	Waterford Wedgewood PLC (b)	23,139

Financial Services -- 0.1%
10,000	Halma PLC	18,031

Food & Beverage -- 0.3%
2,600	Kerry Group PLC (b)	34,788

		75,958

Italy -- 0.4%
Oil & Gas -- 0.4%
7,200	Saipem SPA	48,130

Japan -- 1.5%
Agriculture -- 0.2%
1,400	Hokuto Corp.	28,432

Artisan Partners LP -- 0.3%
3,600	Banyu Pharm Ord.	33,795

Beverages -- 0.2%
900	ITO EN Ltd.	30,488

Fats and Oils -- 0.3%
4,000	Fuji Oil Co. Ltd.	35,729

Medical Supplies -- 0.5%
5,000	Tanabe Seiyaku Co. Ltd.	43,650
2,000	Terumo Corp.	27,673

		71,323

		199,767

Netherlands -- 0.2%
Agriculture -- 0.2%
1,300	Nutreco Holding NV	24,269

Singapore -- 0.3%
Beer & Ale -- 0.3%
13,000	Asia Pacific Breweries Ltd.	37,025

Common Stocks -- (Continued)
Spain -- 0.2%
Public Thoroughfares -- 0.2%
2,700	Acesa Infraestructuras SA (b)	$30,601
2,700	Acesa Infraestructuras SA Bonus Rights	1,558

		32,159

Sweden -- 0.3%
Engineering Services -- 0.3%
1,900	Cardo AB	44,048

Switzerland -- 0.2%
Confectionery -- 0.2%
5	Lindt & Spruengli AG	31,099

United Kingdom -- 1.3%
Commercial Services -- 0.4%
21,600	Aggreko PLC	51,292

Drilling Oil & Gas Wells -- 0.2%
7,200	Davis Service Group UK	31,358

Industrial Goods & Services -- 0.1%
2,900	Bunzl PLC (b)	17,741

Real Estate -- 0.3%
3,800	Antofagasta Holdings	38,235

Retail -- 0.3%
6,800	WH Smith PLC (b)	38,808

		177,434

United States -- 83.2%
Aerospace & Defense -- 1.6%
1,300	Alliant Techsystems, Inc.	81,055
10,100	Armor Holdings, Inc.	139,077

		220,132

Air Transportation -- 0.9%
10,000	Atlantic Coast Airlines Holdings	120,300

Automotive Rental -- 0.9%
2,500	RENT-A-CENTER, Inc.	124,875

Bank Holding Companies -- 1.5%
4,520	First National Corp.	108,480
3,900	Glacier Bancorp	91,927

		200,407

Banking -- 2.2%
3,000	American Financial Holdings, Inc.	89,640
4,500	Anchor Bancorp Wisconsin, Inc.	93,375
4,000	CPB, Inc.	109,800

		292,815

Building & Construction -- 2.0%
1,500	Beazer Homes USA, Inc. (b)	90,900
2,800	M/I Schottenstein Homes, Inc. (b)	77,840
2,500	MDC Holdings, Inc. (b)	95,650

		264,390

Common Stocks -- (Continued)
United States -- (Continued)
Business Services -- 2.4%
6,900	American Management Systems, Inc.	$82,731
3,400	CDI Corp.	91,732
4,300	Jacobs Engineering Group, Inc.	153,080

		327,543

Chemicals -- 1.7%
5,000	A. Schulman, Inc. (b)	93,050
4,500	Albemarle Corp.	128,025

		221,075

Combination Utility Services -- 0.6%
3,100	Northwest Natural Gas Co.	83,886

Commercial Physical Research -- 0.9%
8,000	Albany Molecular Research	118,328

Commercial Services & Supplies -- 0.8%
4,000	StarTek, Inc.	110,400

Communications Equipment -- 0.7%
4,800	Standard Microsystems Corp.	93,456

Computer Services -- 3.9%
3,000	Cerner Corp. (b)	93,780
8,100	Espeed, Inc.	137,222
5,400	Hutchinson Technology, Inc. (b)	111,780
5,300	Intergraph Corp. (b)	94,128
13,700	Transaction Systems Architects, Inc. (b)	89,050

		525,960

Consumer Products -- 0.8%
2,100	The Scotts Co. (b)	102,984

Diversified Operations -- 0.6%
7,900	Walter Industries, Inc.	85,557

Electric Services -- 2.8%
13,100	Audiovox Corp.	135,467
5,000	Invision Technologies, Inc.	131,800
9,600	Methode Electronics, Inc. (b)	105,312

		372,579

Electronic Measuring Instruments -- 1.3%
5,800	Garmin Ltd.	169,940

Energy -- 0.8%
6,600	Headwaters, Inc.	102,366

Fire, Marine & Casualty Insurance -- 0.7%
3,200	Arch Capital Group	99,744

Food & Beverages -- 3.3%
3,700	Fresh Del Monte Produce, Inc. (b)	69,967
6,000	Landry's Seafood Restaurants, Inc.	127,440
7,800	Ryan Family Steak Houses, Inc. (b)	88,530
3,000	Sensient Technologies Corp.	67,410
8,400	The Steak N Shake Co.	84,000

		437,347

Gas Production & Distribution -- 0.7%
2,500	UGI Corp. (b)	93,475

Common Stocks -- (Continued)
United States -- (Continued)
Hotels & Lodging -- 1.5%
3,900	Kerzner International Ltd.	$78,312
4,000	Mandalay Resort Group	122,440

		200,752

Household Furnishings -- 2.0%
1,800	American Woodmark Corp. (b)	85,500
4,400	Fossil, Inc.	89,496
3,900	La-Z-Boy, Inc. (b)	93,522

		268,518

Insurance -- 0.7%
5,100	Scottish Annuity & Life Holdings, Ltd.	88,995

Insurance Carriers -- 1.4%
6,600	UICI	102,630
2,700	United Fire & Casualty	90,315

		192,945

Machinery -- 2.2%
4,000	AGCO Corp.	88,400
2,900	Cuno, Inc.	96,048
5,300	Intermagnetics General	104,092

		288,540

Medical & Medical Services -- 6.6%
2,500	Bio-Rad Laboratories, Inc. Class A	96,750
4,500	Conmed Corp. (b)	88,155
2,800	Coventry Health Care, Inc.	81,284
7,500	Edwards Lifesciences Corp.	191,025
2,000	Henry Schein, Inc. (b)	90,000
2,400	Kindred Healthcare, Inc.	43,562
2,500	Mid Atlantic Medical Services, Inc. (b)	81,000
3,500	Pharmaceutical Resources, Inc.	104,300
11,000	US Oncology, Inc.	95,370

		871,446

Metals & Mining -- 2.7%
4,100	Precision Castparts Corp. (b)	99,425
8,500	RTI International Metals, Inc. (b)	85,850
5,200	Timken Co. (b)	99,320
3,900	Valmont Industries, Inc.	75,660

		360,255

Miscellaneous Business Services -- 0.6%
3,600	Ryder System, Inc. (b)	80,784

Nursing & Personal Care Facilities -- 0.5%
3,900	Manor Care, Inc. (b)	72,579

Office Equipment -- 0.7%
4,800	Global Imaging Systems, Inc.	88,224

Paper & Paper Products -- 0.8%
4,800	Universal Forest Products	102,341

Personal Products -- 0.9%
6,600	NBTY, Inc.	116,028

Common Stocks -- (Continued)
United States -- (Continued)
Petroleum & Petroleum Products -- 6.7%
9,200	Denbury Resources, Inc. (b)	$103,960
3,000	Houston Exploration Co. (b)	91,800
3,800	Hydril Co.	89,566
2,700	Newfield Exploration Co.	97,335
3,200	Patina Oil & Gas Corp. (b)	101,280
2,600	Pogo Producing Co.	96,850
5,500	Varco International, Inc.	95,700
8,500	Veritas DGC, Inc. (b)	67,150
5,300	Xto Energy, Inc.	130,909

		874,550

Pharmaceuticals -- 0.7%
4,100	Omnicare Inc. (b)	97,703

Physical Fitness Facilities -- 0.8%
8,000	Nautilus Group, Inc.	106,880

Printing & Publishing -- 1.3%
2,600	Banta Corp. (b)	81,302
6,100	Paxar Corp.	89,975

		171,277

Real Estate Investment Trusts -- 2.7%
2,300	CBL & Associates Properties, Inc.	92,115
2,600	Colonial Properties Trust	88,244
3,000	Healthcare Realty Trust, Inc.	87,750
10,900	Hrpt Properties Trust	89,816

		357,925

Recreation & Utility Trailer Dealers -- 0.9%
3,600	Thor Industries, Inc. (b)	123,948

Residential Building Construction -- 0.6%
4,100	Toll Brothers, Inc. (b)	82,820

Residential Lighting Fixtures -- 0.7%
3,600	Thomas Industries, Inc. (b)	93,816

Retail -- 5.7%
3,700	AnnTaylor Stores Corp.	75,554
4,700	Cato Corp. (b)	101,473
4,000	Claire's Stores, Inc. (b)	88,280
5,600	Hancock Fabrics, Inc. (b)	85,400
4,500	Pier 1 Imports, Inc. (b)	85,185
3,800	RARE Hospitality International, Inc.	104,956
4,500	Reebok International Ltd.	132,300
3,600	Urban Outfitters	84,852

		758,000

Common Stocks -- (Continued)
United States -- (Continued)
Savings & Loan Associations -- 0.8%
3,200	WSFS Financial Corp. (b)	$105,504

Semiconductor Equipment -- 0.8%
3,100	Imation Corp. (b)	108,748

Software -- 0.8%
7,600	Activision, Inc.	110,884

Steel -- 1.8%
2,600	Quanex Corp. (b)	87,100
9,000	Steel Technologies	152,640

		239,740

Surgical Appliances & Supplies -- 1.4%
4,900	Mentor Corp.	188,650

Technology -- 2.0%
3,700	Black Box Corp.	165,760
20,000	Compuware Corp.	96,000

		261,760

Transportation Services, N.E.C. -- 3.2%
7,500	Interpool, Inc. (b)	120,450
6,900	Kansas City Southern Industries, Inc.	82,800
8,500	Sea Containers Ltd. Class A	75,905
6,800	Werner Enterprises, Inc.	146,404

		425,559

Travel Services -- 0.6%
8,000	Pegasus Solutions, Inc.	80,240

		11,086,970

Total Common Stocks (Cost $11,902,176)		12,194,800

Cash Equivalent -- 11.3%
1,514,672	Huntington Money Market Fund, Interfund Class*	1,514,672

Total Cash Equivalent (Cost $1,514,672)		1,514,672

Total (Cost $13,416,848) (a)		$13,709,472

See Notes to Portfolio of Investments, page 66.

Huntington Mortgage Securities Fund

December 31, 2002

Par Value		Value
U.S. Government Agencies and Mortgage Backed Agencies -- 81.1%
Federal Home Loan Bank -- 3.3%
$1,500,000	5.250%, 8/15/06	$1,635,270

Federal Home Loan Mortgage Corporation -- 26.4%
10,503	Pool # 380059, 9.500%, 10/1/04	10,963
564,129	Pool # C00512, 7.000%, 4/1/27	594,833
U.S. Government Agencies and Mortgage Backed Agencies -- (Continued)
Federal Home Loan Mortgage Corporation -- (Continued)
$561,447	Pool # C80391, 7.000%, 3/1/26	$593,668
1,241,613	Pool # C90237, 6.500%, 11/1/18	1,307,614
272,179	Pool # D66491, 6.500%, 12/1/25	284,895
575,279	Pool # D69575, 7.500%, 3/1/26	615,811
U.S. Government Agencies and Mortgage Backed Agencies -- (Continued)
Federal Home Loan Mortgage Corporation -- (Continued)
$692,794	Pool # E00956, 6.000%, 3/1/16	$725,561
1,169,967	REMIC Series 2230, Class PN, 7.000%, 3/15/29	1,196,976
2,000,000	REMIC Series 2334, Class GA, 6.000%, 12/15/24	2,059,126
1,000,000	REMIC Series 2399, Class EC, 5.500%, 1/15/09	1,030,801
539,940	REMIC Series 2448, Class CM, 5.750%, 12/15/12	542,712
2,000,000	REMIC Series 2481, Class PE, 6.000%, 4/15/31	2,093,674
1,936,245	REMIC Series 2518, Class A, 5.000%, 12/15/14	1,927,013

		12,983,647

Federal National Mortgage Association -- 32.7%
641,134	Pool # 250551, 7.000%, 5/1/26	677,396
851,855	Pool # 254296, 6.500%, 4/1/22	894,012
1,948,398	Pool # 254486, 5.000%, 9/1/17	2,001,109
229,628	Pool # 377783, 6.500%, 4/1/12	244,812
492,884	Pool # 397835, 6.500%, 9/1/12	522,633
1,265,428	Pool # 602879, 6.000%, 11/1/31	1,310,377
588,393	Pool # E65142, 6.500%, 7/1/11	624,628
1,500,000	REMIC Series 1993-163, Class PY, 6.750%, 3/25/22	1,547,354
531,981	REMIC Series 1998-44, Class TE, 6.250%, 4/18/21	534,635
1,463,969	REMIC Series 1998-M, Class A2, 6.250%, 1/25/08	1,586,157
1,242,708	REMIC Series 2001-60, Class GR, 6.000%, 4/25/30	1,308,568
2,000,000	REMIC Series 2002-47, Class YA, 5.500%, 2/25/15	2,106,074
945,765	REMIC Series 2002-74, Class YA, 5.000%, 11/25/17	968,127
1,746,725	REMIC Series 2002-83, Class JG, 5.000%, 12/25/17	1,740,172

		16,066,054

Government National Mortgage Association -- 18.7%
407,473	Pool # 316151, 7.500%, 4/15/22	438,132
10,950	Pool # 328651, 8.500%, 5/15/07	11,929
3,284,215	Pool # 564759, 7.000%, 8/15/31	3,482,616
1,992,189	Pool # 663808, 5.000%, 11/1/17	2,046,085
479,943	REMIC Series 1999-24, Class PD, 6.500%, 5/20/26	485,448
1,000,000	REMIC Series 2002-13, Class KB, 6.000%, 8/16/29	1,046,907
1,615,000	REMIC Series 2002-13, Class KC, 6.000%, 7/16/30	1,703,461

		9,214,578

Total U.S. Government Agencies and Mortgage Backed Agencies (Cost $38,809,917)		39,899,549

Shares		Value
Common Stocks -- 16.3%
Real Estate Investment Trusts -- 16.3%
11,000	Alexandria Real Estate Equities, Inc.	$468,600
9,000	Boston Properties, Inc.	331,740
15,000	Brandywine Realty Trust	327,150
7,500	Camden Property Trust	247,500
7,500	CBL & Associates Properties, Inc.	300,375
7,500	Centerpoint Properties Corp.	428,625
2,000	Chateau Communties, Inc.	46,000
15,000	Developers Diversified Realty Corp.	329,850
3,000	Duke Realty Corp.	76,350
2,000	EastGroup Properties, Inc.	51,000
12,500	Equity Office Properties Trust	312,250
10,000	Equity Residential Properties Trust	245,800
2,500	Gables Residential Trust	62,325
2,500	General Growth Properties	130,000
1,000	Getty Realty Corp.	18,950
2,500	Health Care Property Investors, Inc.	95,750
10,000	Healthcare Realty Trust, Inc.	292,500
5,000	Heritage Property Investment	124,850
4,500	Hospitality Properties Trust	158,400
2,500	JDN Realty Corp.	27,375
5,000	Keystone Property Trust	84,850
8,000	Kimco Realty Corp.	245,120
5,000	Koger Equity, Inc.	78,000
2,500	Kramont Realty Trust	36,625
12,500	Mack-Cali Realty Corp.	378,750
5,000	Manufactured Home Communities, Inc.	148,150
5,000	Mid Atlantic Realty Trust	87,000
12,500	Mills Corp.	366,750
2,500	New Plan Excel Realty Trust	47,725
5,000	Parkway Properties, Inc.	175,400
6,000	Pennsylvania Real Estate Investment Trust	156,000
3,000	Prologis Trust	75,450
5,000	Public Storage, Inc.	161,550
2,500	Reckson Associates Realty Corp.	52,625
2,500	Regency Centers Corp.	81,000
2,500	Rouse Co.	79,250
5,000	Shurgard Storage Centers Inc., Class A	156,700
10,000	Simon Property Group, Inc.	340,700
9,000	SL Green Realty Corp.	284,400
1,000	Sun Communities, Inc.	36,570
2,000	United Dominion Realty Trust	32,720
14,000	Ventas, Inc.	160,300
5,000	Vornado Realty Trust	186,000
5,000	Washington Real Estate Inv	127,500
10,250	Weingarten Realty Investors	377,815

Total Common Stocks (Cost $7,598,673)		8,032,340

Cash Equivalent -- 2.1%
1,012,932	Huntington Money Market Fund, Interfund Class*	1,012,932

Total Cash Equivalent (Cost $1,012,932)		1,012,932

Total (Cost $47,421,522) (a)		$48,944,821

See Notes to Portfolio of Investments, page 66.

Huntington Ohio Tax-Free Fund

December 31, 2002

Par Value		Value
Municipal Bonds -- 99.5%
Ohio -- 98.4%
$750,000	Akron, OH, G.O., 6.500%, 11/1/14	$929,850

500,000	Akron, OH, G.O., Series A, 5.300%, 12/1/11	541,455

300,000	Aurora, OH, City School District, G.O., (LOC-FGIC), 5.500%, 12/1/07	333,858

375,000	Avon Lake, OH, Water System, Revenue, Series A, (LOC-AMBAC), 5.500%, 10/1/15	415,301

500,000	Butler County, OH, G.O., (AMBAC Ins), 5.000%, 12/1/12	536,395

1,020,000	Canton, OH, School District, G.O., (MBIA Ins), 5.350%, 12/1/15	1,117,716

500,000	Chagrin Falls, OH, Exempt Village School District, Series 2, 5.10%, 12/1/10	544,765

150,000	Cincinnati, OH, Water System Revenue, 5.500%, 12/1/12	170,898

155,000	Clark County, OH, G.O., 3.000%, 12/1/05	160,637

135,000	Clark County, OH, G.O., 3.000%, 12/1/06	139,733

105,000	Clark County, OH, G.O., 3.250%, 12/1/07	107,784

100,000	Clark County, OH, G.O., 6.000%, 12/1/15	115,910

180,000	Cleveland, OH, Public Power System Revenue, 5.250%, 11/15/16	192,188

250,000	Cleveland, OH, 5.500%, 8/1/05	273,715

1,000,000	Cleveland, OH, Waterworks Refunding Revenue, Series I, (FSA Ins), 5.250%, 1/1/12	1,087,550

700,000	Cleveland, OH, Waterworks, Refunding Revenue, Series I, (FSA Ins), 5.250%, 1/1/13	764,309

1,250,000	Cleveland, OH, Waterworks Refunding Revenue, Series I, (FSA Ins), 5.000%, 1/1/16	1,322,838

400,000	Columbus, OH, G.O., (Westdeutsche Landesbank Ins), 1.450%, 12/1/17**	400,000

300,000	Columbus, OH, G.O., Series D, 5.250%, 9/15/11	313,494

600,000	Columbus, OH, Police/Fireman Disability, G.O., 5.000%, 7/15/13	649,368

2,000,000	Columbus, OH, Refunding Revenue, Series D, 5.000%, 6/15/12	2,196,060

107,200	Columbus, OH, Special Assessment, 5.700%, 7/15/06	111,281

500,000	Cuyahoga County, OH, G.O., 5.200%, 11/15/09	543,990

500,000	Cuyahoga County, OH, G.O., Hospital Revenue, Walker Center, Series I, 5.250%, 1/1/13	547,100

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$200,000	Cuyahoga Falls, OH, G.O., (MBIA Ins), 5.400%, 12/1/06	$223,098

500,000	Dayton, OH, G.O., (MBIA Ins), 5.000%, 12/1/12	542,280

250,000	Dover, OH, Municipal Electric System, (FGIC Ins), 5.500%, 12/1/07	275,790

500,000	Euclid, OH, G.O., 5.300%, 12/1/07	551,235

500,000	Euclid, OH, G.O., 5.450%, 12/1/08	553,325

500,000	Euclid, OH, G.O., 5.000%, 12/1/12	545,635

205,000	Fairlawn, OH, G.O., 5.750%, 12/1/13	215,943

500,000	Findlay, OH, G.O., 5.500%, 7/1/08	555,740

250,000	Findlay, OH, G.O., Sewer, 5.200%, 7/1/06	259,025

300,000	Franklin County, OH, G.O., 5.050%, 12/1/05	315,234

75,000	Franklin County, OH, G.O., 5.250%, 12/1/07	78,942

500,000	Franklin County, OH, Hospital Facility Authority Refunding Revenue, 5.800%, 11/1/10	545,505

305,000	Franklin, OH, G.O., 6.000%, 9/1/06	331,471

500,000	Gahanna, OH, G.O., 5.550%, 6/1/05	537,865

250,000	Grandview Heights, OH, G.O., 7.100%, 12/1/06	258,070

250,000	Grandview Heights, OH, G.O., City School District, 5.400%, 12/1/05	276,538

300,000	Greene County, OH, Water Systems Revenue, Series A, (FGIC Ins), 5.750%, 12/1/09	344,682

500,000	Hamilton County, OH, G.O., 5.100%, 12/1/11	524,445

1,795,000	Hamilton County, OH, G.O., 5.250%, 12/1/15	1,948,238

315,000	Hancock County, OH, Refunding & Improvement Revenue, G.O., 5.200%, 12/1/08	341,318

170,000	Hilliard, OH, G.O., 5.350%, 12/1/06	187,787

180,000	Hilliard, OH, G.O., 5.500%, 12/1/07	197,764

250,000	Hudson City, OH, G.O., 5.000%, 12/1/14	271,495

250,000	Kent State University, OH, Revenue, 5.000%, 5/1/05	269,510

500,000	Kent State University, OH, Revenue, (MBIA Ins), 5.300%, 5/1/10	555,305

255,000	Lakewood, OH, City School District, G.O., 5.050%, 12/1/05	267,355

310,000	Lakewood, OH, City School District, G.O., (FGIC Ins), 4.900%, 12/1/15	335,200

130,000	Lakewood, OH, Hospital Improvement Authority, Refunding Revenue, Series 1, (MBIA Ins), 5.000%, 2/15/14	130,320

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$200,000	Lakota, OH, Local School District Revenue, 7.000%, 12/1/08	$244,422

500,000	Lorain County, OH, Revenue, Series B, Catholic Healthcare Partners, 6.000%, 9/1/08	574,875

50,000	Lucas County, OH, Hospital Revenue, 5.250%, 8/15/12	52,031

205,000	Lucas County, OH, G.O., Juvenile Justice, (FGIC Ins), 5.750%, 11/15/11	229,442

410,000	Mahoning County, OH, Hospital Facilities Revenue, 4.300%, 11/15/04	431,730

500,000	Mahoning County, OH, Sewer Systems, Refunding Revenue, (AMBAC Ins), 5.200%, 12/1/14	547,600

100,000	Manfield, OH, City School District, G.O., (MBIA Ins), 5.350%, 12/1/14	109,589

500,000	Mason, OH, City School District, G.O. 5.150%, 12/1/12	554,795

400,000	Massillon, OH, G.O., 6.625%, 12/1/15	455,664

250,000	Miami County, OH, G.O., 4.875%, 12/1/10	271,390

500,000	Miami University, OH, General Receipt Revenue, 5.400%, 12/1/05	528,170

200,000	Middleburg Heights, OH, Hospital Revenue, 5.625%, 8/15/15	221,690

250,000	Montgomery County, OH, G.O., 5.300%, 12/1/06	280,020

100,000	Montgomery County, OH, G.O., 5.500%, 12/1/11	112,829

500,000	Montgomery County, OH, G.O., 5.400%, 12/1/11	554,145

270,000	Montgomery, OH, G.O., 5.600%, 12/1/05	270,986

285,000	Montgomery, OH, G.O., 5.750%, 12/1/06	286,072

100,000	Muskingum County, OH, Hospital Facilities Revenue, 5.400%, 12/1/16	107,324

250,000	Muskingum County, OH, Refunding & Improvement Revenue, Bethesda Care System, (LOC-Connie Lee), 5.350%, 12/1/07	281,870

100,000	North Olmsted, OH, Public Improvements Revenue, G.O., 5.500%, 12/1/12	112,912

100,000	North Olmsted, OH, Refunding Revenue, G.O., 5.250%, 12/1/11	111,643

100,000	North Olmsted, OH, Sewer Improvement Revenue, G.O., 5.000%, 12/1/16	105,748

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$300,000	Northeast, OH, Regional Sewer District Revenue, 5.500%, 11/15/12	$330,090

235,000	Norwalk, OH, G.O., 5.550%, 4/1/09	260,852

250,000	Norwalk, OH, G.O., 5.600%, 4/1/10	277,888

400,000	Ohio State, G.O., 5.250%, 8/1/12	441,780

685,000	Ohio State, G.O., 3.980%, 9/15/12	705,940

70,000	Ohio State Building Authority Revenue, Series A, 5.200%, 10/1/09	77,943

300,000	Ohio State Building Authority Revenue, Series A, 5.375%, 10/1/11	330,720

810,000	Ohio State Natural Resources Capital Facilities Revenue, 4.800%, 4/1/10	864,019

100,000	Ohio State Building Authority Revenue, 5.500%, 10/1/09	114,687

100,000	Ohio State Building Authority State Facilities Revenue, Adult Correctional, Series A, 5.500%, 10/1/13	111,359

420,000	Ohio State Building Authority Revenue, Series A, 5.375%, 10/1/12	468,329

1,020,000	Ohio State Building Authority Revenue, Series A, 5.375%, 10/1/14	1,113,401

200,000	Ohio State Higher Education Facilities Revenue, Series B, 5.625%, 5/1/15	224,500

250,000	Ohio State Higher Education Facility Revenue, John Carroll University Project, 5.350%, 10/1/05	262,265

600,000	Ohio State Higher Education Facility Refunding Revenue, Oberlin College, 5.250%, 10/1/14	676,722

445,000	Ohio State Higher Education Facility Revenue, Denison University Project, 5.400%, 11/1/11	486,042

260,000	Ohio State Public Facilities Commission Refunding Revenue, 4.500%, 6/1/05	277,956

100,000	Ohio State Public Facilities Commission Revenue, Mental Health, (MBIA Ins), 4.500%, 12/1/06	108,074

1,975,000	Ohio State Public Facilities Commission Refunding Revenue, Series II-A, (LOC-MBIA), 5.000%, 12/1/11	2,115,915

500,000	Ohio State Turnpike Commission, Revenue, Series A, 5.350%, 2/15/09	532,640

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$100,000	Ohio State University General Receipts Revenue, Series A, 5.125%, 12/1/11	$110,872

500,000	Ohio State University General Receipts Revenue, Series A, 5.750%, 12/1/09	511,865

900,000	Ohio State Water Development Authority Pollution Control Facilities Revenue, (MBIA Ins), 5.000%, 12/1/14	959,220

1,000,000	Ohio State Water Development Authority Pollution Control Facilities Revenue, (MBIA Ins), 5.000%, 6/1/15	1,062,090

95,000	Ohio State Water Development Authority Revenue, (MBIA Ins), 5.750%, 12/1/05	97,254

170,000	Ohio State Water Development Authority Revenue, (AMBAC Ins), 6.00%, 12/1/08 6.000%, 12/1/08	174,083

350,000	Ohio State, G.O., 5.900%, 8/1/06	391,419

50,000	Ohio University General Receipts, G.O., 5.000%, 12/1/13	51,943

300,000	Pickerington, OH, Local School District, G.O., 3.750%, 12/1/07	318,534

250,000	Pickerington, OH, Local School District, G.O., (AMBAC Ins), 5.550%, 12/1/07	263,693

500,000	Rocky River, OH, City School District, G.O., 5.150%, 12/1/08	564,045

500,000	Solon, OH, G.O., 5.250%, 12/1/07	546,450

55,000	Strongsville, OH, G.O., 6.700%, 12/1/07	64,310

445,000	Strongsville, OH, G.O., 6.700%, 12/1/11	531,557

250,000	Summit County, OH, G.O., (MBIA Ins), 5.650%, 12/1/07	263,918

335,000	Swanton, OH, Local School District, School Improvement, G.O., (FGIC Ins), 4.900%, 12/1/15	360,159

500,000	Teays Valley, OH, Local School District, School Facilities Construction & Improvement, G.O., (FGIC Ins), 5.150%, 12/1/14	542,220

115,000	Toledo, OH, Sewer System Revenue, 5.250%, 11/15/13	127,350

500,000	Troy, OH, Capital Facilities, G.O., 6.250%, 12/1/11	582,600

350,000	Trumbull County, OH, G.O., 5.125%, 12/1/13	392,140

550,000	Twinsburg, OH, Local School District, G.O., (FGIC Ins), 5.400%, 12/1/09	616,077

Par Value or Shares		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$500,000	University of Cincinnati, OH COP, University Center Project, 5.100%, 6/1/11	$557,935

250,000	University of Cincinnati, OH, General Receipts Revenue, Series V, 5.250%, 6/1/08	270,793

265,000	University of Cincinnati, OH, General Receipts Revenue, Series V, 5.350%, 6/1/09	286,290

250,000	University of Cincinnati, OH, General Receipts Revenue, Series R9, 5.600%, 6/1/09	253,850

500,000	Vandalia, OH, Various Purpose Improvement Revenue, G.O., 5.450%, 12/1/10	549,040

555,000	Wadsworth, OH, City School District, FGIC Ins, 0.000%, 12/1/07	484,043

175,000	Warren County, OH, Sewer Improvement, P&G Co./Lower Miami, G.O., 5.250%, 12/1/08	190,895

185,000	Warren County, OH, Sewer Improvement, P&G Co./Lower Miami, G.O., 5.350%, 12/1/09	202,484

400,000	Warren County, OH, Water Improvement, The P&G Project, G.O., 5.250%, 12/1/07	436,920

100,000	West Clermont, OH, Local Schools, G.O., (AMBAC Ins), 6.900%, 12/1/12	116,757

500,000	Westlake, OH, City School District, Series A, G.O., 5.500%, 12/1/10	556,645

500,000	Westlake, OH, Refunding and Improvement, G.O., 5.350%, 12/1/10	560,050

250,000	Wright State University, OH, General Receipts Revenue, (AMBAC Ins), 5.000%, 5/1/06	257,533

100,000	Youngstown, OH, G.O., (MBIA Ins), 6.125%, 12/1/14	109,906

		54,546,319

Puerto Rico -- 1.1%
500,000	Commonwealth of Puerto Rico, G.O., (MBIA Ins), 6.500%, 7/1/11	612,800

Total Municipal Bonds (Cost $51,988,123)		55,159,119

Cash Equivalent -- 0.0%
17,874	Merrill Lynch Institutional Tax Exempt Fund	17,874

Total Cash Equivalent (Cost $17,874)		17,874

Total (Cost $52,005,997) (a)		$55,176,993

See Notes to Portfolio of Investments, page 66.

Huntington Michigan Tax-Free Fund

December 31, 2002

Par Value		Value
Municipal Bonds -- 98.8%
Michigan -- 98.8%
$295,000	Atherton, MI, Community School District, 6.000%, 5/1/09	$345,032

150,000	Bay City, MI, G.O., (AMBAC Ins), 5.200%, 9/1/12	152,759

250,000	Bedford, MI, G.O., (FSA Ins), Public School District, 4.650%, 5/1/12	262,035

100,000	Burton, MI, Water Supply & Sewer, 5.000%, 12/1/08	111,708

500,000	Cadillac, MI, Area Public Schools, (FGIC Ins), 5.375%, 5/1/10	543,500

800,000	Caledonia, MI, Community Schools, 5.250%, 5/1/15	862,919

300,000	Coopersville, MI, Public Schools, (MBIA Ins), 4.875%, 5/1/15	313,797

200,000	Detroit, MI, City School District, (FGIC Ins) 5.000%, 5/1/09	222,856

300,000	Detroit, MI, G.O., (MBIA Ins), 5.500%, 4/1/06	334,833

300,000	Detroit, MI, G.O., (FGIC Ins), School District, 5.375%, 5/1/15	325,302

100,000	Detroit, MI, Sewer Disposal Revenue, (MBIA Ins), 5.250%, 7/1/09	107,780

630,000	Detroit, MI, G.O., 5.375%, 4/1/13	704,339

100,000	Ferndale, MI, G.O., (FGIC Ins), 6.000%, 5/1/08	116,067

500,000	Ferndale, MI, G.O., (FGIC Ins), 5.250%, 4/1/16	532,985

250,000	Ferris State University, (FGIC Ins), 5.150%, 10/1/09	270,365

115,000	Ferris State University, (FGIC Ins), 4.850%, 10/1/15	121,486

250,000	Forest Hills, MI, Public Schools, 5.000%, 5/1/13	276,213

250,000	Forest Hills, MI, Public Schools, 5.250%, 5/1/13	273,483

500,000	Fowlerville, MI, Community Schools, (MBIA Ins), 5.350%, 5/1/10	565,425

200,000	Genesee County, MI, Building Authority, (AMBAC Inst), 5.100% 5/1/14	212,606

500,000	Gibraltar, MI, School District, (MBIA Ins), 5.000%, 5/1/08	555,720

200,000	Godwin Heights, MI, G.O., Public Schools, 5.600%, 5/1/14	221,340

545,000	Grand Rapids, MI, Downtown Development Authority, (MBIA Ins), 6.600%, 6/1/08	591,374

490,000	Greenville, MI, Public Schools, (FSA Ins), 4.900%, 5/1/13	516,068

500,000	Grosse Isle Township, MI, School District, (FGIC Ins), 5.600%, 5/1/07 @ 100	570,554

655,000	Holland, MI, Water Supply System, 5.250%, 7/1/12	702,311

Municipal Bonds -- (Continued)
Michigan -- (Continued)
$200,000	Huron Valley, MI, G.O., School District, 5.500%, 5/1/17	$218,582

50,000	Kalamazoo, MI, Building Authority, 4.400%, 10/1/10	52,735

450,000	Kelloggsville, MI, Public Schools, (FGIC Ins), 5.000%, 5/1/13	480,569

260,000	Kent County, MI, G.O., Building Authority, 4.800%, 6/1/16	273,060

100,000	Kent County, MI, G.O., Building Authority, 5.000%, 11/1/09	108,130

250,000	Kent County, MI, G.O., Building Authority, 5.000%, 6/1/14	264,835

500,000	Lake Shore, MI, Public Schools, (FSA Ins), 5.400%, 5/1/12	547,630

500,000	Lakeview, MI, Public School District, 5.000%, 5/1/15	532,250

250,000	Lansing, MI, Board of Water & Light, 5.000%, 7/1/15	265,390

110,000	Mancelona, MI, Public Schools, (FGIC Ins), 5.200%, 5/1/12	117,875

125,000	Mattawan, MI, Consolidated School District, 4.850%, 5/1/05	134,389

300,000	Michigan Comprehensive Transit, 5.250%, 8/1/12	322,314

45,000	Michigan Municipal Building Authority, 5.250%, 10/1/07	50,716

75,000	Michigan Municipal Building Authority, 6.000%, 10/1/07	87,032

250,000	Michigan Municipal Building Authority, 5.875%, 10/1/17	296,315

250,000	Michigan State Building Authority, 5.000%, 10/15/07	278,600

250,000	Michigan State Building Authority, 5.100%, 10/1/08	278,687

50,000	Michigan State Building Authority, 5.200%, 10/1/09	55,556

80,000	Michigan State Building Authority, 5.000%, 10/15/14	84,973

500,000	Michigan State Building Authority, 5.125%, 10/15/15	533,355

250,000	Michigan State Underground Storage Tank Financial Assurance Authority, (AMBAC Ins) 5.500%, 5/1/09	276,040

420,000	Michigan State Building Authority, 5.000%, 10/15/12	451,261

660,000	Michigan State Hospital Financing Authority, (AMBAC Ins), 6.000%, 1/1/09	702,787

10,000	Michigan State Hospital Financing Authority, (AMBAC Ins), 5.750%, 5/15/16	10,309

50,000	Muskegon, MI, G.O., (MBIA Ins), 4.000%, 6/1/06	53,392

Municipal Bonds -- (Continued)
Michigan -- (Continued)
$350,000	North Branch, MI, G.O., Area Schools, 5.250%, 5/1/13	$357,935

50,000	Oakland County, MI, 4.950%, 10/1/09	53,456

50,000	Oceola Township, MI, G.O., 3.000%, 5/1/08	50,255

500,000	Paw Paw, MI, Public School District, G.O., (FGIC Ins), 6.500%, 5/1/09	598,450

100,000	Petoskey, MI, Public School District, 5.350%, 5/1/07	103,121

640,000	Saginaw Valley St University, (AMBAC Ins), 5.000%, 7/1/12	694,970

230,000	Saranac, MI, Community School District, 5.700%, 5/1/07	237,470

500,000	St. Joseph, MI, Hospital Financing Authority, (AMBAC Ins), 5.125%, 1/1/09	524,025

120,000	Traverse City, MI, Area Public Schools, (FGIC Ins), 7.250%, 5/1/07	143,317

400,000	Troy, MI, Downtown Development Authority, (LOC-Radian), 6.100%, 11/1/05 @ 102	451,816

275,000	Unionville-Sebewaing, MI, Area School District, 5.000%, 5/1/07	305,250

500,000	University of Michigan, 5.800%, 4/1/10	514,835

Par Value or Shares		Value
Municipal Bonds -- (Continued)
Michigan -- (Continued)
$300,000	University of Michigan, 5.250%, 12/1/10	$323,364

500,000	Van Buren County, MI, G.O., (AMBAC Ins), 5.000%, 5/1/16	528,760

150,000	Wayne County, MI, G.O., 5.200%, 10/1/12	165,957

500,000	Wayne State University, (FGIC Ins), 4.750%, 11/15/08	551,420

110,000	West Branch Rose City, MI, G.O., Area School District, 5.375%, 5/1/07	123,787

500,000	West Ottawa, MI, Public School District, (FGIC Ins), 5.400%, 5/1/09	552,325

300,000	Whiteford, MI, Agricultural School District, 5.000%, 5/1/15	319,131

100,000	Whittemore Prescott, MI, G.O., Area School District, 5.200%, 5/1/09	110,939

200,000	Ypsilanti, MI, G.O., (FGIC Ins), 4.750%, 10/1/15	209,364

Total Municipal Bonds (Cost $21,988,424)		23,209,586

Cash Equivalent -- 0.4%

84,298	Merrill Lynch Tax Free Institutional Money Market	84,298

Total Cash Equivalent (Cost $84,298)		84,298

Total (Cost $22,072,722) (a)		$23,293,884

See Notes to Portfolio of Investments, page 66.

Huntington Fixed Income Securities Fund

December 31, 2002

Par Value		Value
Corporate Bonds -- 61.1%
Aerospace & Defense -- 0.7%
$1,000,000	Goodrich (B.F.) Corp., 6.450%, 4/15/08	$1,015,477

Auto/Truck Parts & Equipment -- 0.7%
1,000,000	Carlisle Cos., Inc., 7.250%, 1/15/07	1,099,041

Banks -- 2.2%
1,000,000	Bank America, 5.875%, 2/15/09	1,097,311
1,000,000	First Tennessee Bank, 6.400%, 4/1/08	1,100,865
1,000,000	KeyCorp, 6.750%, 3/15/06	1,098,864

		3,297,040

Building & Construction -- 1.1%
1,500,000	Hanson PLC, 7.875%, 9/27/10	1,703,789

Business Services -- 0.7%
1,000,000	Reynolds & Reynolds, 7.000%, 12/15/06	1,098,929

Computers -- 0.7%
1,000,000	Sun Microsystems, Inc., 7.650%, 8/15/09	1,076,384

Corporate Bonds -- (Continued)
Diversified Financial Services -- 6.4%
$2,000,000	American General Finance, 6.100%, 5/22/06	$2,163,578
1,000,000	Bear Stearns Co., 6.625%, 1/15/04	1,045,447
3,000,000	Lehman Brothers Holdings, 7.500%, 9/1/06	3,395,396
1,000,000	MBNA America Bank N.A., 6.500%, 6/20/06	1,058,073
1,000,000	MBNA Corp., 6.875%, 6/1/05	1,057,422
1,000,000	McDonnell Douglas Finance, 7.020%, 10/1/03	1,028,641

		9,748,557

Diversified Manufacturing -- 2.0%
1,000,000	Norsk Hydro AS, 6.700%, 1/15/18	1,080,217
2,000,000	Tyco International Group SA, 4.950%, 8/1/03	1,970,000

		3,050,217

Diversified Telecommunications -- 2.1%
1,000,000	Alltel Ohio LP, 8.000%, 8/15/10	1,201,944
1,000,000	AT&T Corp., 8.500%, 11/15/31	1,102,233
900,000	GTE Corp., 9.100%, 6/1/03	922,698

		3,226,875

Corporate Bonds -- (Continued)
Electrical Services -- 8.0%
$1,000,000	Atlantic City Electric, 6.750%, 5/12/08	$1,118,014
1,000,000	Cincinnati Gas & Electric Co., 6.400%, 4/1/08	1,094,605
1,000,000	CLECO Corp., 6.520%, 5/15/09	1,079,418
1,000,000	Constellation Energy Group, 7.600%, 4/1/32	1,022,108
1,000,000	Cooper Industries Ltd., 5.250%, 7/1/07	1,043,352
1,000,000	Firstenergy Corp., 6.450%, 11/15/11	994,843
1,000,000	Hydro Quebec, 9.750%, 1/15/18	1,006,264
1,300,000	Jersey Central Power & Light, 7.125%, 10/1/04	1,306,474
1,000,000	Minnesota Power & Light, 7.750%, 6/1/07	1,014,856
2,000,000	PSE&G Power LLC, 8.625%, 4/15/31	2,153,517

		11,833,451

Electronic Components -- 1.4%
1,000,000	Motorola, Inc., 7.500%, 5/15/25	907,500
1,000,000	Philips Electronics NV, 8.375%, 9/15/06	1,147,419

		2,054,919

Electronic Equipment & Instruments -- 2.5%
1,000,000	Johnson Controls, Inc., 6.300%, 2/1/08	1,109,059
1,000,000	Parker - Hannifin Corp., 5.650%, 9/15/03	1,028,636
1,000,000	Thermo Electron Corp., 7.625%, 10/30/08	1,142,464
500,000	Watts Industries, 8.375%, 12/1/03	527,989

		3,808,148

Finance - Consumer Loans -- 5.4%
2,000,000	Capital One Bank, 6.500%, 7/30/04	1,955,984
1,000,000	Ford Motor Credit Co., 7.750%, 3/15/05	1,026,726
1,000,000	Ford Motor Credit Co., 7.600%, 8/1/05	1,021,045
1,000,000	Ford Motor Credit Co., 7.375%, 2/1/11	972,390
1,000,000	General Motors Acceptance Corp., 6.750%, 11/4/04	1,040,553
1,000,000	General Motors Acceptance Corp., 6.875%, 9/15/11	997,260
1,000,000	Household Financial Corp., 5.750%, 1/30/07	1,046,615

		8,060,573

Food - Miscellaneous/Diversified -- 2.0%
750,000	Diageo PLC, 7.125%, 9/15/04	813,975
2,000,000	Safeway, Inc., 7.250%, 9/15/04	2,152,516

		2,966,491

Hotels, Restaurants & Leisure -- 0.7%
1,000,000	Carnival Corp., 6.150%, 10/1/03	1,022,560

Household Durables -- 0.7%
1,000,000	Black & Decker, 7.500%, 4/1/03	1,012,274

Corporate Bonds -- (Continued)
Insurance -- 2.9%
$815,000	Ace Ina Holdings, 8.200%, 8/15/04	$880,577
1,000,000	Anthem Insurance, 9.125%, 4/1/10 (d)	1,200,300
1,000,000	Everest Reinsurance Holdings Co., 8.750%, 3/15/10	1,148,760
1,000,000	Lincoln National Corp., 7.250%, 5/15/05	1,088,068

		4,317,705

Multimedia -- 2.1%
1,000,000	AOL Time Warner, Inc., 7.750%, 6/15/05	1,065,460
1,000,000	AOL Time Warner, Inc., 7.625%, 4/15/31	1,027,784
1,000,000	E.W. Scripps Co., 6.625%, 10/15/07	1,130,150

		3,223,394

Paper & Forest Products -- 1.6%
250,000	Weyerhaeuser Co., 9.050%, 2/1/03	250,850
2,000,000	Weyerhaeuser Co., 5.500%, 3/15/05, A2/A/A2	2,093,640

		2,344,490

Petroleum & Petroleum Products -- 4.0%
2,500,000	Enterprise Products, 7.500%, 2/1/11	2,698,820
1,000,000	Kinder Morgan Energy Partners, 6.800%, 3/1/08	1,093,525
2,000,000	Kinder Morgan Energy Partners, 7.400%, 3/15/31	2,165,334

		5,957,679

Printing & Publishing -- 1.0%
1,200,000	Knight-Ridder, Inc., 9.875%, 4/15/09	1,533,888

Railroads -- 1.4%
1,000,000	Atchison Topeka & Santa Fe Railroad, 6.550%, 7/1/06	1,101,026
1,000,000	Canadian National Railway, 7.000%, 3/15/04	1,053,091

		2,154,117

Real Estate Investment Trusts -- 5.3%
1,045,000	Avalon Properties, 6.875%, 12/15/07	1,154,614
2,000,000	Camden Property Trust, 7.172%, 6/21/04	2,108,360
1,500,000	Duke Realty LP, 7.300%, 6/30/03	1,535,541
1,500,000	Gables Realty, 5.750%, 7/15/07	1,528,257
500,000	Kimco Realty Corp., 6.500%, 10/1/03	516,640
1,000,000	Weingarten Realty Investment, 7.350%, 7/20/09	1,147,799

		7,991,211

Retail -- 1.8%
2,500,000	Tandy Corp., 6.950%, 9/1/07	2,756,560

Security Brokers & Dealers -- 1.4%
2,000,000	Bear Stearns Inc., 5.700%, 11/15/14	2,045,682

Corporate Bonds -- (Continued)
Telephone Communication -- 0.8%
$1,000,000	Century Tel, Inc., 7.875%, 8/15/12	$1,183,572

Woven Carpets & Rugs -- 1.5%
2,000,000	Mohawk Industries, Inc., 7.200%, 4/15/12	2,247,300

Total Corporate Bonds (Cost $86,876,426)		91,830,323

U.S. Treasury Obligations -- 14.9%
U.S. Treasury Bonds -- 7.3%
1,000,000	8.125%, 8/15/19	1,392,891
1,000,000	8.750%, 8/15/20	1,476,562
2,000,000	6.875%, 8/15/25	2,529,610
3,250,000	6.750%, 8/15/26	4,066,182
1,500,000	5.250%, 11/15/28	1,566,738

		11,031,983

U.S. Treasury Notes -- 7.6%
5,000,000	5.500%, 5/31/03	5,087,305
1,000,000	3.000%, 11/15/07	1,012,031
4,500,000	6.125%, 8/15/29	5,282,928

		11,382,264

Total U.S. Treasury Obligations (Cost $20,433,540)		22,414,247

U.S. Government Agencies -- 18.7%
Federal Home Loan Mortgage Corporation -- 7.2%
5,000,000	2.600%, 4/29/05	5,038,070
2,000,000	4.125%, 6/27/05	2,022,390
3,493,729	6.500%, 8/1/16	3,693,785

		10,754,245

Par Value or Shares		Value
U.S. Government Agencies -- (Continued)
Federal National Mortgage Association -- 11.5%
$500,000	1.700%, 1/22/03	$499,670
2,000,000	3.250%, 1/23/04	2,002,178
1,000,000	3.000%, 11/1/05	1,012,960
3,000,000	3.000%, 6/30/06	3,011,250
2,666,307	6.000%, 8/1/17	2,790,100
3,000,000	6.625%, 11/15/30	3,519,474
4,000,000	6.210%, 8/6/38	4,502,771

		17,338,403

Total U.S. Government Agencies (Cost $26,784,502)		28,092,648

U.S. Government Mortgage Backed Agencies -- 1.9%
Government National Mortgage Association -- 1.9%
756,538	Pool #345128, 6.500%, 1/15/24	800,282
302,561	Pool #352982, 7.500%, 5/15/24	324,738
172,122	Pool #363175, 7.000%, 11/15/08	184,929
183,763	Pool #363194, 7.000%, 1/15/09	197,505
512,565	Pool #372962, 7.000%, 3/15/24	546,909
176,869	Pool #373015, 8.000%, 6/15/24	193,261
544,725	Pool #383488, 7.000%, 2/15/09	585,459
78,855	Pool #391615, 8.500%, 9/15/24	86,630

Total U.S. Government Mortgage Backed Agencies (Cost $2,778,700)		2,919,713

Cash Equivalent -- 2.3%

3,502,393	Huntington Money Market Fund, Interfund Class*	3,502,393

Total Cash Equivalent (Cost $3,502,393)		3,502,393

Total (Cost $140,375,561) (a)		$148,759,324

See Notes to Portfolio of Investments, page 66.

Huntington Intermediate Government Income Fund

December 31, 2002

Par Value		Value
U.S. Government Agencies -- 55.6%
Federal Farm Credit Bank -- 1.3%
$1,000,000	5.750%, 1/18/11	$1,110,271

Federal Home Loan Bank -- 13.2%
1,250,000	5.375%, 2/15/07	1,370,783
2,000,000	4.250%, 10/7/08	2,024,836
2,000,000	5.985%, 4/9/09	2,273,326
2,000,000	6.625%, 11/15/10	2,343,638
3,000,000	7.605%, 2/25/15	3,643,605

		11,656,188

Federal Home Loan Mortgage Corporation -- 25.0%
1,000,000	7.000%, 2/15/03	1,006,793
2,000,000	6.000%, 2/21/06	2,011,130
2,000,000	3.500%, 9/15/07	2,041,662
2,000,000	5.000%, 7/30/09	2,069,462
2,000,000	5.625%, 3/15/11	2,216,014
2,000,000	6.000%, 6/15/11	2,265,218
U.S. Government Agencies -- (Continued)
Federal Home Loan Mortgage Corporation -- (Continued)
$2,000,000	6.000%, 5/25/12	$2,088,608
5,000,000	5.125%, 8/20/12	5,108,834
3,063,706	6.000%, 8/1/17	3,205,813

		22,013,534

Federal National Mortgage Association -- 13.8%
4,000,000	3.500%, 10/15/07	4,028,127
1,500,000	6.375%, 6/15/09	1,735,661
2,250,000	6.250%, 7/19/11	2,378,489
2,000,000	5.500%, 1/1/17	2,075,964
1,968,169	5.000%, 12/25/17	1,959,555

		12,177,796

Government National Mortgage Association -- 2.3%
2,000,000	4.000%, 8/20/32	2,019,945

Total U.S. Government Agencies (Cost $46,344,847)		48,977,734

Government Mortgage Backed Agencies -- 23.8%
Federal Home Loan Mortgage Corporation -- 4.7%
$4,000,000	5.500%, 8/15/26	$4,140,434

Federal National Mortgage Association -- 9.3%
1,000,000	5.380%, 10/2/13	1,079,562
1,927,570	4.500%, 2/25/17	1,981,142
978,013	5.000%, 10/1/17	1,004,166
2,000,000	6.625%, 11/25/24	2,045,038
2,000,000	6.500%, 8/25/25	2,065,227

		8,175,135

Government National Mortgage Association -- 9.8%
2,247,152	6.000%, 1/20/29	2,337,839
4,230,311	6.500%, 12/1/31	4,406,691
1,838,125	6.000%, 3/15/32	1,916,262

		8,660,792

Total Government Mortgage Backed Agencies (Cost $20,164,572)		20,976,361

Par Value or Shares		Value
U.S. Treasury Notes -- 18.2%
$500,000	7.250%, 5/15/04	$540,156
1,000,000	7.875%, 11/15/04	1,116,680
2,800,000	4.625%, 5/15/06	3,019,845
2,000,000	6.875%, 5/15/06	2,301,094
2,000,000	7.000%, 7/15/06	2,318,828
1,000,000	6.500%, 10/15/06	1,148,594
2,000,000	6.125%, 8/15/07	2,299,844
1,000,000	5.000%, 8/15/11	1,096,562
2,000,000	4.875%, 2/15/12	2,171,796

Total U.S. Treasury Notes (Cost $14,616,182)		16,013,399

Cash Equivalent -- 1.7%
1,462,265	Huntington Money Market Fund, Interfund Class*	1,462,265

Total Cash Equivalent (Cost $1,462,265)		1,462,265

Total (Cost $82,587,866) (a)		$87,429,759

See Notes to Portfolio of Investments, page 66.

Huntington Short/Intermediate Fixed Income Securities Fund

December 31, 2002

Par Value		Value
Corporate Bonds -- 78.7%
Aircraft -- 0.9%
$1,000,000	Boeing Capital Corp., 7.100%, 9/27/05	$1,083,217

Banks -- 3.6%
2,000,000	Compass Bancshares Inc., 8.380%, 9/15/04	2,176,406
2,000,000	KeyCorp, 6.750%, 3/15/06	2,197,728

		4,374,134

Bottled & Canned Soft Drinks -- 1.8%
2,000,000	Coca Cola, 6.850%, 11/1/07	2,227,988

Building & Construction Products -- 1.8%
2,000,000	Masco Corp., 6.750%, 3/15/06	2,159,374

Chemicals -- 1.7%
1,000,000	Akzo Nobel Inc., 6.000%, 11/15/03 (d)	1,032,235
950,000	Dow Chemical, 5.000%, 11/15/07	967,165

		1,999,400

Computers -- 1.8%
2,000,000	Hewlett Packard Co., 7.150%, 6/15/05	2,198,222

Credit Reporting Services -- 1.8%
2,000,000	Dun & Bradstreet Corp., 6.625%, 3/15/06	2,172,028

Cruise Lines -- 0.9%
1,000,000	Carnival Corp., 7.700%, 7/15/04	1,065,899

Corporate Bonds -- (Continued)
Diversified Operations -- 1.6%
$1,000,000	Cooper Industries Inc., 5.780%, 1/16/03	$1,000,931
1,000,000	Tyco International Group SA, 5.875%, 11/1/04	970,000

		1,970,931

Electrical Services -- 5.2%
1,000,000	Baltimore Gas & Electric, 5.250%, 12/15/06	1,047,120
1,000,000	Indiana Michigan Power, 6.875%, 7/1/04	1,042,102
1,000,000	Metropolitan Edison Co., 7.220%, 1/30/03	1,003,427
2,000,000	National Rural Utilities, 6.000%, 5/15/06	2,181,820
1,000,000	Ohio Power Co., (Series B), Sr. Note, 6.750%, 7/1/04	1,040,462

		6,314,931

Financial Services -- 16.0%
1,000,000	Bombardier Capital Ltd., 7.500%, 8/15/04 (d)	950,013
2,000,000	Capital One Bank, Sr. Note, 6.875%, 2/1/06	1,934,904
1,000,000	CIT Group Holdings, 7.375%, 4/2/07	1,090,209
2,500,000	Countrywide Financial, 3.500%, 12/19/05	2,522,178
1,000,000	Ford Motor Credit Co., 7.500%, 6/15/04	1,027,228
1,000,000	Ford Motor Credit Co., 6.500%, 1/25/07	987,719
Corporate Bonds -- (Continued)
Financial Services -- (Continued)
$3,000,000	General Motors Acceptance Corp., 6.750%, 1/15/06	$3,106,862
1,500,000	Merrill Lynch & Co., 6.550%, 8/1/04	1,597,193
3,000,000	Morgan Stanley Dean Witter, 5.800%, 4/1/07	3,254,222
2,000,000	Sears Roebuck Acceptance, 6.900%, 8/1/03	2,017,722
1,000,000	Transamerica Financial, 6.370%, 5/14/04	1,054,388

		19,542,638

Food & Kindred Products -- 3.3%
1,000,000	Earthgrains Co., 8.500%, 8/1/05	1,145,148
1,655,000	Ralcorp Holdings, 8.750%, 9/15/04	1,825,794
1,000,000	Tyson Foods, Inc., 6.000%, 1/15/03	1,000,584

		3,971,526

Gas & Natural Gas -- 0.9%
1,000,000	Panenergy Corp., 7.000%, 10/15/06	1,085,461

Grocery Stores -- 0.9%
1,000,000	Safeway, Inc., 4.800%, 7/16/07	1,031,726

Hotels & Lodging -- 0.8%
1,000,000	Marriott International, 6.625%, 11/15/03	1,022,338

Insurance -- 2.6%
1,000,000	Harleysville Group, Inc., 6.750%, 11/15/03	1,028,521
1,000,000	Metlife, Inc., 5.250%, 12/1/06	1,066,140
1,000,000	Prudential Financial, 6.375%, 7/23/06 (d)	1,071,791

		3,166,452

Machinery -- 0.9%
1,000,000	Stanley Works, 5.750%, 3/1/04	1,042,768

Miscellaneous Business Services -- 2.6%
1,000,000	Computer Science Corp., 6.750%, 6/15/06	1,083,723
1,000,000	Oracle Corp., 6.720%, 2/15/04	1,045,587
1,000,000	Sun Microsystems Inc., 7.350%, 8/15/04	1,038,047

		3,167,357

Motion Picture & Video Production -- 2.3%
1,000,000	Viacom Inc., 5.625%, 5/1/07	1,091,571
1,500,000	Walt Disney Co., 6.750%, 3/30/06	1,638,075

		2,729,646

Office Furniture -- 1.8%
2,000,000	Steelcase, Inc., 6.375%, 11/15/06	2,131,018

Oil & Gas Exploration Services -- 0.9%
1,000,000	Union Pacific Resources, 6.500%, 5/15/05	1,085,414

Corporate Bonds -- (Continued)
Petroleum Refining -- 1.7%
$1,000,000	Amerada Hess Corp., 5.300%, 8/15/04	$1,041,471
1,000,000	Marathon Oil, 5.375%, 6/1/07	1,054,551

		2,096,022

Printing & Publishing -- 1.8%
1,000,000	Knight-Ridder, Inc., 6.300%, 12/15/05	1,108,775
1,000,000	Reed Elsevier Capital, 7.000%, 5/15/05	1,094,391

		2,203,166

Pulp Mills -- 0.9%
1,000,000	Weyerhaeuser Corp., 5.500%, 3/15/05	1,046,820

Radio Broadcasting -- 2.5%
3,000,000	Cox Radio, Inc., 6.250%, 5/15/03	3,011,343

Railroad Transportation -- 1.8%
2,000,000	Union Pacific Corp., 6.400%, 2/1/06	2,175,928

Real Estate Investment Trusts -- 6.2%
2,000,000	Amb Property L.P., 7.200%, 12/15/05	2,170,942
2,000,000	Duke Realty Corp., 7.140%, 11/5/04	2,146,412
2,000,000	HRPT Properties, 6.700%, 2/23/05	2,107,708
1,000,000	Simon Property Group Inc., 6.750%, 2/9/04	1,040,033

		7,465,095

Residential Building Construction -- 2.5%
3,000,000	Centex Corp., 7.950%, 8/11/03	3,068,049

Retail -- 0.9%
1,000,000	CVS Corp., 5.625%, 3/15/06	1,073,959

Savings & Loan -- 1.8%
2,000,000	Washington Mutual Inc., Sr Note, 5.625%, 1/15/07	2,140,286

Surgical & Medical Instruments -- 1.8%
1,000,000	Baxter International, Inc., 7.125%, 2/1/07	1,107,148
1,000,000	Guidant Corp Notes, 6.150%, 2/15/06	1,083,846

		2,190,994

Telephone Communication -- 1.8%
1,000,000	Bell Atlantic Financial, 7.600%, 3/15/07	1,140,467
1,000,000	GTE Corp., 6.360%, 4/15/06	1,079,888

		2,220,355

Wholesale Distribution -- 0.9%
1,000,000	Cardinal Health Inc., Sr. Note, 4.450%, 6/30/05	1,049,652

Total Corporate Bonds (Cost $92,267,171)		95,284,137

Par Value or Shares		Value
U.S. Government Agencies -- 19.2%
$6,500,000	FHLB, 6.875%, 8/15/05	$7,301,184
5,000,000	FHLM, 5.250%, 1/15/06	5,431,770
3,500,000	FNMA, 1.260%, 1/15/03	3,498,495
1,000,000	FNMA, 2.750%, 12/16/05	1,007,856
2,000,000	FNMA, 3.500%, 6/12/06	2,007,578
4,000,000	FNMA, 3.500%, 10/15/07	4,028,128

Total U.S. Government Agencies (Cost $22,187,150)		23,275,011

Cash Equivalent -- 0.9%
1,090,603	Huntington Money Market Fund, Interfund Class*	1,090,603

Total Cash Equivalent (Cost $1,090,603)		1,090,603

Total (Cost $115,544,924) (a)		$119,649,751

See Notes to Portfolio of Investments, page 66.

(a) See Notes to Financial Statements for unrealized appreciation (depreciation) of securities.

(b) Non-income producing security.

(c) At amortized cost.

(d) Rule 144A, Section 4(2) or other security, which is restricted as to resale to institutional investors.

Rule 144A Restricted Securities as of December 31, 2002:

Issue description	Acquisition date	Cost	Value	Percent of total investments
Huntington Money Market Fund
Asset Funding Corp., 1.330%, 1/28/03	12/3/02	$14,985,038	$14,985,038	2.0%
Gannett Co., 1.300%, 1/13/03	12/6/02	5,247,725	5,247,725	0.7%
Gannett Co., 1.280%, 1/16/03	12/10/02	4,997,333	4,997,333	0.7%

Issuer total			10,245,058	1.4%

Knight Ridder, 1.310%, 1/21/03	12/4/02	14,989,084	14,989,084	2.0%
Knight Ridder, 1.300%, 2/10/03	12/10/02	14,978,333	14,978,333	2.0%

Issuer total			29,967,417	4.0%

Fund total:			55,197,513	7.4%

Huntington Fixed Income Securities Fund
Anthem Insurance, 9.125%, 4/1/10	1/31/00	991,330	1,200,300	0.8%
Huntington Short/Intermediate Fixed Income Securities Fund
Akzo Nobel Inc., 6.000%, 11/15/03	11/5/98	998,599	1,032,235	0.9%
Bombardier Capital Ltd., 7.500%, 8/15/04	9/9/99	999,668	950,013	0.8%
Prudential Financial, 6.375% 7/23/06	8/15/02	1,057,652	1,071,791	0.9%

Fund total:			3,054,039	2.6%

(e) Security of foreign company.

* Investment in affiliate.

** Variable Rate Demand Notes--rates disclosed in effect at December 31, 2002.

The categories of investments are shown as a percentage of net assets.

The following abbreviations are used in the Portfolio of Investments:

ADR -- American Depositary Receipt
AMBAC -- American Municipal Bond Assurance Corporation
BAN -- Bond Anticipation Notes
COP -- Certificate of Participation
CTFS -- Certificate of Participation
FFCB -- Federal Farm Credit Bank
FGIC -- Financial Guaranty Insurance Corporation
FHLB -- Federal Home Loan Bank
FNMA -- Federal National Mortgage Association
FSA -- Financial Security Assurance
G.O. -- Government Obligation
HFA -- Housing Finance Authority
IDA -- Industrial Development Authority
LOC -- Letter of Credit
MBIA -- Municipal Bond Insurance Association
PCR -- Pollution Control Revenue
REMIC -- Real Estate Mortgage Investment Conduit
SPDR -- Standard & Poor's Depositary Receipt

Statements of Assets and Liabilities

December 31, 2002

	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington Florida Tax-Free Money Fund
Assets:
Investments, at value	$726,884,669	$198,096,000	$26,226,796
Investments in repurchase agreements	16,464,400	--	--
Cash	330	6,505	--
Foreign currencies, at value (cost $1,011)	--	--	--
Income receivable	194,302	852,197	65,934
Receivable for shares sold	--	--	--
Reclaims receivable	--	--	--
Prepaid expenses and other assets	27,524	14,684	14,075

Total assets	743,571,225	198,969,386	26,306,805

Liabilities:
Options written, at value (premiums received $25,718)	--	--	--
Cash overdraft	--	--	686
Income distribution payable	395,713	58,141	6,046
Payable for investments purchased	--	--	--
Payable for shares redeemed	--	--	--
Accrued expenses and other payables
Investment adviser fees	188,437	50,542	5,916
Administration fees	50,161	12,636	1,479
Sub-Administration fees	40,128	10,108	1,183
Custodian fees	17,389	4,380	513
Portfolio accounting fees	34,858	8,790	1,654
Distribution fees	223,358	61,102	4,893
Other	190,736	48,369	6,578

Total liabilities	1,140,780	254,068	28,948

Net Assets	$742,430,445	$198,715,318	$26,277,857

Net Assets Consist of:
Paid in capital	$742,418,821	$198,723,136	$26,277,855
Net unrealized appreciation (depreciation) of investments, options and translation of assets and liabilities in foreign currency	--	--	--
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	--	--	--
Accumulated net investment income (loss)	11,624	(7,818)	2

Total Net Assets	$742,430,445	$198,715,318	$26,277,857

Trust Shares	$423,188,740	$75,507,616	$20,356,769
Investment A Shares	$292,379,108	$123,207,702	$5,921,088
Investment B Shares	$151,395	--	--
Interfund Shares	$26,711,202	--	--
Shares Outstanding:
Trust Shares	423,399,471	75,507,598	20,355,079
Investment A Shares	292,161,617	123,208,044	5,921,505
Investment B Shares	151,428	--	--
Interfund Shares	26,711,733	--	--
Net Asset Value and Offering Price Per Share:
Net Asset Value Per Share
Trust Shares	$1.00	$1.00	$1.00
Investment A Shares	$1.00	$1.00	$1.00
Investment B Shares	$1.00	--	--
Interfund Shares	$1.00	--	--
Offering Price Per Share*
Trust Shares	$1.00	$1.00	$1.00
Investment A Shares	$1.00	$1.00	$1.00
Investment B Shares (3)	$1.00	--	--
Interfund Shares	$1.00	--	--
Investments, at cost	$743,349,069	$198,096,000	$26,226,796

* See "Purchasing Shares" in the Prospectus

(1) Computation of offering price per share 100/94.25 of net asset value.

(2) Computation of offering price per share 100/98.50 of net asset value.

(3) For Investment B Shares, the redemption price per share varies by length of time shares are held.

(See notes which are an integral part of the Financial Statements)

Huntington U.S. Treasury Money Market Fund	Huntington Growth Fund		Huntington Income Equity Fund		Huntington Rotating Index Fund	Huntington Dividend Capture Fund	Huntington International Equity Fund

$299,122,012	$201,138,942		$182,316,236		$15,417,887	$30,930,090	$45,726,415
286,468,600	--		--		--	--	3,347,000
4,643	--		--		--	--	1,960
--	--		--		--	--	1,011
881,957	250,067		575,028		472	183,026	38,635
--	4,182		427		296	4,723	118
--	--		--		--	--	21,037
17,457	19,429		17,665		8,690	20,729	18,269

586,494,669	201,412,620		182,909,356		15,427,345	31,138,568	49,154,445

--	--		--		--	33,350	--
--	--		506		--	30,638	--
326,026	--		--		--	119,102	--
--	--		--		--	212,510	--
--	8,930		2,222		21,542	339	--

100,191	104,999		93,681		6,784	19,341	40,768
37,572	13,125		11,710		1,018	1,934	3,058
30,057	10,500		9,368		814	1,547	2,446
13,024	4,550		4,059		353	670	7,362
22,288	9,763		8,308		1,510	3,105	3,351
136,133	47,677		41,856		3,536	9,845	10,377
151,578	45,106		43,626		3,781	6,682	11,158

816,869	244,650		215,336		39,338	439,063	78,520

$585,677,800	$201,167,970		$182,694,020		$15,388,007	$30,699,505	$49,075,925

$585,659,212	$127,687,615		$140,102,770		$19,280,745	$32,090,596	$59,954,693
--	75,365,216		42,948,502		(2,221,437)	(790,965)	(3,807,873)
(2,070)	(1,884,861)		(393,712)		(1,671,301)	(626,132)	(7,053,996)
20,658	--		36,460		--	26,006	(16,899)

$585,677,800	$201,167,970		$182,694,020		$15,388,007	$30,699,505	$49,075,925

$534,132,877	$189,356,161		$176,885,176		$14,739,962	$24,361,428	$48,795,274
$51,544,923	$8,728,276		$2,006,708		$648,045	$1,336,605	$101,279
--	$3,083,533		$3,802,136		--	$5,001,472	$179,372
--	--		--		--	--	--

534,117,079	5,787,135		6,114,769		1,949,507	2,533,365	7,323,178
51,544,563	268,916		69,326		86,072	139,020	15,281
--	96,485		131,644		--	520,653	27,263
--	--		--		--	--	--

$1.00	$32.72		$28.93		$7.56	$9.62	$6.66
$1.00	$32.46		$28.95		$7.53	$9.61	$6.63
--	$31.96		$28.88		--	$9.61	$6.58
--	--		--		--	--	--

$1.00	$32.72		$28.93		$7.56	$9.61	$6.66
$1.00	$34.44	(1)	$30.72	(1)	$7.64 (2)	$10.20 (1)	$7.03 (1)
--	$31.96		$28.88		--	$9.60	$6.58
--	--		--		--	--	--
$585,590,612	$125,773,726		$139,367,734		$17,639,324	$31,713,422	$52,883,951

Statements of Assets and Liabilities

December 31, 2002

	Huntington Mid Corp America Fund	Huntington New Economy Fund	Huntington Situs Small Cap Fund
Assets:
Investments, at value	$93,211,391	$23,728,375	$13,709,472
Cash	--	8	--
Income receivable	82,437	17,917	7,427
Receivable for investments sold	--	--	46,909
Receivable for shares sold	5,272	701	5,100
Prepaid expenses and other assets	22,187	14,577	39,381

Total assets	93,321,287	23,761,578	13,808,289

Liabilities:
Cash overdraft	--	--	4,782
Income distributions payable	--	--	--
Payable for investments purchased	--	--	438,001
Payable for shares redeemed	39	779	--
Accrued expenses and other payables
Investment adviser fees	59,406	17,352	7,698
Administration fees	5,941	1,531	770
Sub-Administration fees	4,752	1,225	616
Custodian fees	2,059	531	267
Portfolio accounting fees	5,597	3,259	2,643
Distribution fees	21,905	5,758	2,617
Other	21,088	5,738	3,875

Total liabilities	120,787	36,173	461,269

Net Assets	$93,200,500	$23,725,405	$13,347,020

Net Assets Consist of:
Paid in capital	$104,552,120	$27,085,196	$13,094,872
Net unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(9,061,641)	(1,825,342)	292,556
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,289,979)	(1,534,449)	(39,915)
Accumulated net investment income (loss)	--	--	(493)

Total Net Assets	$93,200,500	$23,725,405	$13,347,020

Trust Shares	$89,247,974	$22,478,194	$13,249,175
Investment A Shares	$870,225	$339,149	$9,583
Investment B Shares	$3,082,301	$908,062	$88,262
Shares Outstanding:
Trust Shares	9,887,298	2,569,424	1,296,343
Investment A Shares	96,925	38,896	938
Investment B Shares	346,073	105,205	8,654
Net Asset Value and Offering Price Per Share:
Net Asset Value Per Share
Trust Shares	$9.03	$8.75	$10.22
Investment A Shares	$8.98	$8.72	$10.21
Investment B Shares	$8.91	$8.63	$10.20
Offering Price Per Share*
Trust Shares	$9.03	$8.75	$10.22
Investment A Shares	$9.53 (1)	$9.25 (1)	$10.83 (1)
Investment B Shares (3)	$8.91	$8.63	$10.20
Investments, at cost	$102,273,032	$25,553,717	$13,416,848

* See "Purchasing Shares" in the Prospectus

(1) Computation of offering price per share 100/94.25 of net asset value.

(2) Computation of offering price per share 100/95.25 of net asset value.

(3) For Investment B Shares, the redemption price per share varies by length of time shares are held.

(See notes which are an integral part of the Financial Statements)

Huntington Mortgage Securities Fund		Huntington Ohio Tax-Free Fund		Huntington Michigan Tax-Free Fund		Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$48,944,821		$55,176,993		$23,293,884		$148,759,324	$87,429,759	$119,649,751
--		990		--		756	--	--
274,940		452,901		254,769		2,290,770	950,391	1,952,565
--		--		--		--	--	--
--		--		--		1,803	--	--
4,993		13,239		13,915		18,971	7,614	7,912

49,224,754		55,644,123		23,562,568		151,071,624	88,387,764	121,610,228

--		--		966		--	--	--
--		134,320		57,982		568,481	295,920	390,249
--		--		--		--	--	--
--		--		350		1,657	--	--

20,772		23,120		9,870		63,024	37,201	51,173
3,116		3,468		1,480		9,454	5,580	7,676
2,493		2,774		1,184		7,563	4,464	6,141
1,080		1,202		513		3,277	1,934	2,661
2,923		3,534		2,142		9,267	4,085	5,025
10,988		12,227		6,018		32,972	20,030	25,587
11,414		11,847		5,067		35,172	20,106	28,823

52,786		192,492		85,572		730,867	389,320	517,335

$49,171,968		$55,451,631		$23,476,996		$150,340,757	$87,998,444	$121,092,893

$60,946,457		$52,280,632		$22,219,746		$145,533,774	$83,291,962	$120,242,016
1,523,299		3,170,996		1,221,163		8,383,763	4,841,893	4,104,827
(13,345,852)		--		25,136		(3,575,788)	(135,291)	(3,253,032)
48,064		3		10,951		(992)	(120)	(918)

$49,171,968		$55,451,631		$23,476,996		$150,340,757	$87,998,444	$121,092,893

$46,313,088		$52,159,672		$18,268,348		$146,976,026	$81,232,287	$121,092,893
$2,858,880		$3,291,959		$5,208,648		$1,512,417	$6,766,157	--
--		--		--		$1,852,314	--	--

5,419,561		2,384,788		1,672,264		6,910,819	7,437,178	6,093,151
333,137		150,615		476,762		71,131	619,449	--
--		--		--		87,234	--	--

$8.55		$21.87		$10.92		$21.27	$10.92	$19.87
$8.58		$21.86		$10.93		$21.26	$10.92	--
--		--		--		$21.23	--	--

$8.55		$21.87		$10.92		$21.27	$10.92	$19.87
$9.01	(2)	$22.95	(2)	$11.48	(2)	$22.32 (2)	$11.46 (2)	--
--		--		--		$21.23	--	--
$47,421,522		$52,005,997		$22,072,722		$140,375,561	$82,587,866	$115,544,924

Statements of Operations

Year Ended December 31, 2002

	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington Florida Tax-Free Money Fund
Investment Income:
Dividends	$--	$26,346	$7,432
Interest	15,813,791	3,301,538	474,450

Total investment income	15,813,791	3,327,884	481,882

Expenses:
Investment adviser fees	2,488,300	610,811	91,429
Administration fees	675,608	150,353	22,857
Sub-Administration fees	540,479	124,510	18,285
Custodian fees	233,987	52,913	7,918
Transfer and dividend disbursing agent fees and expenses	253,278	73,902	16,303
Directors' fees	25,478	6,657	1,449
Portfolio accounting fees	421,268	99,392	24,090
Distribution services fee--Investment A Shares	814,314	329,190	32,584
Distribution services fee--Investment B Shares	393	--	--
Shareholder services fee--Trust Shares	1,372,581	179,817	43,593
Shareholder services fee--Investment A Shares	814,314	329,190	32,598
Shareholder services fee--Investment B Shares	131	--	--
Share registration costs	39,485	31,446	28,481
Other	343,308	79,768	12,962

Total expenses	8,022,924	2,067,949	332,549

Waivers:
Waiver of shareholder services fee--Trust Shares	--	--	(339)
Waiver of distribution services fee--Investment A Shares	--	(7,376)	(1,101)
Waiver of distribution services fee--Investment B Shares	(50)	--	--

Total waivers	(50)	(7,376)	(1,440)

Net expenses	8,022,874	2,060,573	331,109

Net investment income (loss)	7,790,917	1,267,311	150,773

Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investments, options and foreign currency transactions	6,527	32,096	6,741
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	--	--	--

Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	6,527	32,096	6,741

Change in net assets resulting from operations	$7,797,444	$1,299,407	$157,514

(1) Net of foreign dividend taxes withheld of $86,197.

(See notes which are an integral part of the Financial Statements)

Huntington U.S. Treasury Money Market Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington Rotating Index Fund	Huntington Dividend Capture Fund	Huntington International Equity Fund

$--	$2,294,688	$8,142,187	$130,392	$1,726,770	$643,695 (1)
9,826,551	--	900,878	--	--	12,529

9,826,551	2,294,688	9,043,065	130,392	1,726,770	656,224

1,143,939	1,339,570	1,207,330	66,902	192,579	385,115
428,975	167,446	150,916	10,035	19,258	28,884
343,174	133,955	120,731	8,028	15,406	23,106
148,890	57,926	52,328	3,487	6,681	40,435
197,501	105,493	85,425	17,624	34,138	44,427
19,724	7,684	7,717	2,767	2,735	3,738
251,484	116,478	104,996	15,027	32,822	33,322
117,520	25,856	5,053	1,291	2,880	250
--	19,807	19,314	--	28,201	1,032
1,312,393	525,694	491,561	32,160	51,912	95,684
117,520	25,856	5,053	1,291	2,880	250
--	6,602	6,438	--	9,400	344
9,314	33,302	34,213	21,865	29,841	24,407
202,540	103,899	98,989	24,190	29,855	29,062

4,292,974	2,669,568	2,390,064	204,667	458,588	710,056

--	--	--	--	--	--
--	--	--	--	--	--
--	--	--	--	--	--

--	--	--	--	--	--

4,292,974	2,669,568	2,390,064	204,667	458,588	710,056

5,533,577	(374,880)	6,653,001	(74,275)	1,268,182	(53,832)

4,959	(778,746)	94,643	(1,671,301)	(605,937)	(2,988,380)
--	(55,150,055)	(32,751,703)	(1,706,075)	(878,690)	(3,111,193)

4,959	(55,928,801)	(32,657,060)	(3,377,376)	(1,484,627)	(6,099,573)

$5,538,536	$(56,303,681)	$(26,004,059)	$(3,451,651)	$(216,445)	$(6,153,405)

Statements of Operations

Year Ended December 31, 2002

	Huntington Mid Corp America Fund	Huntington New Economy Fund	Huntington Situs Small Cap Fund (1)
Investment Income:
Dividends	$865,361 (2)	$148,451	$25,918 (3)
Interest	--	--	1,728

Total investment income	865,361	148,451	27,646

Expenses:
Investment adviser fees	595,110	163,631	21,049
Administration fees	59,511	14,374	2,105
Sub-Administration fees	47,608	11,499	1,684
Custodian fees	20,661	4,991	730
Transfer and dividend disbursing agent fees and expenses	58,162	36,098	617
Directors' fees	4,440	2,503	118
Portfolio accounting fees	59,225	32,055	6,907
Distribution services fee--Investment A Shares	1,575	595	2
Distribution services fee--Investment B Shares	16,903	5,709	122
Shareholder services fee--Trust Shares	191,161	45,416	6,973
Shareholder services fee--Investment A Shares	1,575	595	2
Shareholder services fee--Investment B Shares	5,634	1,903	41
Share registration costs	28,476	28,234	10,083
Printing and postage	12,018	3,203	11,378
Other	43,226	27,081	2,508

Total expenses	1,145,285	377,887	64,319

Waivers:
Waiver of investment advisory fees	--	(6,793)	--

Total waivers	--	(6,793)	--

Net expenses	1,145,285	371,094	64,319

Net investment income (loss)	(279,924)	(222,643)	(36,673)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments and foreign currency transactions	(2,289,979)	(1,100,855)	(43,519)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(10,604,018)	(2,303,848)	292,556

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(12,893,997)	(3,404,703)	249,037

Change in net assets resulting from operations	$(13,173,921)	$(3,627,346)	$212,364

(1) Fund commenced operations on September 30, 2002.

(2) Net of foreign dividend taxes withheld of $27.

(3) Net of foreign dividend taxes withheld of $149.

(See notes which are an integral part of the Financial Statements)

Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Michigan Tax-Free Fund	Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$506,626	$1,071	$2,902	$29,492	$10,745	$13,245
1,855,216	2,160,848	984,834	8,659,177	4,089,381	6,321,903

2,361,842	2,161,919	987,736	8,688,669	4,100,126	6,335,148

209,275	236,681	107,968	746,784	375,018	577,920
31,391	35,502	16,195	112,018	56,253	86,691
25,113	28,401	12,956	89,613	45,002	69,347
10,887	12,309	5,615	38,833	19,501	30,054
20,074	21,047	21,692	41,205	32,912	39,008
3,561	3,567	2,936	6,250	2,880	5,896
27,337	38,827	12,649	91,249	40,696	58,806
4,792	6,213	12,770	3,381	8,438	--
--	--	--	7,737	--	--
99,846	112,127	41,214	367,431	179,071	288,960
4,792	6,213	12,770	3,381	8,438	--
--	--	--	2,579	--	--
20,383	28,343	28,962	33,472	26,821	16,148
5,571	6,086	2,696	16,625	8,775	13,869
38,929	26,851	22,501	57,670	30,723	46,173

501,951	562,167	300,924	1,618,228	834,528	1,232,872

--	--	--	--	--	--

--	--	--	--	--	--

501,951	562,167	300,924	1,618,228	834,528	1,232,872

1,859,891	1,599,752	686,812	7,070,441	3,265,598	5,102,276

587,412	103,380	94,663	(2,408,682)	426,578	10,739
544,808	1,998,667	890,361	6,128,594	3,151,515	753,627

1,132,220	2,102,047	985,024	3,719,912	3,578,093	764,366

$2,992,111	$3,701,799	$1,671,836	$10,790,353	$6,843,691	$5,866,642

Statements of Changes in Net Assets

	Huntington Money Market Fund		Huntington Ohio Municipal Money Market Fund
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
Increase (Decrease) in Net Assets:
Operations --
Net investment income (loss)	$7,790,917	$34,190,181	$1,267,311	$4,507,642
Net realized gain (loss) on investments	6,527	4,250,567	32,096	(6,299)
Net change in unrealized appreciation/depreciation of investments	--	--	--	--

Change in net assets resulting from operations	7,797,444	38,440,748	1,299,407	4,501,343

Distributions to Shareholders --
From net investment income:
Trust Shares	(5,214,263)	(21,033,320)	(558,958)	(1,723,596)
Investment A Shares	(2,269,945)	(13,089,454)	(708,353)	(2,784,046)
Investment B Shares	(115)	(395)	--	--
Interfund Shares	(306,594)	(67,012)	--	--
From net realized gain on investments:
Trust Shares	--	--	(5,157)	--
Investment A Shares	--	--	(8,385)	--
Investment B Shares	--	--	--	--

Change in net assets resulting from distributions to shareholders	(7,790,917)	(34,190,181)	(1,280,853)	(4,507,642)

Share Transactions --
Proceeds from sale of shares	1,777,320,064	2,081,418,163	319,033,552	468,300,359
Distributions reinvested	1,170,586	6,946,437	168,793	509,542
Cost of shares redeemed	(2,204,372,930)	(1,857,612,729)	(362,953,239)	(437,766,139)

Change in net assets resulting from share transactions	(425,882,280)	230,751,871	(43,750,894)	31,043,762

Change in net assets	(425,875,753)	235,002,438	(43,732,340)	31,037,463
Net Assets:
Beginning of period	1,168,306,198	933,303,760	242,447,658	211,410,195

End of period	$742,430,445	$1,168,306,198	$198,715,318	$242,447,658

Accumulated net investment income (loss) included in net assets at end of period	$--	$--	$(7,820)	$(7,820)

(See notes which are an integral part of the Financial Statements)

Huntington Florida Tax-Free Money Fund		Huntington U.S. Treasury Money Market Fund		Huntington Growth Fund		Huntington Income Equity Fund
Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001

$150,773	$1,420,820	$5,533,577	$16,233,584	$(374,880)	$(308,197)	$6,653,001	$7,012,138
6,741	386	4,959	--	(778,746)	(819,429)	94,643	4,095,069
--	--	--	--	(55,150,055)	(51,933,091)	(32,751,703)	(7,038,896)

157,514	1,421,206	5,538,536	16,233,584	(56,303,681)	(53,060,717)	(26,004,059)	4,068,311

(103,550)	(783,594)	(5,187,850)	(15,106,215)	--	--	(6,484,255)	(6,896,650)
(47,222)	(636,472)	(345,727)	(1,127,243)	--	--	(61,626)	(57,414)
--	--	--	--	--	--	(70,662)	(6,634)
--	--	--	--	--	--	--	--

(4,750)	--	--	--	--	--	(572,291)	(3,020,103)
(1,362)	--	--	--	--	--	(6,493)	(29,000)
--	--	--	--	--	--	(12,297)	(12,903)

(156,884)	(1,420,066)	(5,533,577)	(16,233,458)	--	--	(7,207,624)	(10,022,704)

76,219,355	147,914,320	1,247,832,432	2,029,173,034	34,965,181	51,181,212	25,421,794	19,584,229
6,259	2,275	232,295	277,392	427	--	2,478,165	3,187,360
(97,191,918)	(190,362,477)	(1,160,945,428)	(1,948,541,156)	(33,276,608)	(50,769,139)	(25,825,664)	(21,681,445)

(20,966,304)	(42,445,882)	87,119,299	80,909,270	1,689,000	412,073	2,074,295	1,090,144

(20,965,674)	(42,444,742)	87,124,258	80,909,396	(54,614,681)	(52,648,644)	(31,137,388)	(4,864,249)

47,243,531	89,688,273	498,553,542	417,644,146	255,782,651	308,431,295	213,831,408	218,695,657

$26,277,857	$47,243,531	$585,677,800	$498,553,542	$201,167,970	$255,782,651	$182,694,020	$213,831,408

$1	$--	$13,629	$13,629	$(374,880)	$--	$87,898	$51,440

Statements of Changes in Net Assets

	Huntington Rotating Index Fund		Huntington Dividend Capture Fund
	Year Ended December 31, 2002	Period Ended December 31, 2001 (1)	Year Ended December 31, 2002	Period Ended December 31, 2001 (2)
Increase (Decrease) in Net Assets:
Operations --
Net investment income (loss)	$(74,275)	$(19,232)	$1,268,182	$649,967
Net realized gain (loss) on investments, options and foreign currency transactions	(1,671,301)	--	(605,937)	221,143
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(1,706,075)	(515,362)	(878,690)	87,725

Change in net assets resulting from operations	(3,451,651)	(534,594)	(216,445)	958,835

Distributions to Shareholders --
From net investment income:
Trust Shares	--	--	(1,048,592)	(759,303)
Investment A Shares	--	--	(55,141)	(45,272)
Investment B Shares	--	--	(165,459)	(60,278)
From net realized gain on investments:
Trust Shares	--	--	--	--
Investment A Shares	--	--	--	--
Investment B Shares	--	--	--	--
Tax return of capital:
Trust Shares	--	--	--	--
Investment A Shares	--	--	--	--
Investment B Shares	--	--	--	--
In excess of net investment income:
Trust Shares	--	--	--	--
Investment A Shares	--	--	--	--
Investment B Shares	--	--	--	--

Change in net assets resulting from distributions to shareholders	--	--	(1,269,192)	(864,853)

Share Transactions--
Proceeds from sale of shares	15,401,807	5,932,205	14,304,375	20,026,750
Distributions reinvested	--	--	829,246	682,803
Cost of shares redeemed	(1,821,943)	(137,817)	(3,081,987)	(670,027)

Change in net assets resulting from share transactions	13,579,864	5,794,388	12,051,634	20,039,526

Change in net assets	10,128,213	5,259,794	10,565,997	20,133,508
Net Assets:
Beginning of period	5,259,794	--	20,133,508	--

End of period	$15,388,007	$5,259,794	$30,699,505	$20,133,508

Accumulated net investment income (loss) included in net assets at end of period	$(74,275)	$--	$26,006	$27,016

(1) Fund commenced operations on May 1, 2001.

(2) Fund commenced operations on March 1, 2001.

(3) Fund commenced operations on September 30, 2002.

(See notes which are an integral part of the Financial Statements)

Huntington International Equity Fund		Huntington Mid Corp America Fund		Huntington New Economy Fund		Huntington Situs Small Cap Fund
Year Ended December 31, 2002	Period Ended December 31, 2001 (2)	Year Ended December 31, 2002	Period Ended December 31, 2001 (2)	Year Ended December 31, 2002	Period Ended December 31, 2001 (2)	Period Ended December 31, 2002 (3)

$(53,832)	$(98,649)	$(279,924)	$1,419	$(222,643)	$(29,398)	$(36,673)

(2,988,380)	(4,336,637)	(2,289,979)	120,330	(1,100,855)	(433,594)	(43,519)

(3,111,193)	(696,680)	(10,604,018)	1,542,377	(2,303,848)	478,506	292,556

(6,153,405)	(5,131,966)	(13,173,921)	1,664,126	(3,627,346)	15,514	212,364

--	--	--	(61,809)	--	--	--
--	--	--	(105)	--	--	--
--	--	--	(102)	--	--	--

--	--	(780)	(57,428)	--	--	--
--	--	(8)	(306)	--	--	--
--	--	(27)	(1,184)	--	--	--

--	--	--	--	--	(15,974)	--
--	--	--	--	--	(58)	--
--	--	--	--	--	(37)	--

--	(12,883)	--	--	--	--	--
--	(379)	--	--	--	--	--
--	(8)	--	--	--	--	--

--	(13,270)	(815)	(120,934)	--	(16,069)	--

37,357,126	31,815,265	63,336,710	53,640,535	17,848,658	11,358,172	13,134,663
--	8,070	289	55,563	--	14,748	--
(6,337,263)	(2,468,632)	(11,342,122)	(858,931)	(1,528,300)	(339,972)	(7)

31,019,863	29,354,703	51,994,877	52,837,167	16,320,358	11,032,948	13,134,656

24,866,458	24,209,467	38,820,141	54,380,359	12,693,012	11,032,393	13,347,020

24,209,467	--	54,380,359	--	11,032,393	--	--

$49,075,925	$24,209,467	$93,200,500	$54,380,359	$23,725,405	$11,032,393	$13,347,020

$(53,832)	$--	$(279,924)	$--	$(222,643)	$--	$(36,673)

Statements of Changes in Net Assets

	Huntington Mortgage Securities Fund		Huntington Ohio Tax-Free Fund
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$1,859,891	$1,857,583	$1,599,752	$1,923,034
Net realized gain (loss) on investments	587,412	160,828	103,380	620,302
Net change in unrealized appreciation/depreciation of investments	544,808	667,092	1,998,667	(768,762)

Change in net assets resulting from operations	2,992,111	2,685,503	3,701,799	1,774,574

Distributions to Shareholders--
From net investment income:
Trust Shares	(1,832,859)	(1,781,110)	(1,522,404)	(1,860,542)
Investment A Shares	(79,943)	(41,210)	(77,345)	(54,089)
Investment B Shares	--	--	--	--
From net realized gain on investments:
Trust Shares	--	--	(97,221)	(590,768)
Investment A Shares	--	--	(6,159)	(26,674)
Investment B Shares	--	--	--	--
Tax return of capital:
Trust Shares	--	--	--	--
Investment A Shares	--	--	--	--
Investment B Shares	--	--	--	--

Change in net assets resulting from distributions to shareholders	(1,912,802)	(1,822,320)	(1,703,129)	(2,532,073)

Share Transactions--
Proceeds from sale of shares	16,979,785	7,409,989	15,908,694	10,430,787
Distributions reinvested	597,570	427,283	199,221	264,160
Cost of shares redeemed	(6,248,851)	(4,564,601)	(6,853,895)	(15,265,299)

Change in net assets resulting from share transactions	11,328,504	3,272,671	9,254,020	(4,570,352)

Change in net assets	12,407,813	4,135,854	11,252,690	(5,327,851)
Net Assets:
Beginning of period	36,764,155	32,628,301	44,198,941	49,526,792

End of period	$49,171,968	$36,764,155	$55,451,631	$44,198,941

Accumulated net investment income (loss) included in net assets at end of period	$(17,648)	$35,263	$3	$--

(See notes which are an integral part of the Financial Statements)

Huntington Michigan Tax-Free Fund		Huntington Fixed Income Securities Fund		Huntington Intermediate Government Income Fund
Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001

$686,812	$848,335	$7,070,441	$8,341,130	$3,265,598	$3,760,301
94,663	558,605	(2,408,682)	5,657,764	426,578	2,656,332
890,361	(580,481)	6,128,594	1,359,007	3,151,515	213,472

1,671,836	826,459	10,790,353	15,357,901	6,843,691	6,630,105

(534,255)	(632,105)	(7,092,122)	(8,188,253)	(3,187,299)	(3,636,660)
(152,556)	(205,280)	(61,407)	(60,157)	(133,673)	(82,766)
--	--	(41,227)	(8,715)	--	--

(55,401)	(377,124)	--	--	--	--
(15,680)	(114,642)	--	--	--	--
--	--	--	--	--	--

--	--	--	--	--	--
--	--	--	--	--	--
--	--	--	--	--	--

(757,892)	(1,329,151)	(7,194,756)	(8,257,125)	(3,320,972)	(3,719,426)

6,843,416	3,146,318	31,111,292	24,828,549	30,486,163	11,639,013
162,298	299,283	2,629,236	2,991,137	922,329	1,041,298
(5,839,326)	(3,997,287)	(38,260,350)	(42,767,459)	(18,338,631)	(21,231,799)

1,166,388	(551,686)	(4,519,822)	(14,947,773)	13,069,861	(8,551,488)

2,080,332	(1,054,378)	(924,225)	(7,846,997)	16,592,580	(5,640,809)

21,396,664	22,451,042	151,264,982	159,111,979	71,405,864	77,046,673

$23,476,996	$21,396,664	$150,340,757	$151,264,982	$87,998,444	$71,405,864

$10,951	$10,950	$(40,310)	$84,005	$(14,499)	$40,875

Statements of Changes in Net Assets

	Huntington Short/Intermediate Fixed Income Securities Fund
	Year Ended December 31, 2002	Year Ended December 31, 2001
Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$5,102,276	$6,085,811
Net realized gain (loss) on investments	10,739	734,546
Net change in unrealized appreciation/depreciation of investments	753,627	2,910,409

Change in net assets resulting from operations	5,866,642	9,730,766

Distributions to Shareholders--
From net investment income:
Trust Shares	(5,151,275)	(6,037,730)
Investment A Shares	--	--
Investment B Shares
From net realized gain on investments:	--	--
Trust Shares	--	--
Investment A Shares	--	--
Investment B Shares
Tax return of capital:	--	--
Trust Shares	--	--
Investment A Shares	--	--
Investment B Shares	--	--

Change in net assets resulting from distributions to shareholders	(5,151,275)	(6,037,730)

Share Transactions--
Proceeds from sale of shares	31,440,329	20,954,092
Distributions reinvested	1,707,858	2,093,963
Cost of shares redeemed	(26,322,431)	(28,700,783)

Change in net assets resulting from share transactions	6,825,756	(5,652,728)

Change in net assets	7,541,123	(1,959,692)
Net Assets:
Beginning of period	113,551,770	115,511,462

End of period	$121,092,893	$113,551,770

Accumulated net investment income (loss) included in net assets at end of period	$(918)	$48,081

(See notes which are an integral part of the Financial Statements)

Financial Highlights

Money Market Funds

(For a share outstanding throughout each period)

Year ended December 31,

	Net Asset Value, beginning of period

		Net investment income (operating loss)

			Net realized and unrealized gain (loss) investments

				Total from investment operations

					Distributions to shareholders from net investment income

						Distributions to shareholders from net realized gain on investment transactions
TRUST SHARES
Huntington Money Market Fund
1998	$1.00	0.05	--	0.05	(0.05)	--
1999	$1.00	0.05	--	0.05	(0.05)	--
2000	$1.00	0.06	--	0.06	(0.06)	--
2001	$1.00	0.03	--	0.03	(0.03)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
Huntington Ohio Municipal Money Market Fund
1998	$1.00	0.03	--	0.03	(0.03)	--
1999	$1.00	0.03	--	0.03	(0.03)	--
2000	$1.00	0.04	--	0.04	(0.04)	--
2001	$1.00	0.02	--	0.02	(0.02)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
Huntington Florida Tax-Free Money Fund
1999(3)	$1.00	0.03	--	0.03	(0.03)	--
2000	$1.00	0.04	--	0.04	(0.04)	--
2001	$1.00	0.02	--	0.02	(0.02)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
Huntington U.S. Treasury Money Market Fund
1998	$1.00	0.05	--	0.05	(0.05)	--
1999	$1.00	0.04	--	0.04	(0.04)	--
2000	$1.00	0.06	--	0.06	(0.06)	--
2001	$1.00	0.03	--	0.03	(0.03)	--
2002	$1.00	0.01	--	0.01	(0.01)	--

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) This voluntary expense decrease is reflected in both the expense and net investment income ratios.

(3) Reflects operations for the period from January 6, 1999 (date of initial public investment) to December 31, 1999.

(4) Computed on an annualized basis.

(5) Not annualized.

(6) The payments by affiliates had no material impact on total return for the year ended December 31, 2001.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets
Total distributions	Net Asset Value, end of period

		Total return(1)

			Net Expenses

				Net investment income

					Expense waiver reduction/ reimbursement(2)

						Net Assets, end of period (000 omitted)

(0.05)	$1.00

		5.13%	0.50%	4.99%	0.00%	$700,540
(0.05)	$1.00

		4.77%	0.49%	4.67%	0.00%	$633,055
(0.06)	$1.00

		6.02%	0.51%	5.85%	0.02%	$555,110
(0.03)	$1.00

		3.45%(6)	0.71%	3.41%	0.05%	$717,115
(0.01)	$1.00

		0.96%	0.81%	0.95%	0.00%	$423,189

(0.03)	$1.00

		3.07%	0.47%	3.03%	0.05%	$102,606
(0.03)	$1.00

		2.79%	0.48%	2.74%	0.05%	$ 90,804
(0.04)	$1.00

		3.64%	0.53%	3.55%	0.04%	$101,655
(0.02)	$1.00

		2.26%	0.73%	2.25%	0.06%	$ 81,745
(0.01)	$1.00

		0.78%	0.85%	0.78%	0.00%	$ 75,508

(0.03)	$1.00

		2.78%(5)	0.49%(4)	2.78%(4)	0.30%(4)	$ 25,295
(0.04)	$1.00

		3.68%	0.56%	3.63%	0.12%	$ 38,506
(0.02)	$1.00

		2.14%	0.78%	2.23%	0.05%	$ 26,050
(0.01)	$1.00

		0.61%	0.98%	0.59%	0.00%	$ 20,357

(0.05)	$1.00

		4.95%	0.40%	4.84%	0.00%	$447,305
(0.04)	$1.00

		4.53%	0.40%	4.42%	0.00%	$404,501
(0.06)	$1.00

		5.77%	0.43%	5.63%	0.02%	$379,927
(0.03)	$1.00

		3.35%	0.62%	3.30%	0.05%	$460,993
(0.01)	$1.00	1.02%	0.73%	0.99%	0.00%	$534,133

Financial Highlights

Money Market Funds

(For a share outstanding throughout each period)

Year ended December 31,

	Net Asset Value, beginning of period

		Net investment income (operating loss)

			Net realized and unrealized gain (loss) investments

				Total from investment operations

					Distributions to shareholders from net investment income

						Distributions to shareholders from net realized gain on investment transactions
INVESTMENT A SHARES
Huntington Money Market Fund
1998	$1.00	0.05	--	0.05	(0.05)	--
1999	$1.00	0.05	--	0.05	(0.05)	--
2000	$1.00	0.06	--	0.06	(0.06)	--
2001	$1.00	0.03	--	0.03	(0.03)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
Huntington Ohio Municipal Money Market Fund
1998	$1.00	0.03	--	0.03	(0.03)	--
1999	$1.00	0.03	--	0.03	(0.03)	--
2000	$1.00	0.03	--	0.03	(0.03)	--
2001	$1.00	0.02	--	0.02	(0.02)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
Huntington Florida Tax-Free Money Fund
1999(3)	$1.00	0.03	--	0.03	(0.03)	--
2000	$1.00	0.03	--	0.03	(0.03)	--
2001	$1.00	0.02	--	0.02	(0.02)	--
2002	$1.00	--	--	--	--	--
Huntington U.S. Treasury Money Market Fund
1998	$1.00	0.05	--	0.05	(0.05)	--
1999	$1.00	0.04	--	0.04	(0.04)	--
2000	$1.00	0.05	--	0.05	(0.05)	--
2001	$1.00	0.03	--	0.03	(0.03)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
INVESTMENT B SHARES
Huntington Money Market Fund
2000(6)	$1.00	0.03	--	0.03	(0.03)	--
2001	$1.00	0.03	--	0.03	(0.03)	--
2002	$1.00	--	--	--	--	--
INTERFUND SHARES
Huntington Money Market Fund
2001(7)	$1.00	0.01	--	0.01	(0.01)	--
2002	$1.00	0.01	--	0.01	(0.01)	--

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) This voluntary expense decrease is reflected in both the expense and net investment income ratios.

(3) Reflects operations for the period from January 6, 1999 (date of initial public investment) to December 31, 1999.

(4) Computed on an annualized basis.

(5) Not annualized.

(6) Reflects operations for the period from May 2, 2000 (date of initial public investment) to December 31, 2000.

(7) Reflects operations for the period from September 4, 2001 (date of initial public investment) to December 31, 2001.
(8) The payments by affiliates had no material impact on total return for the year ended December 31, 2001.

(See notes which are an integral part of the Financial Statements)

				Ratios to average net assets
Total distributions	Net Asset Value, end of period

		Total return(1)

				Net Expenses

						Net investment income

								Expense waiver reduction/ reimbursement(2)

										Net Assets, end of period (000 omitted)

(0.05)	$1.00

		5.03%		0.60%		4.89%		0.15%		$272,374
(0.05)	$1.00

		4.67%		0.60%		4.57%		0.15%		$336,085
(0.06)	$1.00

		5.81%		0.71%		5.67%		0.08%		$378,183
(0.03)	$1.00

		3.20%	(8)	0.96%		3.13%		0.05%		$430,582
(0.01)	$1.00

		0.70%		1.06%		0.70%		0.00%		$292,379

(0.03)	$1.00

		2.97%		0.57%		2.93%		0.20%		$133,295
(0.03)	$1.00

		2.69%		0.59%		2.64%		0.20%		$121,623
(0.03)	$1.00

		3.43%		0.72%		3.36%		0.10%		$109,755
(0.02)	$1.00

		2.00%		0.98%		1.95%		0.06%		$160,703
(0.01)	$1.00

		0.53%		1.10%		0.54%		0.00%		$123,208

(0.03)	$1.00	2.74%	(5)	0.57%	(4)	2.70%	(4)	0.43%	(4)	$ 19,567
(0.03)	$1.00

		3.48%		0.77%		3.45%		0.16%		$ 51,182
(0.02)	$1.00

		1.89%		1.03%		1.96%		0.05%		$ 21,193
--	$1.00	0.37%		1.24%		0.36%		0.00%		$ 5,921

(0.05)	$1.00

		4.85%		0.50%		4.74%		0.15%		$ 54,522
(0.04)	$1.00

		4.42%		0.49%		4.34%		0.15%		$ 40,788
(0.05)	$1.00

		5.56%		0.63%		5.41%		0.07%		$ 37,717
(0.03)	$1.00

		3.09%		0.87%		3.11%		0.05%		$ 37,561
(0.01)	$1.00

		0.77%		0.98%		0.74%		0.00%		$ 51,545

(0.03)	$1.00

		3.44%	(5)	1.48%	(4)	5.07%	(4)	0.00%		$ 11
(0.03)	$1.00

		2.62%	(8)	1.51%		2.64%		0.00%		$ 18
--	$1.00

		0.24%		1.47%		0.22%		0.09%		$ 151

(0.01)	$1.00	0.77%	(5)	0.51%	(4)	1.88%	(4)	0.00%		$ 20,591
(0.01)	$1.00	1.21%		0.56%		1.18%		0.00%		$ 26,711

Financial Highlights

Equity Funds

(For a share outstanding throughout each period)

Year ended December 31,

	Net Asset Value, beginning of period

		Net investment income (operating loss)

				Net realized and unrealized gain (loss) investments

					Total from investment operations

						Distributions to shareholders from net investment income

							Distributions from paid in capital

								Distributions to shareholders from net realized gain on investment transactions

									Distributions in excess of net investment income
TRUST SHARES
Huntington Growth Fund
1998	$43.48	0.29		7.69	7.98	(0.29)	--	(1.21)	(0.18)
1999	$49.78	0.30		6.16	6.46	(0.30)	--	(6.42)	--
2000	$49.52	--		1.83	1.83	--	--	(0.72)	(0.05)
2001	$50.58	(0.04	)(3)	(8.43)	(8.47)	--	--	--	--
2002	$42.11	(0.05)		(9.34)	(9.39)	--	--	--	--
Huntington Income Equity Fund
1998	$36.30	1.09		5.26	6.35	(1.09)	--	(0.71)	--
1999	$40.85	1.16		(3.87)	(2.71)	(1.14)	--	(0.27)	(0.02)
2000	$36.71	1.19		(0.69)	0.50	(1.24)	--	(0.68)	--
2001	$35.29	1.13		(0.48)	0.65	(1.12)	--	(0.49)	--
2002	$34.33	1.06		(5.31)	(4.25)	(1.06)	--	(0.09)	--
Huntington Rotating Index Fund
2001(4)	$10.00	(0.04	)(3)	(0.97)	(1.01)	--	--	--	--
2002	$ 8.99	(0.04)		(1.39)	(1.43)	--	--	--	--
Huntington Dividend Capture Fund
2001(8)	$10.00	0.51	(3)	0.20	0.71	(0.60)	--	--	--
2002	$10.11	0.49		(0.49)	--	(0.49)	--	--	--
Huntington International Equity Fund
2001(8)	$10.00	(0.04	)(3)	(2.27)	(2.31)	(0.01)	--	--	--
2002	$ 7.68	(0.01)		(1.01)	(1.02)	--	--	--	--
Huntington Mid Corp America Fund
2001(8)	$10.00	--	(3)	0.44	0.44	(0.03)	--	(0.01)	--
2002	$10.40	(0.03)		(1.34)	(1.37)	--	--	--	--
Huntington New Economy Fund
2001(8)	$10.00	(0.03	)(3)	0.16	0.13	--	(0.02)(10)	--	--
2002

	$10.11	(0.08)		(1.28)	(1.36)	--	--	--	--
Huntington Situs Small Cap Fund
2002(9)	$10.00	--		0.22	0.22	--	--	--	--

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) This contractual expense decrease is reflected in both the expense and net investment income ratios.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Reflects operations for the period from May 1, 2001 (date of initial public investment) to December 31, 2001.

(5) Not annualized.

(6) Computed on an annualized basis.

(7) Does not include the effect of expenses of underlying fund.

(8) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.

(9) Reflects operations for the period from September 30, 2002 (date of initial public investment) to December 31, 2002.

(10) Represents a return of capital for federal income tax purposes.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets
Total distributions

	Net Asset Value, end of period

		Total return(1)

			Net Expenses

				Net investment income

					Expense waiver reduction/ reimbursement(2)

							Net Assets, end of period (000 omitted)

								Portfolio turnover rate

(1.68)

	$49.78

		18.55%	0.79%	0.62%	0.00%		$322,564	11%
(6.72)

	$49.52

		13.59%	0.82%	0.57%	0.00%		$295,268	10%
(0.77)

	$50.58

		3.74%	0.84%	0.00%	0.03%		$292,679	24%
--

	$42.11

		(16.75)%	1.07%	(0.10)%	0.05%		$242,249	12%
--

	$32.72

		(22.30)%	1.18%	(0.15)%	0.00%		$189,356	15%

(1.80)

	$40.85

		17.79%	0.81%	2.83%	0.00%		$249,051	13%
(1.43)

	$36.71

		(6.75)%	0.82%	2.93%	0.00%		$225,647	20%
(1.92)

	$35.29

		1.51%	0.85%	3.40%	0.03%		$216,695	41%
(1.61)

	$34.33

		1.84%	1.05%	3.18%	0.05%		$210,870	33%
(1.15)

	$28.93

		(12.62)%	1.18%	3.32%	0.00%		$176,885	29%

--

	$ 8.99

		(10.10)%(5)	2.06%(6)(7)	(0.58)%(6)(7)	0.00%		$ 4,962	0%
--

	$ 7.56

		(15.91)%	1.52%	(0.54)%	0.00%		$ 14,740	102%

(0.60)

	$10.11

		7.27%(5)	1.78%(6)	5.78%(6)	0.01%	(6)	$ 17,089	172%
(0.49)

	$ 9.62

		(0.04)%	1.66%	5.04%	0.00%		$ 24,361	88%

(0.01)

	$ 7.68

		(23.11)%(5)	2.20%(6)	(0.57)%(6)	0.01%	(6)	$ 24,099	121%
--

	$ 6.66

		(13.28)%	1.84%	(0.14)%	0.00%		$ 48,795	68%

(0.04)

	$10.40

		4.39%(5)	1.43%(6)	0.02%(6)	0.01%	(6)	$ 53,001	11%
--

	$ 9.03

		(13.17)%	1.42%	(0.33)%	0.00%		$ 89,248	16%

(0.02)	$10.11	1.35%(5)	1.96%(6)	(0.38)%(6)	0.02%	(6)	$ 10,444	45%
--	$ 8.75	(13.45)%	1.90%	(1.13)%	0.04%		$ 22,478	39%

--	$10.22	2.20%(5)	2.29%(6)	(1.30)%(6)	0.00%	(6)	$ 13,249	9%

Financial Highlights

Equity Funds

(For a share outstanding throughout each period)

Year ended December 31,

	Net Asset Value, beginning of period

		Net investment income (operating loss)

			Net realized and unrealized gain (loss) investments

				Total from investment operations

					Distributions to shareholders from net investment income

						Distributions from paid in capital

							Distributions to shareholders from net realized gain on investment transactions

								Distributions in excess of net investment income
INVESTMENT A SHARES
Huntington Growth Fund
1998	$43.46	0.19	7.67	7.86	(0.17)	--	(1.21)	(0.18)
1999	$49.76	0.18	6.12	6.30	(0.17)	--	(6.42)	--
2000	$49.47	(0.12)	1.83	1.71	--	--	(0.72)	(0.03)
2001	$50.43	(0.16)(3)	(8.40)	(8.56)	--	--	--	--
2002	$41.87	(0.15)	(9.26)	(9.41)	--	--	--	--
Huntington Income Equity Fund
1998	$36.29	0.98	5.29	6.27	(0.99)	--	(0.71)	--
1999	$40.86	1.03	(3.85)	(2.82)	(1.03)	--	(0.27)	(0.02)
2000	$36.72	1.11	(0.70)	0.41	(1.14)	--	(0.68)	--
2001	$35.31	1.05	(0.49)	0.56	(1.04)	--	(0.49)	--
2002	$34.34	0.99	(5.31)	(4.32)	(0.98)	--	(0.09)	--
Huntington Rotating Index Fund
2001(6)	$10.00	(0.04)(3)	(0.99)	(1.03)	--	--	--	--
2002	$ 8.97	(0.05)	(1.39)	(1.44)	--	--	--	--
Huntington Dividend Capture Fund
2001(7)	$10.00	0.48(3)	0.21	0.69	(0.58)	--	--	--
2002	$10.11	0.47	(0.50)	(0.03)	(0.47)	--	--	--
Huntington International Equity Fund
2001(7)	$10.00	0.01(3)	(2.34)	(2.33)	(0.01)	--	--	--
2002	$ 7.66	(0.04)	(0.99)	(1.03)	--	--	--	--
Huntington Mid Corp America Fund
2001(7)	$10.00	(0.03)(3)	0.43	0.40	(0.02)	--	(0.01)	--
2002	$10.37	(0.04)	(1.35)	(1.39)	--	--	--	--
Huntington New Economy Fund
2001(7)	$10.00	(0.07)(3)	0.20	0.13	--	(0.02)(9)	--	--
2002	$10.11	(0.08)	(1.31)	(1.39)	--	--	--	--
Huntington Situs Small Cap Fund
2002(8)	$10.00	--	0.21	0.21	--	--	--	--

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) This contractual expense decrease is reflected in both the expense and net investment income ratios.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) Reflects operations for the period from May 1, 2001 (date of initial public investment) to December 31, 2001.

(7) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.

(8) Reflects operations for the period from September 30, 2002 (date of initial public investment) to December 31, 2002.

(9) Represents a return of capital for federal income tax purposes.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets
Total distributions	Net Asset Value, end of period

		Total return(1)

			Net Expenses

				Net investment income

					Expense waiver reduction/ reimbursement(2)

						Net Assets, end of period (000 omitted)

							Portfolio turnover rate

(1.56)	$49.76	18.25%	1.04%	0.37%	0.00%	$16,501	11%
(6.59)	$49.47	13.25%	1.07%	0.33%	0.00%	$17,290	10%
(0.75)	$50.43

		3.50%	1.09%	(0.24)%	0.03%	$15,665	24%
--	$41.87

		(16.97)%	1.32%	(0.36)%	0.05%	$11,899	12%
--	$32.46

		(22.47)%	1.49%	(0.42)%	0.00%	$ 8,728	15%

(1.70)	$40.86	17.56%	1.06%	2.58%	0.00%	$ 1,885	13%
(1.32)	$36.72	(7.00)%	1.07%	2.68%	0.00%	$ 1,667	20%
(1.82)	$35.31	1.27%	1.10%	3.14%	0.03%	$ 1,862	41%
(1.53)	$34.34	1.55%	1.30%	2.93%	0.05%	$ 2,053	33%
(1.07)	$28.95	(12.81)%	1.43%	3.08%	0.00%	$ 2,007	29%

--	$ 8.97

		(10.30)%(4)	2.31%(5)	(0.63)%(5)	0.00%	$ 298	0%
--	$ 7.53

		(16.05)%	1.78%	(0.82)%	0.00%	$ 648	102%

(0.58)	$10.11

		7.10%(4)	2.03%(5)	5.34%(5)	0.01%(5)	$ 1,125	172%
(0.47)	$ 9.61

		(0.40)%	1.91%	4.74%	0.00%	$ 1,337	88%

(0.01)	$ 7.66

		(23.32)%(4)	2.45%(5)	0.07%(5)	0.01%(5)	$ 34	121%
--	$ 6.63

		(13.45)%	2.05%	(0.66)%	0.00%	$ 101	68%

(0.03)	$10.37

		4.01%(4)	1.68%(5)	(0.35)%(5)	0.01%(5)	$ 283	11%
--	$ 8.98

		(13.40)%	1.66%	(0.55)%	0.00%	$ 870	16%

(0.02)	$10.11

		1.28%(4)	2.21%(5)	(0.81)%(5)	0.02%(5)	$ 128	45%
--	$ 8.72	(13.75)%	2.13%	(1.34)%	0.04%	$ 339	39%

--	$10.21	2.10%(4)	2.25%(5)	(1.41)%(5)	0.00%(5)	$ 10	9%

Financial Highlights

Equity Funds

(For a share outstanding throughout each period)

Year ended December 31,

	Net Asset Value, beginning of period

		Net investment income (operating loss)

			Net realized and unrealized gain/(loss) investments

				Total from investment operations

					Distributions to shareholders from net investment income

						Distributions from paid in capital

							Distributions to shareholders from net realized gain on investment transactions
INVESTMENT B SHARES
Huntington Growth Fund
2000(6)	$50.06	(0.04)	0.87	0.83	--	--	(0.72)
2001	$50.17	(0.40)(3)	(8.33)	(8.73)	--	--	--
2002	$41.44	(0.24)	(9.24)	(9.48)	--	--	--
Huntington Income Equity Fund
2000(6)	$35.83	0.53	0.21	0.74	(0.69)	--	(0.68)
2001	$35.20	0.83	(0.46)	0.37	(0.79)	--	(0.49)
2002	$34.29	0.82	(5.30)	(4.48)	(0.84)	--	(0.09)
Huntington Dividend Capture Fund
2001(7)	$10.00	0.44(3)	0.20	0.64	(0.54)	--	--
2002	$10.10	0.42	(0.49)	(0.07)	(0.42)	--	--
Huntington International Equity Fund
2001(7)	$10.00	(0.13)(3)	(2.22)	(2.35)	(0.01)	--	--
2002	$ 7.64	(0.04)	(1.02)	(1.06)	--	--	--
Huntington Mid Corp America Fund
2001(7)	$10.00	(0.08)(3)	0.44	0.36	(0.01)	--	(0.01)
2002	$10.34	(0.07)	(1.36)	(1.43)	--	--	--
Huntington New Economy Fund
2001(7)	$10.00	(0.13)(3)	0.19	0.06	(0.01)	(0.01)(9)	--
2002	$10.05	(0.14)	(1.28)	(1.42)	--	--	--
Huntington Situs Small Cap Fund
2002(8)	$10.00	--	0.20	0.20	--	--	--

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2) This contractual expense decrease is reflected in both the expense and net investment income ratios.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

(7) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.

(8) Reflects operations for the period from September 30, 2002 (date of initial public investment) to December 31, 2002.

(9) Represents a return of capital for federal income tax purposes.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets
Total distributions	Net Asset Value, end of period

		Total return(1)

			Net Expenses

				Net investment income

					Expense waiver reduction/ reimbursement(2)

						Net Assets, end of period (000 omitted)

							Portfolio turnover rate

(0.72)	$50.17

		1.70%(4)	1.86%(5)	(0.89)%(5)	--	$ 87	24%
--	$41.44

		(17.40)%	1.87%	(0.92)%	--	$1,634	12%
--	$31.96

		(22.88)%	1.93%	(0.88)%	--	$3,084	15%

(1.37)	$35.20

		2.16%(4)	1.96%(5)	2.25%(5)	--	$ 1	41%
(1.28)	$34.29

		1.04%	1.85%	2.15%	--	$ 909	33%
(0.93)	$28.88

		(13.27)%	1.93%	2.67%	--	$3,802	29%

(0.54)	$10.10

		6.57%(4)	2.54%(5)	4.80%(5)	--	$1,920	172%
(0.42)	$ 9.61	(0.78)%	2.41%	4.42%	--	$5,001	88%

(0.01)	$ 7.64

		(23.55)%(4)	2.96%(5)	(1.80)%(5)	--	$ 77	121%
--	$ 6.58

		(13.87)%	2.59%	(0.88)%	--	$ 179	68%

(0.02)	$10.34

		3.58%(4)	2.19%(5)	(0.92)%(5)	--	$1,097	11%
--	$ 8.91

		(13.83)%	2.16%	(1.06)%	--	$3,082	16%

(0.01)	$10.05	0.57%(4)	2.73%(5)	(1.52)%(5)	--	$ 460	45%
--	$ 8.63	(14.13)%	2.65%	(1.88)%	0.04%	$ 908	39%

--	$10.20	2.00%(4)	3.00%(5)	(2.05)%(5)	--	$ 88	9%

Financial Highlights

Fixed Income Funds

(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, beginning of period	Net investment income (operating loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investment transactions	Total distributions
TRUST SHARES
Huntington Mortgage Securities Fund
1998(4)	$ 8.24	0.50	0.01	0.51	(0.50)	--	(0.50)
1999	$ 8.25	0.47	(0.39)	0.08	(0.47)	--	(0.47)
2000	$ 7.86	0.49	0.25	0.74	(0.49)	--	(0.49)
2001	$ 8.11	0.44	0.20	0.64	(0.43)	--	(0.43)
2002	$ 8.32	0.38	0.24	0.62	(0.39)	--	(0.39)
Huntington Ohio Tax-Free Fund
1998	$21.74	0.98	0.11	1.09	(0.98)	(0.02)	(1.00)
1999	$21.83	0.95	(1.15)	(0.20)	(0.94)	(0.01)	(0.95)
2000	$20.68	0.97	0.64	1.61	(0.97)	--	(0.97)
2001	$21.32	0.84	(0.08)	0.76	(0.84)	(0.29)	(1.13)
2002	$20.95	0.73	0.96	1.69	(0.73)	(0.04)	(0.77)
Huntington Michigan Tax-Free Fund*
1998(7)	$10.89	0.25	0.06	0.31	(0.23)	--	(0.23)
1998(9)	$10.97	0.29	0.06	0.35	(0.31)	(0.02)	(0.33)
1999	$10.99	0.49	(0.55)	(0.06)	(0.49)	--	(0.49)
2000	$10.44	0.48	0.29	0.77	(0.49)	(0.01)	(0.50)
2001	$10.71	0.43	(0.02)	0.41	(0.42)	(0.24)	(0.66)
2002	$10.46	0.34	0.50	0.84	(0.35)	(0.03)	(0.38)
Huntington Fixed Income Securities Fund
1998	$21.41	1.26	0.65	1.91	(1.26)	(0.28)	(1.54)
1999	$21.78	1.23	(2.05)	(0.82)	(1.22)	--	(1.22)
2000	$19.74	1.29	0.53	1.82	(1.31)	--	(1.31)
2001	$20.25	1.12	0.12	1.24	(1.11)	--	(1.11)
2002	$20.77	0.98	0.52	1.50	(1.00)	--	(1.00)
Huntington Intermediate Government Income Fund*
1998(7)	$10.16	0.29	0.04	0.33	(0.26)	--	(0.26)
1998(9)	$10.23	0.33	0.21	0.54	(0.35)	--	(0.35)
1999	$10.42	0.55	(0.66)	(0.11)	(0.55)	--	(0.55)
2000	$ 9.76	0.57	0.47	1.04	(0.58)	--	(0.58)
2001	$10.22	0.54(3)	0.01	0.55	(0.52)	--	(0.52)
2002	$10.43	0.46	0.50	0.96	(0.47)	--	(0.47)
Huntington Short/Intermediate Fixed Income Securities Fund
1998	$20.04	1.15	0.24	1.39	(1.15)	(0.15)	(1.30)
1999	$20.13	1.10	(0.90)	0.20	(1.09)	--	(1.09)
2000	$19.24	1.16	0.29	1.45	(1.17)	--	(1.17)
2001	$19.52	1.07	(0.13)	0.94	(1.06)	--	(1.06)
2002	$19.77	0.87	0.11	0.98	(0.88)	--	(0.88)

* In 1998, the fiscal year end of Huntington Michigan Tax-Free and Huntington Intermediate Government Fund was changed from November 30 to May 31, and subsequently to December 31 to coincide with the other Huntington Funds.

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) This contractual expense decrease is reflected in both the expense and net investment income ratios.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Effective April 24, 1998, Piper Capital Management, Inc. ceased to serve as the subadviser for Mortgage Securities Fund.

(5) Not annualized.

(6) Computed on an annualized basis.

(7) Six months ended May 31.

(8) Expense ratios reflect the operating expense in effect during the period prior to and subsequent to the reorganization.

(9) Seven months ended December 31.

(10) Total return would have been 6.37% without the payments by affiliates. See note J of Notes to Financial Statements.

(11) Total return would have been 5.52% without the payments by affiliates. See note J of Notes to Financial Statements.

(12) Total return would have been 4.95% without the payments by affiliates. See note J of Notes to Financial Statements.

(See notes which are an integral part of the Financial Statements)

				Ratios to average net assets
Payments by affiliates	Net Asset Value, end of period	Total return(1)		Net Expenses		Net investment income		Expense waiver reduction/ reimbursement		Net assets, end of period (000 omitted)	Portfolio turnover rate

--	$ 8.25	6.41%		0.63%		6.09%		0.20%		$ 34,991	17%
--	$ 7.86	1.01%		0.95%		5.81%		0.20%		$ 32,193	20%
--	$ 8.11	9.87%		0.76%		6.24%		0.09%		$ 31,849	9%
--	$ 8.32	8.14%		1.03%		5.37%		0.05%		$ 35,938	25%
--	$ 8.55	7.61%		1.19%		4.46%		--		$ 46,313	63%

--	$21.83	5.16%		0.73%		4.50%		--		$ 63,148	9%
--	$20.68	(0.92)%		0.82%		4.44%		--		$ 52,723	11%
--	$21.32	8.01%		0.85%		4.62%		0.03%		$ 48,408	1%
--	$20.95	3.60%		1.00%		3.95%		0.05%		$ 42,276	39%
--	$21.87	8.20%		1.17%		3.39%		--		$ 52,160	28%

--	$10.97	2.86	%(5)	0.75	%(6)(9)	4.55	%(6)	0.14	%(6)	$ 27,440	2%
--	$10.99	3.31	%(5)	0.67	%(6)	4.57	%(6)	0.07	%(6)	$ 23,995	7%
--	$10.44	(0.54)%		0.74%		4.57%		0.07%		$ 20,809	6%
--	$10.71	7.53%		0.83%		4.60%		0.05%		$ 16,392	0%
--	$10.46	3.89%		1.08%		3.93%		0.05%		$ 16,374	100%
--	$10.92	8.15%		1.33%		3.24%		--		$ 18,268	27%

--	$21.78	9.18%		0.70%		5.78%		--		$168,453	47%
--	$19.74	(3.84)%		0.74%		5.99%		--		$150,787	44%
--	$20.25	9.56%		0.76%		6.53%		0.03%		$157,978	28%
0.39	$20.77	8.30	%(10)	0.97%		5.44%		0.04%		$149,588	149%
--	$21.27	7.45%		1.08%		4.74%		--		$146,976	54%

--	$10.23	3.33	%(5)	0.76	%(6)(9)	5.67	%(6)	0.02	%(6)	$116,317	14%
--	$10.42	5.34	%(5)	0.69	%(6)	5.38	%(6)	0.05	%(6)	$109,261	7%
--	$ 9.76	(1.09)%		0.73%		5.45%		0.05%		$ 99,566	14%
--	$10.22	11.03%		0.77%		5.77%		0.04%		$ 75,342	24%
0.18	$10.43	7.28	%(11)	0.99%		5.05%		0.05%		$ 69,700	64%
--	$10.92	9.46%		1.10%		4.38%		--		$ 81,232	60%

--	$20.13	7.13%		0.71%		5.68%		--		$127,715	61%
--	$19.24	1.05%		0.73%		5.60%		--		$113,341	92%
--	$19.52	7.83%		0.73%		6.01%		0.03%		$115,511	29%
0.37	$19.77	6.84	%(12)	0.93%		5.39%		0.05%		$113,552	65%
--	$19.87	5.08%		1.07%		4.41%		--		$121,093	58%

Financial Highlights

Fixed Income Funds

(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, beginning of period	Net investment income/ (operating loss)	Net realized and unrealized gain/(loss) investments	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investment transactions	Total distributions
INVESTMENT A SHARES
Huntington Mortgage Securities Fund
1998(4)	$ 8.26	0.48	0.01	0.49	(0.48)	--	(0.48)
1999	$ 8.27	0.45	(0.38)	0.07	(0.45)	--	(0.45)
2000	$ 7.89	0.49	0.23	0.72	(0.47)	--	(0.47)
2001	$ 8.14	0.42	0.20	0.62	(0.41)	--	(0.41)
2002	$ 8.35	0.36	0.24	0.60	(0.37)	--	(0.37)
Huntington Ohio Tax-Free Fund
1998	$21.73	0.93	0.11	1.04	(0.93)	(0.02)	(0.95)
1999	$21.82	0.87	(1.12)	(0.25)	(0.89)	(0.01)	(0.90)
2000	$20.67	0.92	0.64	1.56	(0.92)	--	(0.92)
2001	$21.31	0.79	(0.08)	0.71	(0.79)	(0.29)	(1.08)
2002	$20.94	0.68	0.96	1.64	(0.68)	(0.04)	(0.72)
Huntington Michigan Tax-Free Fund*
1998(7)	$10.89	0.24	0.06	0.30	(0.22)	--	(0.22)
1998(9)	$10.97	0.28	0.06	0.34	(0.30)	(0.02)	(0.32)
1999	$10.99	0.46	(0.55)	(0.09)	(0.46)	--	(0.46)
2000	$10.44	0.46	0.28	0.74	(0.46)	(0.01)	(0.47)
2001	$10.71	0.39	(0.01)	0.38	(0.39)	(0.24)	(0.63)
2002	$10.46	0.32	0.50	0.82	(0.32)	(0.03)	(0.35)
Huntington Fixed Income Securities Fund
1998	$21.41	1.20	0.66	1.86	(1.21)	(0.28)	(1.49)
1999	$21.78	1.08	(1.95)	(0.87)	(1.17)	--	(1.17)
2000	$19.74	1.24	0.53	1.77	(1.26)	--	(1.26)
2001	$20.25	1.12	0.07	1.19	(1.06)	--	(1.06)
2002	$20.77	0.94	0.50	1.44	(0.95)	--	(0.95)
Huntington Intermediate Government Income Fund*
1998(7)	$10.16	0.28	0.05	0.33	(0.25)	--	(0.25)
1998(9)	$10.24	0.31	0.20	0.51	(0.33)	--	(0.33)
1999	$10.42	0.54	(0.68)	(0.14)	(0.52)	--	(0.52)
2000	$ 9.76	0.54	0.47	1.01	(0.55)	--	(0.55)
2001	$10.22	0.51(3)	0.01	0.52	(0.49)	--	(0.49)
2002	$10.43	0.44	0.50	0.94	(0.45)	--	(0.45)
INVESTMENT B SHARES
Huntington Fixed Income Securities Fund
2000(11)	$19.56	0.75	0.73	1.48	(0.79)	--	(0.79)
2001	$20.25	0.63	0.44	1.07	(0.96)	--	(0.96)
2002	$20.75	0.83	0.50	1.33	(0.85)	--	(0.85)

* In 1998, the fiscal year end of Huntington Michigan Tax-Free and Huntington Intermediate Government Fund was changed from November 30 to May 31, and subsequently to December 31 to coincide with the other Huntington Funds.

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) This contractual expense decrease is reflected in both the expense and net investment income ratios.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Effective April 24, 1998, Piper Capital Management, Inc. ceased to serve as the subadviser for Mortgage Securities Fund.

(5) Not annualized.

(6) Computed on an annualized basis.

(7) Year ended November 30.

(8) Six months ended May 31.

(9) Expense ratios reflect the operating expense in effect during the period prior to and subsequent to the reorganization.

(10) Seven months ended December 31.

(11) Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

(12) Total return would have been 6.11% without the payments by affiliates. See note J of Notes to Financial Statements.

(13) Total return would have been 5.25% without the payments by affiliates. See note J of Notes to Financial Statements.

(14) Total return would have been 5.46% without the payments by affiliates. See note J of Notes to Financial Statements.

(See notes which are an integral part of the Financial Statements)

				Ratios to average net assets
Payments by affiliates	Net Asset, Value, end of period	Total return(1)		Net Expenses		Net investment income		Expense waiver reduction/ reimbursement		Net Assets, end of period (000 omitted)	Portfolio turnover rate

--	$ 8.27	6.09%		0.88%		5.84%		0.45%		$1,068	17%
--	$ 7.89	0.88%		1.45%		5.54%		0.45%		$1,025	20%
--	$ 8.14	9.55%		1.01%		6.01%		0.19%		$ 779	9%
--	$ 8.35	7.85%		1.28%		5.12%		0.05%		$ 826	25%
--	$ 8.58	7.30%		1.44%		4.07%		--		$2,859	63%

--	$21.82	4.90%		0.98%		4.25%		--		$1,519	9%
--	$20.67	(1.17)%		1.07%		4.44%		--		$1,310	11%
--	$21.31	7.73%		1.10%		4.37%		0.03%		$1,119	1%
--	$20.94	3.35%		1.25%		3.63%		0.04%		$1,923	39%
--	$21.86	7.94%		1.43%		3.11%		--		$3,292	28%

--	$10.97	2.75	%(5)	1.00	%(6)(9)	4.30	%(6)	0.21	%(6)	$9,946	2%
--	$10.99	3.14	%(5)	0.92	%(6)	4.32	%(6)	0.07%		$8,764	7%
--	$10.44	(0.77)%		0.98%		4.33%		0.07%		$7,183	6%
--	$10.71	7.27%		1.09%		4.34%		0.05%		$6,059	0%
--	$10.46	3.63%		1.33%		3.70%		0.05%		$5,023	100%
--	$10.93	7.98%		1.58%		2.99%		--		$5,209	27%

--	$21.78	8.93%		0.95%		5.53%		--		$1,586	47%
--	$19.74	(4.07)%		1.06%		5.65%		--		$1,293	44%
--	$20.25	9.27%		1.01%		6.29%		0.02%		$1,132	28%
0.39	$20.77	8.04	%(12)	1.22%		5.18%		0.04%		$1,205	149%
--	$21.26	7.14%		1.33%		4.47%		--		$1,512	54%

--	$10.24	3.31	%(5)	1.01	%(6)(9)	5.42	%(6)	0.09	%(6)	$3,217	14%
--	$10.42	5.06	%(5)	0.94	%(6)	5.13	%(6)	0.05%		$3,084	7%
--	$ 9.76	(1.33)%		0.74%		5.46%		0.04%		$2,055	14%
--	$10.22	10.74%		1.02%		5.52%		0.04%		$1,705	24%
0.18	$10.43	7.01	%(13)	1.24%		4.80%		0.05%		$1,706	64%
--	$10.92	9.17%		1.35%		3.89%		--		$6,766	60%

--	$20.25	7.72	%(5)	1.68	%(9)	5.73	%(6)	--		$ 2	28%
0.39	$20.75	7.39	%(14)	1.76%		4.39%		--		$ 472	149%
--	$21.23	6.59%		1.82%		3.88%		--		$1,852	58%

Combined Notes to Financial Statements

December 31, 2002

(1) Organization

The Huntington Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust operates eighteen separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually referred to as a "Fund," or collectively as the "Funds"):

Funds	Investment Shares Offered
Huntington Money Market Fund ("Money Market")	Trust, A, B & Interfund
Huntington Ohio Municipal Money Market Fund ("Ohio Municipal Money Market")	Trust & A
Huntington Florida Tax-Free Money Fund ("Florida Tax-Free Money")	Trust & A
Huntington U.S. Treasury Money Market Fund ("U.S. Treasury Money Market")	Trust & A
Huntington Growth Fund ("Growth")	Trust, A & B
Huntington Income Equity Fund ("Income Equity")	Trust, A & B
Huntington Rotating Index Fund ("Rotating Index")	Trust & A
Huntington Dividend Capture Fund ("Dividend Capture")	Trust, A & B
Huntington International Equity Fund ("International Equity")	Trust, A & B
Huntington Mid Corp America Fund ("Mid Corp America")	Trust, A & B
Huntington New Economy Fund ("New Economy")	Trust, A & B
Huntington Situs Small Cap Fund ("Situs Small Cap")	Trust, A & B
Huntington Mortgage Securities Fund ("Mortgage Securities")	Trust & A
Huntington Ohio Tax-Free Fund ("Ohio Tax-Free")	Trust & A
Huntington Michigan Tax-Free Fund ("Michigan Tax-Free")	Trust & A
Huntington Fixed Income Securities Fund ("Fixed Income")	Trust, A & B
Huntington Intermediate Government Income Fund ("Intermediate Government Income")	Trust & A
Huntington Short/Intermediate Fixed Income Securities Fund ("Short/Intermediate Fixed Income")	Trust

Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

A. Investment Valuations

Investments in securities traded on a national securities exchange or reported on the NADSAQ National Market System (other than U.S. government obligations held by the Mortgage Securities Fund, which are valued at the mean between the over-the-counter bid and asked prices furnished by an independent pricing service) are valued at the last reported sales price on the principal exchange as furnished by an independent pricing service on the day of valuation. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities not included in the NASDAQ National Market System, investment securities are valued at a bid price furnished by the independent pricing service. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value. Options contracts are valued at the last quoted bid price as reported on the primary exchange or board of trade on which such options are traded. Investments in other open-end investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

B. Repurchase Agreements

It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Each Fund (except Short/Intermediate Fixed Income) offers multiple classes of shares, which differ in their respective distribution and service fees. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. All shareholders bear the common expenses of the respective Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for net operating losses, return of capital, REITs, foreign currency gains and losses and non-deductible stock issuance cost.

D. Federal Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Withholding taxes on foreign interest, dividends and capital gains with respect to International Equity have been provided for in accordance with the Fund's applicable country's tax rules and rates.

Tax cost of securities differs from cost for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes. As of December 31, 2002, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Money Market	$743,349,069	$--	$--	$--
Ohio Municipal Money Market	198,096,000	--	--	--
Florida Tax-Free Money	26,226,796	--	--	--
U.S. Treasury Money Market	585,590,681	--	(2,070)	(2,070)
Growth	126,060,412	90,012,718	(14,934,188)	75,078,530
Income Equity	139,761,445	48,179,865	(5,625,076)	42,554,790
Rotating Index	17,749,578	127,398	(2,459,089)	(2,331,691)
Dividend Capture	31,765,314	1,021,200	(1,856,424)	(835,224)
International Equity	52,964,556	1,293,233	(5,181,712)	(3,888,479)
Mid Corp America	102,273,032	4,990,354	14,051,995)	(9,061,641)
New Economy	25,553,717	1,579,896	(3,405,238)	(1,825,342)
Situs Small Cap	13,416,848	802,654	(510,166)	292,488
Mortgage Securities	47,396,006	1,834,106	(285,291)	1,548,815
Ohio Tax-Free	52,005,997	3,200,497	(29,501)	3,170,996
Michigan Tax-Free	22,072,722	1,238,486	(17,323)	1,221,163
Fixed Income	140,416,985	8,817,722	(475,383)	8,342,339
Intermediate Government Income	82,587,866	4,856,648	(14,755)	4,841,893
Short/Intermediate Fixed Income Securities	115,544,924	4,248,901	(144,074)	4,104,827

As of December 31, 2002, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any to the extent provided by the treasury regulations:

Fund	Amount	Expires
Growth	$ 819,429	2009
Growth	778,746	2010
Rotating Index	1,561,047	2010
Dividend Capture	556,973	2010
International Equity	3,722,182	2009
International Equity	2,768,740	2010
Mid Corp America	2,289,979	2010
New Economy	433,594	2009
New Economy	1,100,855	2010
Situs Small Cap	39,915	2010
Mortgage Securities	10,841,602	2003
Mortgage Securities	2,455,048	2004
Mortgage Securities	2,540	2007
Mortgage Securities	31,377	2008
Fixed Income	1,061,682	2008
Fixed Income	2,472,682	2010
Intermediate Government Income	135,291	2008
Short/Intermediate Fixed Income Securities	712,411	2007
Short/Intermediate Fixed Income Securities	1,049,167	2008
Short/Intermediate Fixed Income Securities	1,491,454	2009

E. When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

F. Foreign Exchange Contracts

International Equity may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. International Equity may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency translations are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2002, International Equity had no outstanding foreign currency commitments.

G. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividend, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

H. Written Options Contracts

Certain of the Funds may write options contracts. A written option obligates the Funds to deliver a call, or to receive a put, at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the fiscal year ended December 31, 2002, Dividend Capture had a realized gain of $80,816 on written options.

The following is a summary of the Dividend Capture's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2001	225	$32,001
Options written	960	148,193
Options expired	(240)	(44,870)
Options closed	(480)	(76,010)
Options exercised	(255)	(33,596)
Outstanding at 12/31/2002	210	$25,718

At December 31, 2002, Dividend Capture had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation (Depreciation)
Cooper Industries, Ltd.	Call	January 2003	35	50	9,250	$(3,983)
Household International, Inc.	Call	January 2003	30	20	100	2,286
JC Penney Co., Inc.	Call	February 2003	25	50	3,750	2,510
Kerr-McGee Corp.	Call	January 2003	45	30	3,000	2,679
PerkinElmer, Inc.	Call	January 2003	5	50	15,000	(11,441)
R.J. Reynolds Tobacco Holdings, Inc.	Call	May 2003	45	10	2,250	317
NET UNREALIZED DEPRECIATION ON WRITTEN OPTION CONTRACTS						$(7,632)

I. Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. A Funds' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds' pricing committee.

J. Payments by Affiliates

During the period ended December 31, 2001, Huntington Bancshares, Inc. voluntarily contributed $4,161,828 to the Money Market Fund. In addition, Huntington Bancshares, Inc. voluntarily purchased securities from the Intermediate Government Income, Short/Intermediate Fixed Income Securities, and Fixed Income Securities Funds for their amortized cost. The payments by affiliates in the accompanying financial statements reflect the difference between the fair market value and amortized cost of the securities. As a result of the transactions, $3,116,000, $1,335,000 and $2,226,000 of the Fixed Income, Intermediate Government Income, and Short/Intermediate Fixed Income Funds, respectively, were deemed as a payment by affiliates, to reimburse the effect of the loss.

K. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimated.

L. Other

Investment transactions are accounted for on a trade date basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (with a par value of $.001 per share). Transactions in capital stock (in thousands (000) for both dollars and shares) were as follows:

	CAPITAL TRANSACTIONS

					SHARE TRANSACTIONS

	Trust Shares
					Trust Shares
	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change
Huntington Money Market Fund
Year Ended December 31, 2001	$1,284,090	$25	$(1,121,929)	$162,186	1,284,090	25	(1,121,929)	162,186
Year Ended December 31, 2002	931,139	17	(1,225,085)	(293,929)	931,139	17	(1,225,085)	(293,929)
Huntington Ohio Municipal Money Market Fund
Year Ended December 31, 2001	101,734	7	(121,648)	(19,907)	101,734	7	(121,648)	(19,907)
Year Ended December 31, 2002	79,188	10	(85,443)	(6,245)	79,188	10	(85,443)	(6,245)
Huntington Florida Tax-Free Money Fund
Year Ended December 31, 2001	52,273	--	(64,728)	(12,455)	52,273	--	(64,728)	(12,455)
Year Ended December 31, 2002	47,931	5	(53,630)	(5,694)	47,925	5	(53,625)	(5,695)
Huntington U.S. Treasury Money Market Fund
Year Ended December 31, 2001	1,961,917	16	(1,880,867)	81,066	1,961,917	16	(1,880,867)	81,066
Year Ended December 31, 2002	1,167,590	97	(1,094,546)	73,140	1,167,573	97	(1,094,546)	73,124

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Class A Shares				Class A Shares
	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change
Huntington Money Market Fund
Year Ended December 31, 2001	$751,650	$6,916	$(706,438)	$52,128	751,650	6,916	(706,438)	52,128
Year Ended December 31, 2002	632,975	1,154	(772,335)	(138,206)	632,975	1,154	(772,335)	(138,206)
Huntington Ohio Municipal Money Market Fund
Year Ended December 31, 2001	366,566	503	(316,118)	50,951	366,566	503	(316,118)	50,951
Year Ended December 31, 2002	239,845	159	(277,510)	(37,506)	239,845	159	(277,510)	(37,506)
Huntington Florida Tax-Free Money Fund
Year Ended December 31, 2001	95,641	2	(125,634)	(29,991)	95,641	2	(125,634)	(29,991)
Year Ended December 31, 2002	28,287	2	(43,561)	(15,272)	28,285	2	(43,559)	(15,272)
Huntington U.S. Treasury Money Market Fund
Year Ended December 31, 2001	67,255	262	(67,674)	(157)	67,255	262	(67,674)	(157)
Year Ended December 31, 2002	80,250	136	(66,399)	13,987	80,247	136	(66,399)	13,984

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Class B Shares				Class B Shares
	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change
Huntington Money Market Fund
Year Ended December 31, 2001	$2	$5	$--	$7	2	5	--	7
Year Ended December 31, 2002	165	--	(31)	134	165	--	(31)	134

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Interfund Shares				Interfund Shares
	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change
Huntington Money Market Fund
Period Ended December 31, 2001 (1)	$49,839	$--	$(29,246)	$20,593	49,839	--	(29,246)	20,593
Year Ended December 31, 2002	213,041	--	(206,922)	6,119	213,041	--	(206,922)	6,119

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Trust Shares				Trust Shares
	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change
Huntington Growth Fund
Year Ended December 31, 2001	$48,164	$--	$(48,233)	$(69)	1,072	--	(1,107)	(35)
Year Ended December 31, 2002	30,829	--	(30,839)	(10)	886	--	(852)	34
Huntington Income Equity Fund
Year Ended December 31, 2001	18,074	3,088	(21,276)	(114)	509	88	(597)	--
Year Ended December 31, 2002	20,796	2,335	(24,806)	(1,675)	670	73	(771)	(28)
Huntington Rotating Index Fund
Period Ended December 31, 2001 (2)	5,594	--	(101)	5,493	564	--	(12)	552
Year Ended December 31, 2002	14,881	--	(1,759)	13,122	1,622	--	(225)	1,397
Huntington Dividend Capture Fund
Period Ended December 31, 2001 (2)	16,902	617	(518)	17,001	1,680	62	(52)	1,690
Year Ended December 31, 2002	9,854	672	(2,069)	8,457	982	68	(207)	843
Huntington International Equity Fund
Period Ended December 31, 2001 (3)	31,112	7	(1,944)	29,175	3,383	1	(248)	3,136
Year Ended December 31, 2002	35,716	--	(4,886)	30,830	4,887	--	(700)	4,187
Huntington Mid Corp America Fund
Period Ended December 31, 2001 (3)	52,285	54	(841)	51,498	5,178	5	(85)	5,098
Year Ended December 31, 2002	59,953	--	(11,031)	48,922	5,906	--	(1,116)	4,790
Huntington New Economy Fund
Period Ended December 31, 2001 (3)	10,762	15	(334)	10,443	1,066	1	(35)	1,032
Year Ended December 31, 2002	16,851	--	(1,366)	15,485	1,683	--	(146)	1,537
Huntington Situs Small Cap Fund
Period Ended December 31, 2002 (4)	13,041	--	--	13,041	1,296	--	--	1,296

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Class A Shares				Class A Shares
	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change
Huntington Growth Fund
Year Ended December 31, 2001	$1,757	$--	$(120)	$1,637	29	--	(55)	(26)
Year Ended December 31, 2002	1,527	--	(2,006)	(479)	41	--	(56)	(15)
Huntington Income Equity Fund
Year Ended December 31, 2001	536	81	(365)	252	15	2	(10)	7
Year Ended December 31, 2002	914	64	(671)	307	28	2	(20)	10
Huntington Rotating Index Fund
Period Ended December 31, 2001 (2)	338	--	(37)	301	37	--	(4)	33
Year Ended December 31, 2002	521	--	(63)	458	61	--	(8)	53
Huntington Dividend Capture Fund
Period Ended December 31, 2001 (2)	1,125	18	(23)	1,120	111	2	(2)	111
Year Ended December 31, 2002	847	32	(609)	270	85	3	(60)	28
Huntington International Equity Fund
Period Ended December 31, 2001 (3)	584	--	(495)	89	63	--	(58)	5
Year Ended December 31, 2002	1,499	--	(1,435)	64	231	--	(220)	11
Huntington Mid Corp America Fund
Period Ended December 31, 2001 (3)	281	--	(8)	273	28	--	(1)	27
Year Ended December 31, 2002	782	--	(96)	686	80	--	(10)	70
Huntington New Economy Fund
Period Ended December 31, 2001 (3)	133	--	(4)	129	13	--	--	13
Year Ended December 31, 2002	322	--	(77)	245	34	--	(8)	26
Huntington Situs Small Cap Fund
Period Ended December 31, 2002 (4)	10	--	--	10	1	--	--	1

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Class B Shares				Class B Shares
	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change
Huntington Growth Fund
Year Ended December 31, 2001	$1,260	$--	$(2,416)	$(1,156)	41	--	(3)	38
Year Ended December 31, 2002	2,610	--	(432)	2,178	69	--	(12)	57
Huntington Income Equity Fund
Year Ended December 31, 2001	974	19	(41)	952	27	1	(1)	27
Year Ended December 31, 2002	3,711	80	(349)	3,442	113	3	(11)	105
Huntington Dividend Capture Fund
Period Ended December 31, 2001 (2)	2,000	48	(129)	1,919	196	5	(13)	188
Year Ended December 31, 2002	3,604	125	(404)	3,325	359	13	(41)	331
Huntington International Equity Fund
Period Ended December 31, 2001 (3)	119	--	(28)	91	14	--	(4)	10
Year Ended December 31, 2002	142	--	(16)	126	19	--	(2)	17
Huntington Mid Corp America Fund
Period Ended December 31, 2001 (3)	1,075	1	(10)	1,066	107	--	(1)	106
Year Ended December 31, 2002	2,602	--	(215)	2,387	263	--	(23)	240
Huntington New Economy Fund
Period Ended December 31, 2001 (3)	463	--	(2)	461	46	--	--	46
Year Ended December 31, 2002	675	--	(85)	590	68	--	(9)	59
Huntington Situs Small Cap Fund
Period Ended December 31, 2002 (4)	84	--	--	84	9	--	--	9

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Trust Shares				Trust Shares
	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change
Huntington Mortgage Securities Fund
Year Ended December 31, 2001	$7,343	$397	$(4,493)	$3,247	892	48	(546)	394
Year Ended December 31, 2002	14,803	528	(6,025)	9,306	1,747	62	(708)	1,101
Huntington Ohio Tax-Free Fund
Year Ended December 31, 2001	9,503	212	(15,128)	(5,413)	444	10	(706)	(252)
Year Ended December 31, 2002	14,202	154	(6,378)	7,978	656	7	(296)	367
Huntington Michigan Tax-Free Fund
Year Ended December 31, 2001	3,098	42	(2,761)	379	287	4	(256)	35
Year Ended December 31, 2002	6,025	30	(4,853)	1,202	555	3	(451)	107
Huntington Fixed Income Securities Fund
Year Ended December 31, 2001	24,238	2,937	(42,634)	(15,459)	1,341	143	(2,075)	(591)
Year Ended December 31, 2002	29,324	2,555	(38,001)	(6,122)	1,416	123	(1,832)	(293)
Huntington Intermediate Government Income Fund
Year Ended December 31, 2001	11,505	973	(20,993)	(8,515)	1,241	94	(2,022)	(687)
Year Ended December 31, 2002	24,965	835	(17,643)	8,157	2,335	79	(1,657)	757
Huntington Short/Intermediate Fixed Income Securities Fund
Year Ended December 31, 2001	20,954	2,094	(28,701)	(5,653)	1,166	106	(1,446)	(174)
Year Ended December 31, 2002	31,440	1,708	(26,322)	6,826	1,601	87	(1,338)	350

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Class A Shares				Class A Shares
	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change
Huntington Mortgage Securities Fund
Year Ended December 31, 2001	$68	$30	$(72)	$26	8	4	(9)	3
Year Ended December 31, 2002	2,177	70	(224)	2,023	252	8	(26)	234
Huntington Ohio Tax-Free Fund
Year Ended December 31, 2001	928	52	(137)	843	43	2	(6)	39
Year Ended December 31, 2002	1,707	45	(476)	1,276	79	2	(22)	59
Huntington Michigan Tax-Free Fund
Year Ended December 31, 2001	48	257	(1,236)	(931)	5	24	(114)	(85)
Year Ended December 31, 2002	817	133	(986)	(36)	77	12	(92)	(3)
Huntington Fixed Income Securities Fund
Year Ended December 31, 2001	102	46	(104)	44	5	2	(5)	2
Year Ended December 31, 2002	321	44	(96)	269	16	2	(5)	13
Huntington Intermediate Government Income Fund
Year Ended December 31, 2001	134	68	(238)	(36)	13	7	(23)	(3)
Year Ended December 31, 2002	5,521	87	(695)	4,913	513	8	(65)	456

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Class B Shares				Class B Shares
	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change	Shares Sold	Distributions Reinvested	Shares Redeemed	Net Change
Huntington Fixed Income Securities Fund
Year Ended December 31, 2001	$488	$8	$(29)	$467	24	--	(1)	23
Year Ended December 31, 2002	1,466	30	(163)	1,333	71	1	(8)	64

(1) Interfund shares commenced operations on September 4, 2001.

(2) Reflects operations for the period from May 1, 2001 (date of initial public investment) to December 31, 2001.

(3) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.

(4) Reflects operations for the period from September 30, 2002 (date of initial public investment) to December 31, 2002.

(4) Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank ("Huntington"), serves as the Funds' investment adviser (the "Adviser"). The Adviser receives for its services an annual investment adviser fee based on a percentage of each Fund's average daily net assets as listed below.

Money Market, Ohio Municipal Money Market, Florida Tax-Free Money	Tiered	Annual Rate
	Up to $500 million	0.30%
	On the next $500 million	0.25%
	On $1 billion and more	0.20%

	Fund	Annual Rate
	U.S. Treasury Money Market	0.20%
	Growth	0.60%
	Income Equity	0.60%
	Rotating Index	0.50%
	Dividend Capture	0.75%
	International Equity	1.00%
	Mid Corp America	0.75%
	New Economy	0.85%
	Situs Small Cap	0.75%
	Mortgage Securities	0.50%
	Ohio Tax-Free	0.50%
	Michigan Tax-Free	0.50%
	Fixed Income	0.50%
	Intermediate Government Income	0.50%
	Short/Intermediate Fixed Income	0.50%

Administrative and Financial Administration Fees--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and services. Huntington currently serves as sub-administrator to the Trust, assisting with the provisions of administrative services necessary to operate the Funds. Huntington also serves as financial administrator providing portfolio accounting services to the Funds. Effective May 1, 2002, Huntington sub-contracted certain fund accounting services to Bisys Fund Services Ohio, Inc. The fees paid for administrative and sub-administrative services are based on the level of average net assets of each Fund for the period.

Distribution and Shareholder Services Fees--The Funds have adopted Distribution and Shareholder Services Plans (the "Plans") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Edgewood Services, Inc. ("Edgewood"), the principal distributor, for distribution and shareholder services in connection with Investment A Shares and Investment B Shares not to exceed 0.25% and 1.00% of the daily net assets of each Fund's Investment A Shares and Investment B Shares, respectively. Investment A Shares and Trust Shares are also subject to an administrative services fee of 0.25% of each class' average daily net assets. Trust Shares are not subject to Rule 12b-1 fees.

Transfer and Dividend Disbursing Agent Fees and Expenses--Effective June 10, 2002, Unified Fund Services, Inc. ("Unified") became transfer and dividend disbursing agent for the Funds. Prior to this date State Street Bank and Trust Company provided these services. For its services, Unified receives fees based on the size, type, and number of accounts and transactions made by shareholders.

Custodian Fees--Huntington serves as the Funds' custodian. State Street Bank and Trust Company serves as sub-custodian for the International Equity Fund. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General--Certain of the Officers of the Trusts are Officers and Directors or Trustees of the above companies.

(5) Rotating Index Fund Structure

Due to the net asset level of the Rotating Index Fund ("Fund"), in accordance with its prospectus, the Fund sought to achieve its investment objectives by investing in other investment companies with similar investment objectives ("Underlying Funds"). As a result, investors in the Fund incurred expenses of both the Fund and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(6) Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities (and in-kind contributions), for the fiscal year ended December 31, 2002 were as follows:

Fund	Purchases	Sales
Growth	$33,005,433	$40,018,351
Income Equity	59,994,473	58,156,237
Rotating Index	26,048,640	12,423,876
Dividend Capture	34,224,484	21,992,959
International Equity	53,222,168	24,306,773
Mid Corp America	63,131,459	11,900,969
New Economy	18,940,245	6,868,927
Situs Small Cap	12,997,978	1,022,608
Mortgage Securities	39,599,979	25,446,218
Ohio Tax-Free	22,313,684	13,287,841
Michigan Tax-Free	6,863,282	5,761,747
Fixed Income	77,436,266	81,803,547
Intermediate Government Income	59,262,542	43,825,458
Short/Intermediate Fixed Income	73,371,372	64,791,789

(7) Concentration of Credit Risk

Since Ohio Municipal Money Market, Florida Tax-Free Money, Ohio Tax-Free and Michigan Tax-Free invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2002 the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies, as indicated below. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency is indicated below.

Fund	% of Portfolio Guaranteed/ Insured	% of Portfolio Backed by Largest Guarantor/ Insurer
Ohio Municipal Money Market	63.29%	8.45%
Florida Tax-Free Money Market	62.92%	8.89%
Ohio Tax-Free	29.03%	12.85%
Michigan Tax-Free	60.87%	22.40%

(8) Other Tax Information (unaudited)

The tax character of distributions paid during the fiscal year ended December 31, 2002, was as follows:

	Distributions Paid From
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Money Market	$8,362,076	$--	$8,362,076	$--	$8,362,076
Ohio Municipal Money Market	13,543	2	13,545	1,339,639	1,353,184
Florida Tax-Free Money	6,362	--	6,362	178,134	184,496
U.S. Treasury Money Market	5,821,183	--	5,821,183	--	5,821,183
Growth	--	--	--	--	--
Income Equity	6,951,246	256,378	7,207,624	--	7,207,624
Rotating Index	--	--	--	--	--
Dividend Capture	1,150,091	--	1,150,091	--	1,150,091
International Equity	--	--	--	--	--
Mid Corp America	815	--	815	--	815
New Economy	--	--	--	--	--
Situs Small Cap	--	--	--	--	--
Mortgage Securities	1,912,802	--	1,912,802	--	1,912,802
Ohio Tax-Free	10,917	92,779	103,696	1,465,114	1,568,810
Michigan Tax-Free	1,870	69,366	71,236	628,674	699,910
Fixed Income	6,626,275	--	6,626,275	--	6,626,275
Intermediate Government Income	3,025,052	--	3,025,052	--	3,025,052
Short/Intermediate Fixed Income Securities	4,761,025	--	4,761,025	--	4,761,025

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended December 31, 2002, the funds deferred to January 1, 2003 post October capital losses, post October currency losses and post October passive foreign investment company losses of:

Fund	Capital Losses
International Equity	$499,367
Situs Small Cap	493

As of December 31, 2002, the components of accumulated earnings (deficit) on a tax basis was as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Money Market	$--	$407,336	$--	$407,336	$(395,712)	$--	$--	$11,624
Ohio Municipal Money Market	50,323	--	--	50,323	(58,141)	--	--	(7,818)
Florida Tax-Free Money	6,048	--	--	6,048	(6,046)	--	--	2
U.S. Treasury Money Market	--	346,683	--	346,683	(326,025)	--	(2,070)	18,588
Growth	--	--	--	--	--	(1,598,175)	75,078,530	73,480,355
Income Equity	--	36,460	--	36,460	--	--	42,554,790	42,591,250
Rotating Index	--	--	--	--	--	(1,561,047)	(2,331,691)	(3,892,738)
Dividend Capture	--	127,840	--	127,840	(119,101)	(556,973)	(842,857)	(1,391,091)
International Equity	--	--	--	--	--	(6,990,289)	(3,888,479)	(10,878,768)
Mid Corp America	--	--	--	--	--	(2,289,979)	(9,061,641)	(11,351,620)
New Economy	--	--	--	--	--	(1,534,449)	(1,825,342)	(3,359,791)
Situs Small Cap	--	--	--	--	--	(40,408)	292,556	252,148
Mortgage Securities	--	7,263	--	7,263	--	(13,330,567)	1,548,815	(11,774,489)
Ohio Tax-Free	134,322	--	--	134,322	(134,319)	--	3,170,996	3,170,999
Michigan Tax-Free	68,933	6,734	18,402	94,069	(57,982)	--	1,221,163	1,257,250
Fixed Income	--	567,489	--	567,489	(568,481)	(3,534,364)	8,342,339	4,806,983
Intermediate Government Income	--	295,800	--	295,800	(295,920)	(135,291)	4,841,893	4,706,482
Short/Intermediate Fixed Income Securities	--	--	--	--	(390,249)	(3,253,032)	4,104,827	461,546

* The differences between the book-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the differences between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

For the taxable year ended December 31, 2002, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Qualified Dividend Income
Income Equity	100%
Dividend Capture	88%
Mid Corp America	100%

Explanation of the Indices (& Notes) in the
Management Discussion & Analysis

Please see page one for a definition of the S&P 500.

Growth Fund

† The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Lipper indices are an average of the total returns of the 30 largest mutual funds designated by Lipper, Inc., as falling into the respective categories indicated. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the indexes. This index is unmanaged and investments cannot be made in an index.

Income Equity Fund

† The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Lipper indices are an average of the total returns of the 30 largest mutual funds designated by Lipper, Inc., as falling into the respective categories indicated. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. These indices are unmanaged and investments cannot be made in an index.

Rotating Index Fund

† The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged and investments cannot be made in an index.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.The index is unmanaged and investments cannot be made in an index. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Frank Russell's only relationship to the Fund is the licensing of the use of the Index. Frank Russell Company is the owner of the trademarks and copyrights relating to the Index. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to the accuracy, or completeness, or otherwise.

The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap of the U.S. stock market. The index is unmanaged and investments cannot be made in an index.

The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments cannot be made in an index.

Dividend Capture Fund

† The DCIB is a blend of index total returns that represent the Fund's allocation in the market sectors. The blend is comprised of 33.33% Morgan Stanley REIT Index, 33.33% Merrill Lynch Fixed Rate Preferred Index and 33.33% Standard & Poor's 500/Barra Value Index. The indices are unmanaged and investments cannot be made in an index.

The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged and investments cannot be made in an index.

The Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed rate preferred stock issues. The Morgan Stanley REIT Index is a capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance. It is calculated by Morgan Stanley & Co., Inc., and reflects reinvestment of all applicable dividends, capital gains and interest. It is rebalanced and reconstituted quarterly. These indices are unmanaged and investments cannot be made in an index.

International Equity Fund

† The EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the Morgan Stanley Capital International (MSCI) universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars an in local currency. The EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged and investments cannot be made in an index.

Mid Corp America Fund

† The S&P 400 is an unmanaged capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. The S&P 400 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The S&P 400 has been adjusted to reflect reinvestment of dividends on securities in the index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The indices are unmanaged and investments cannot be made in an index.

New Economy Fund

† The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. The Russell 3000 Growth Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The Russell 3000 Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged and investments cannot be made in an index. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Situs Small Cap Fund

† The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap of the U.S. stock market. The S&P 600 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requiers to be reflected in the Fund's performance. The S&P 600 has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged and investments cannot be made in an index.

Mortgage Securities Fund

† Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., as falling into the respective categories indicated. The LUSMF is unmanaged and investments cannot be made in an average or index.

The LMBSI is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Guaduated Payment Mortgages. The LMBSI has been adjusted to reflect reinvestment of dividends on securities in the index. LMBSI is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Investments cannot be made in an index.

Ohio Tax-Free Fund

† The LB7MB is an index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of 6-8 years. As of January 1996 the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. The LB7MB has been adjusted to reflect the reinvestment of dividends on securities in the index. The LB7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged and investments cannot be made in an index. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Michigan Tax-Free Fund

† The LB5MB in an index of municipal bonds issued after January 1, 1991 with a minimum credit rating of Baa, been issued as part of a deal of at least $50 million, have a maturity value of a least $5 million and a maturity range of 1-5 years. The LB7MB is an index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of 6-8 years. As of January 1996 the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. The LB7MB has been adjusted to reflect the reinvestment of dividends on securities in the index. The LB5MB and LB7MB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged and investments cannot be made in an index. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Fixed Income Securities Fund

† The LBIGC is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. This index is unmanaged and investments cannot be made in an index.

Lipper figuires represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., as falling into the respective categories indicated. The LIIGDF is unmanaged and investments cannot be made in an average or index.

Intermediate Government Income Fund

† The ML1-5YGC is an index trading short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years. The LBIGC is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The LBIGC and ML1-5YGC are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are adjusted to reflect reinvestment of dividends on securities in the index. The indices are unmanaged and investments cannot be made in an index. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Short/Intermediate Fixed Income Securities Fund

† The ML1-5YGC is an index trading short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years. The LBIGC is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The ML1-5YGC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is adjusted to reflect reinvestment of dividends on securities in the index. The indices are unmanaged and investments cannot be made in an index. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Independent Auditors' Report

The Shareholders and Board of Trustees of the Huntington Funds:

We have audited the accompanying statements of assets and liabilities of the Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington Florida Tax-Free Money Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Rotating Index Fund, Huntington Dividend Capture Fund, Huntington International Equity Fund, Huntington Mid Corp America Fund, Huntington New Economy Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Michigan Tax-Free Fund, Huntington Fixed Income Securities Fund, Huntington Intermediate Government Income Fund, Huntington Short/Intermediate Fixed Income Securities Fund and Huntington Situs Small Cap Fund (collectively, the Funds), including the schedules of portfolio investments, as of December 31, 2002, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds listed above as of December 31, 2002, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
February 19, 2003

Board of Trustees and Trust Officers

The following tables give information about each Board member and the senior officers of the Funds. All of the Huntington Funds Board members are Independent. The Huntington Fund Complex consists of 18 investment company portfolios. Unless otherwise noted, each Board member oversees all portfolios in the Huntington Fund Complex and serves for an indefinite term. The Funds' Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

Independent Trustees Background

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s), Other Directorships Held and Previous Position(s)

David S. Schoedinger Birth Date: November 27, 1942 229 East State Street Columbus, OH TRUSTEE Began serving: May 1990	Principal Occupation: Since 1965, Chairman of the Board, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc. From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians).

Other Directorships Held: Huntington VA Funds (6 portfolios).

John M. Shary Birth Date: November 30, 1930 3097 Walden Ravines Columbus, OH TRUSTEE Began serving: October 1991	Principal Occupation: Retired; Formerly: Member, Business Advisory Board, HIE-HEALTHCARE.COM (formerly Hublink, Inc.) (1993-1997) (database integration software); Member, Business Advisory Board, Mind Leaders, Inc. (formerly DPEC - Data Processing Education Corp.) (1993-1996) (data processing education); Member, Business Advisory Board, Miratel Corporation (1993-1995) (research and development firm for CADCAM); Chief Financial Officer of OCLC Online Computer Library Center, Inc. (1978-1993); Member, Board of Directors, Applied Information Technology Research Center (1987-1990); Member, Board of Directors, AIT (1987-1990) technology.

Other Directorships Held: Huntington VA Funds (6 portfolios).

Thomas J. Westerfield Birth Date: April 19, 1955 7724 Westwind Cincinnati, OH TRUSTEE Began serving: January 2001	Principal Occupation: Since April 1993, Of Counsel, Cors & Bassett LLC (law firm). Other Directorships Held: Huntington VA Funds (6 portfolios).

William R. Wise Birth Date: October 20, 1931 613 Valley Forge Court Westerville, OH TRUSTEE Began serving: April 1991	Principal Occupation: Retired; Formerly, Corporate Director of Financial Services and Treasurer, Children's Hospital, Columbus, Ohio; Associate Executive Director and Treasurer, Children's Hospital, Columbus, Ohio (1985-1989).

Other Directorships Held: Huntington VA Funds (6 portfolios).

Officers

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Position(s)

Daniel B. Benhase Birth Date: November 23, 1959 41 South High Street Columbus, OH PRESIDENT

Principal Occupation: Executive Vice President, Private Financial Group, Huntington Bancshares Incorporated (June 2000 to present).

Previous Positions: Executive Vice President of Firstar Corporation and Firstar Bank, N.A.
(prior to June 2000).

Peter J. Germain Birth Date: September 3, 1959 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT	Principal Occupation: Senior Vice President and Managing Director, Mutual Fund Services, Federated Services Company. Previous Positions: Senior Corporate Counsel, Federated Investors, Inc.

James E. Ostrowski Birth Date: November 13, 1959 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT	Principal Occupation: Vice President, Federated Services Company.

David R. Carson Birth Date: December 18, 1958 3805 Edwards Road, Suite 350 Cincinnati, OH TREASURER

Principal Occupation: Vice President, Private Financial Group, Huntington Bancshares Incorporated (June 2001 to present).

Previous Positions: Senior Trust Officer and Transfer Agency Manager, Firstar Bank, N.A. (prior to June 2001).

Victor R. Siclari Birth Date: November 17, 1961 Federated Investors Tower Pittsburgh, PA SECRETARY	Principal Occupation: Partner, Reed Smith LLP (October 2002 to present). Previous Positions: Sr. Corporate Counsel and Vice President, Federated Services Company (prior to October 2002).

[Logo of Huntington National Bank]

THE HUNTINGTON NATIONAL BANK, a subsidiary of Huntington Bancshares, Inc. is the Custodian, Sub-Administrator and Financial Administrator of The Huntington Funds.

Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, serves as Investment Adviser to the Funds. Federated Services Co. and Edgewood Services, Inc., the Administrator and Distributor of The Huntington Funds, respectively, are not affiliated with The Huntington National Bank.

Cusip 446327108
Cusip 446327686
Cusip 446327207
Cusip 446327496
Cusip 446327306
Cusip 446327405
Cusip 446327504
Cusip 446327603
Cusip 446327702
Cusip 446327801
Cusip 446327884
Cusip 446327678
Cusip 446327876
Cusip 446327868
Cusip 446327710
Cusip 446327850
Cusip 446327520
Cusip 446327538
Cusip 446327660
Cusip 446327652
Cusip 446327645
Cusip 446327462
Cusip 446327488	Cusip 446327637
Cusip 446327629
Cusip 446327611
Cusip 446327561
Cusip 446327553
Cusip 446327546
Cusip 446327595
Cusip 446327587
Cusip 446327579
Cusip 446327843
Cusip 446327835
Cusip 446327827
Cusip 446327819
Cusip 446327793
Cusip 446327785
Cusip 446327777
Cusip 446327694
Cusip 446327769
Cusip 446327736
Cusip 446327728
Cusip 446327744
Cusip 446327470

Mutual funds, including money market funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds' objectives and policies, management fees, expenses and other information.

(800) 253-0412

[Logo of Huntington Funds]

27057 (2/03)